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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2008 through January 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.





Pioneer Classic
Balanced Fund
--------------------------------------------------------------------------------
Semiannual Report | January 31, 2009
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   AOBLX
Class B   ASBBX
Class C   PCBCX
Class Y   AYBLX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          35

Notes to Financial Statements                                                 43

Trustees, Officers and Service Providers                                      50



                Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    3

Portfolio Management Discussion | 1/31/09

A widening credit crisis led to slowing economic growth, rising unemployment, declining spending by both corporations and individual consumers and a growing aversion to risk in the world's capital markets over the six months ended January 31, 2009. Against this backdrop, the prices of stocks fell precipitously while most corporate bonds also lost value. In the following interview, Portfolio Managers Walter Hunnewell and Richard Schlanger discuss the factors that affected the performance of Pioneer Classic Balanced Fund during the six months ended January 31, 2009. Mr. Hunnewell manages the equity portfolio of the Fund, while Mr. Schlanger is responsible for the Fund's fixed-income portfolio.

Q  How did the Fund perform during the six months ended January 31, 2009?

A Pioneer Class Balanced Fund Class A shares had a total return of -20.94% at net asset value during the six months ended January 31, 2009. Over the same six-month period, the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Capital Government/Credit Index, returned -33.96% and 3.07%, respectively. In addition, over the same six months ended January 31, 2009, the average return of the 525 funds in Lipper's Mixed-Asset Target Allocation/Moderate category was -22.75%.

Q What were the principal factors affecting the Fund's performance during the six months ended January 31, 2009?

A We positioned the Fund defensively throughout the period, which helped it outperform its Lipper competitive fund's average. The Fund's allocations to equity and fixed-income securities changed during the six-month period, as the investments in equities declined from 63% of assets to about 56% of assets, while the proportion invested in fixed-income assets increased. The allocation strategy was principally the result of market action, as the equity market saw greater price losses than the bond market during the six months ended January 31, 2009.

   Investors increasingly tried to avoid risk as evidence accumulated that the global economy was slowing dramatically during the six-month period. In the United States, Lehman Brothers, a major investment bank, was forced into bankruptcy, while the Federal government either rescued or assisted in the takeovers of a number of other faltering financial institutions, including mortgage institutions Fannie Mae and Freddie Mac, giant global insurer American International Group (AIG), and major corporations such as Citigroup, Merrill Lynch and Washington Mutual. Working to avoid a major economic downturn, the U.S. Federal Reserve Board (the Fed) became increasingly innovative in injecting additional liquidity into the financial


4    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09
   system, while other major central banks around the globe reduced short-term interest rates in an effort to encourage more lending activity. At the same time, the outgoing Bush administration and Congress worked together to approve a $700 billion financial rescue package (the Troubled Assets Relief Program, or "TARP"), while the incoming Obama administration began preparing additional plans to reinvigorate economic activity.

   During the six months ended January 31, 2009, only the highest-quality securities, such as U.S. Treasuries and other government-backed instruments, were able to withstand the gravitational pull of the deteriorating global economy. In the fixed-income market, the yields of Treasuries of all maturities declined, with Treasury bills at times offering virtually no yield, as investors gave up current income in return for the safety of government-guaranteed principal. Government agency mortgages also produced positive returns during the period. At the same time, yield spreads between Treasuries and corporate debt widened significantly as corporate bonds generally lost value. Securities backed by assets such as credit card receivables or car loans saw dramatic price declines. In the equity market, stock valuations declined for companies across all market capitalizations, while all 10 sectors in the S&P 500 Index produced negative returns. Traditionally defensive sectors such as the health care, consumer staples and telecommunication services tended to perform better during the period compared to other areas, while more cyclical sectors of the stock market, such as the financials, materials and industrials turned in the period's worst performance on an absolute basis.

Q What were your principal strategies in the Fund's equity portfolio and how did they affect the Fund's performance during the six-month period ended January 31, 2009?

A The Fund's defensive positioning helped the equity portfolio outperform the broader stock market, as reflected by the S&P 500. Among the Fund's stock portfolio, performance was helped both by the general defensive positioning of the investments, which included overweighting areas such as health care, consumer staples and telecommunication services. Also supporting the Fund's relative results was our decision to underweight the poor-performing financials sector, which had the greatest exposure to the credit crisis. In addition, good security selection within the financials group helped the Fund's performance, as we maintained relatively greater exposure to non-bank financials, which were less directly exposed to the credit crisis. The Fund had no investments in some of the worst-performing stocks, including Bank of America, Citigroup and AIG. In addition, stock selection was good in the overweighted health care group, where some of the Fund's larger positions were in companies such as Teva Pharmaceuticals, Bristol-Myers Squibb and Abbott Labs, all of which performed relatively well. Of all the Fund's equity investments, the single leading contributor to


                Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    5
   relative results was fast food chain McDonald's. The Fund's underweighted position in the energy sector also helped, as we correctly anticipated the effects of declining oil prices. In addition, not owning shares of General Electric supported the Fund's relative results.

   In contrast, the Fund's performance was held back the most by our selections in the materials sector, most notably in global mining company Freeport McMoRan and in Potash Corporation of Saskatchewan, a producer of fertilizers as well as industrial and other agricultural products. We sold the investment in Potash. Stock selections in the information technology group also hurt the Fund's relative results. Some of the poorer performing technology picks included Nokia, a telecommunications equipment company, and Corning, a leader in producing flat-screen panels for television sets and computer terminals. We continue to hold these, albeit trimmed, positions, because of our favorable view of their long-term prospects.

   During the period, we added to existing Fund positions in a number of companies, including Nestle and Smucker's, two major food products companies; Hewlett-Packard, the diversified technology corporation; pharmaceuticals corporation Pfizer; and orthopedics products company Zimmer. We established new positions for the Fund in Monsanto, the global leader in producing genetically modified corn and soy seeds; and in Delta Airlines, which we thought could benefit from declining oil prices and reduced capacity among air carriers. At the same time, we eliminated the Fund's equity positions in several companies, including Lorillard; pharmaceuticals corporations Eli Lilly and Schering-Plough; cosmetics company Estee Lauder; chemicals corporation DuPont; and telecommunications services provider Verizon. We also reduced the Fund's exposures to Corning, U.S. Bancorp and Emerson Electric.

   Over the six months ended January 31, 2009, we did not make dramatic changes in the Fund's sector weightings, even as we increased the number of individual holdings to add more diversification to the portfolio. Nevertheless, we did make some minor adjustments, as we cautiously began to position the Fund for an eventual improvement in market conditions. For example, we increased the Fund's positions in non-bank financials companies and in the materials sector, while we reduced somewhat its exposure to the health care group.

Q What were your principal strategies in managing the Fund's fixed-income portfolio during the six-month period ended January 31, 2009, and how did they affect performance?

A We also maintained a relatively defensive posture for the Fund in the fixed-income area. Our largest emphasis was on government agency mortgage-backed securities, although we did pare back the Fund's investments in those securities over the period, from about 55% of fixed-income assets to


6    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09
   about 44%, because of our concerns that the Federal government might not step in to guarantee payment on interest and principal. The Fund had a relatively small exposure to U.S. Treasury and agency securities, primarily because they appeared richly priced after performing very strongly over the previous months. In general, we moved to upgrade the overall credit quality of the Fund's holdings. This entailed reducing the Fund's positions in below-investment-grade corporate securities, from 7.3% of fixed-income assets to about 5.2%. While the overall average credit quality of the Fund's portfolio declined slightly during the six-month period, from AA- to A+, that was principally the result of actions taken by credit rating agencies to lower ratings of specific corporate bonds in which the Fund already had invested, rather than any deliberate attempt on our part to invest the Fund in lower-rated bonds. The portfolio's duration, a measure of price sensitivity to changes in interest rates, declined during the six months ended January 31, 2009, from 4.16 years to 3.52 years, but that was mainly due to the natural shortening of mortgage durations.

   Near the end of 2008, the yield spreads between corporates and Treasuries had widened to such an extent that we began finding values in corporate bonds that we thought were compelling. As a result, we added new positions to the Fund in bonds issued by several companies, including telecommunications provider Verizon; oil field services corporation Weatherford International; diversified industrials company Tyco International; and two energy corporations, Trans Canada Pipeline and Centerpoint Energy. Among the investments that we sold from the Fund, in addition to some Fannie Mae and Freddie Mac mortgages and Fannie Mae debentures, were the bonds of Colonial Realty, a limited partnership. In general, we avoided the most visible disappointments in the corporate bond universe, although several holdings did detract from the Fund's performance, including securities issued by Sevan Marine, General Motors, American General Finance (a subsidiary of AIG), and Liberty Mutual.

Q  What is your investment outlook?

A We think the economy will continue to struggle over the first half of 2009. Unemployment is likely to continue to rise, and we expect that economic growth rates should remain below long-term trends. However, we also think the Fed will keep short-term interest rates low and take whatever steps are available to ensure the free flow of capital in an effort to keep the recession from worsening significantly. In addition, we expect other central banks of major industrialized nations to pursue comparable policies. We believe these efforts by the central banks eventually should re-stimulate growth, perhaps by the latter half of 2009. Given this outlook, we believe it is reasonable to think that corporate bonds -- with their significant yield advantages over government securities -- should have the potential to outperform other areas of the fixed-income market.


                Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    7

   In the past, the stock market has begun to move higher in anticipation of recovery even before an economic resurgence was evident, and we expect that historical trend may once again be borne out. We think we may begin to see improved performance by equities in the second half of 2009, although the market is likely to remain volatile. Given this view, we intend to keep the Fund's equity portion defensively positioned, maintaining the current emphasis on stocks with relatively high dividend yields. However, we also will be on alert for potential opportunities to buy attractive companies at low prices, perhaps in those sectors that could disproportionately benefit from increased economic activity.

   Both the Fund's fixed-income and equity portfolios were earning good yields at the end of the January 2009, and we believe this yield orientation should give shareholders the potential to earn relatively healthy current income while we await improved market conditions.

Please refer to the Schedule of Investments on pages 17-34 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


8    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

Portfolio Summary | 1/31/09


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]


U.S. Common Stocks                                                          45.5%
U.S. Corporate Bonds                                                        20.2%
U.S. Government Securities                                                  14.3%
Temporary Cash Investments                                                   8.3%
Depositary Receipts for International Stocks                                 5.7%
Collateralized Mortgage Obligations                                          3.2%
Preferred Domestic                                                           1.7%
Asset Backed Securities                                                      0.5%
Municipal Bonds                                                              0.3%
Convertible Corporate Bonds                                                  0.2%
Foreign Government Bonds                                                     0.1%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]


Government                                                                  18.3%
Financials                                                                  17.7%
Health Care                                                                 11.7%
Consumer Staples                                                             9.4%
Consumer Discretionary                                                       9.4%
Information Technology                                                       8.8%
Industrials                                                                  8.2%
Energy                                                                       7.5%
Telecommunication Services                                                   3.4%
Materials                                                                    3.2%
Utilities                                                                    2.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)


 1.  McDonald's Corp.                                                       3.04%
 2.  Teva Pharmaceutical Industries, Ltd.                                   2.97
 3.  Phillip Morris International, Inc.                                     2.80
 4.  Abbott Laboratories, Inc.                                              2.67
 5.  Bristol-Myers Squibb Co.                                               2.53
 6.  Hewlett-Packard Co.                                                    2.32
 7.  Lazard, Ltd.                                                           2.24
 8.  United Technologies Corp.                                              2.12
 9.  Emerson Electric Co.                                                   1.89
10.  Diamond Offshore Drilling, Inc.                                        1.78

This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    9

Prices and Distributions | 1/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

---------------------------------------------
     Class        1/31/09            7/31/08
---------------------------------------------
       A           $6.69              $8.65
---------------------------------------------
       B           $6.65              $8.61
---------------------------------------------
       C           $6.68              $8.63
---------------------------------------------
       Y           $6.69              $8.65
---------------------------------------------

Distributions per Share: 8/1/08-1/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
    Class             Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
      A              $0.1629               $ --              $ --
      B              $0.1368               $ --              $ --
      C              $0.1276               $ --              $ --
      Y              $0.1787               $ --              $ --

--------------------------------------------------------------------------------
The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Barclays Capital (formerly Lehman Brothers) Government/Credit Bond Index measures the performance of all debt obligations of the U.S. government agencies and all investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 11-14.


10    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

Performance Update | 1/31/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


Average Annual Total Returns
(As of January 31, 2009)
-----------------------------------------------------------------------
                                         Net Asset     Public Offering
Period                                   Value (NAV)   Price (POP)
-----------------------------------------------------------------------
 10 Years                                  1.91%         1.44%
 5 Years                                  -1.17         -2.07
 1 Year                                  -25.71        -29.05
-----------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2008)
-----------------------------------------------------------------------
                                         Gross         Net
-----------------------------------------------------------------------
                                           1.30%         1.16%
-----------------------------------------------------------------------

Value of $10,000 Investment
          Pioneer Classic        Standard & Poor's              Barclays Capital
           Balanced Fund             500 Index            Government/Credit Bond Index
1/99           9,550                  10,000                      10,000
1/00           9,413                   9,713                      11,034
1/01          10,799                  11,050                      10,935
1/02          11,123                  11,878                       9,170
1/03          10,204                  13,093                       7,061
1/04          12,242                  13,829                       9,500
1/05          12,803                  14,378                      10,091
1/06          13,877                  14,590                      11,138
1/07          15,514                  15,157                      12,753
1/08          15,535                  16,575                      12,458
1/09          11,540                  16,929                       7,646


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    11

Performance Update | 1/31/09                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


Average Annual Total Returns
(As of January 31, 2009)
-------------------------------------------------------------
                                         If         If
Period                                   Held       Redeemed
-------------------------------------------------------------
 10 Years                                  1.10%      1.10%
 5 Years                                  -2.01      -2.01
 1 Year                                  -26.42     -29.27
-------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2008)
-------------------------------------------------------------
                                         Gross       Net
-------------------------------------------------------------
                                          2.13%       2.06%
-------------------------------------------------------------

Value of $10,000 Investment
          Pioneer Classic        Standard & Poor's              Barclays Capital
           Balanced Fund             500 Index            Government/Credit Bond Index
1/99          10,000                  10,000                      10,000
               9,779                   9,713                      11,034
1/01          11,146                  11,050                      10,935
              11,398                  11,878                       9,170
1/03          10,376                  13,093                       7,061
              12,353                  13,829                       9,500
1/05          12,818                  14,378                      10,091
              13,780                  14,590                      11,138
1/07          15,289                  15,157                      12,753
              15,166                  16,575                      12,458
1/09          11,159                  16,929                       7,646

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/10 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


12    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

Performance Update | 1/31/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


Average Annual Total Returns
(As of January 31, 2009)
-------------------------------------------------------------
                                         If         If
Period                                   Held       Redeemed
-------------------------------------------------------------
 10 Years                                  1.17%      1.17%
 5 Years                                  -1.89      -1.89
 1 Year                                  -26.40     -26.40
-------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2008)
-------------------------------------------------------------
                                         Gross      Net
-------------------------------------------------------------
                                           2.10%      2.06%
-------------------------------------------------------------

Value of $10,000 Investment
          Pioneer Classic        Standard & Poor's              Barclays Capital
           Balanced Fund             500 Index            Government/Credit Bond Index
1/99          10,000                  10,000                      10,000
               9,779                   9,713                      11,034
1/01          11,146                  11,050                      10,935
              11,398                  11,878                       9,170
1/03          10,376                  13,093                       7,061
              12,353                  13,829                       9,500
1/05          12,818                  14,378                      10,091
              13,857                  14,590                      11,138
1/07          15,368                  15,157                      12,753
              15,259                  16,575                      12,458
1/09          11,230                  16,929                       7,646

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    13

Performance Update | 1/31/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


Average Annual Total Returns
(As of January 31, 2009)
-------------------------------------------------------------
                                         If         If
Period                                   Held       Redeemed
-------------------------------------------------------------
 10 Years                                  2.14%      2.14%
 5 Years                                  -0.89      -0.89
 1 Year                                  -25.48     -25.48
-------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2008)
-------------------------------------------------------------
                                         Gross      Net
-------------------------------------------------------------
                                           0.80%      0.80%
-------------------------------------------------------------

Value of $10,000 Investment
          Pioneer Classic        Standard & Poor's              Barclays Capital
           Balanced Fund             500 Index            Government/Credit Bond Index
1/99          10,000                  10,000                      10,000
               9,873                   9,713                      11,034
1/01          11,346                  11,050                      10,935
              11,712                  11,878                       9,170
1/03          10,771                  13,093                       7,061
              12,928                  13,829                       9,500
1/05          13,541                  14,378                      10,091
              14,710                  14,590                      11,138
1/07          16,504                  15,157                      12,753
              16,587                  16,575                      12,458
1/09          12,360                  16,929                       7,646

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2008 through January 31, 2009.

----------------------------------------------------------------------------------------
 Share Class                       A               B              C                Y
----------------------------------------------------------------------------------------
 Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 on 8/1/08
----------------------------------------------------------------------------------------
 Ending Account Value            $790.60         $786.80         $787.70         $792.20
 (after expenses)
 on 1/31/09
----------------------------------------------------------------------------------------
 Expenses Paid                     $5.22           $9.25           $9.26           $3.69
 During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.82% for class A, B, C and Y respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2008 through January 31, 2009.

----------------------------------------------------------------------------------------
 Share Class                       A               B              C                Y
----------------------------------------------------------------------------------------
 Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 on 8/1/08
----------------------------------------------------------------------------------------
 Ending Account Value          $1,019.30       $1,014.78       $1,014.78       $1,021.01
 (after expenses)
 on 1/31/09
----------------------------------------------------------------------------------------
 Expenses Paid                     $5.89          $10.43          $10.43           $4.17
 During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.82% for class A, B, C and Y respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).


16    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

Schedule of Investments | 1/31/09 (unaudited)

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount       Rate (d)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------
                                       CONVERTIBLE CORPORATE BONDS -- 0.2%
                                       BANKS -- 0.2%
                                       Regional Banks -- 0.2%
 $  280,000                  A/A1      National City Corp., 4.0%, 2/1/11             $    257,250
-------------------------------------------------------------------------------------------------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $236,528)                               $    257,250
-------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------
                                       PREFERRED STOCKS -- 1.8%
                                       COMMERCIAL SERVICES & SUPPLIES -- 1.4%
                                       Office Services & Supplies -- 1.4%
     55,092                            Avery Dennison Corp., 7.875%, 11/15/10        $  1,597,668
                                                                                     ------------
                                       Total Commercial Services & Supplies          $  1,597,668
-------------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 0.4%
                                       Diversified Financial Services -- 0.4%
        905                            Bank of America Corp., 7.25%, 12/31/49        $    456,573
                                                                                     ------------
                                       Total Diversified Financials                  $    456,573
-------------------------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $3,390,777)                             $  2,054,241
-------------------------------------------------------------------------------------------------
                                       COMMON STOCKS -- 54.7%
                                       ENERGY -- 4.4%
                                       Integrated Oil & Gas -- 1.1%
     25,160                            Royal Dutch Shell Plc (A.D.R.)                $  1,238,627
-------------------------------------------------------------------------------------------------
                                       Oil & Gas Drilling -- 1.7%
     31,736                            Diamond Offshore Drilling, Inc. (b)           $  1,991,751
-------------------------------------------------------------------------------------------------
                                       Oil & Gas Equipment & Services -- 0.1%
     11,308                            Weatherford International, Inc.*              $    124,727
-------------------------------------------------------------------------------------------------
                                       Oil & Gas Exploration & Production -- 1.2%
      2,878                            Apache Corp.                                  $    215,850
     32,438                            XTO Energy, Inc.                                 1,203,125
                                                                                     ------------
                                                                                     $  1,418,975
-------------------------------------------------------------------------------------------------
                                       Oil & Gas Storage & Transportation -- 0.3%
     36,715                            EL Paso Corp.                                 $    300,329
                                                                                     ------------
                                       Total Energy                                  $  5,074,409
-------------------------------------------------------------------------------------------------
                                       MATERIALS -- 2.3%
                                       Diversified Metals & Mining -- 1.1%
     50,937                            Freeport-McMoRan Copper & Gold, Inc.
                                       (Class B)                                     $  1,280,556
-------------------------------------------------------------------------------------------------
                                       Fertilizers & Agricultural Chemicals -- 0.5%
      8,871                            Monsanto Co.                                  $    674,728
-------------------------------------------------------------------------------------------------
                                       Paper Packaging -- 0.4%
     27,664                            Packaging Corp. of America                    $    392,829
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    17

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
                           Specialty Chemicals -- 0.3%
  7,089                    Ecolab, Inc.                             $    240,742
                                                                    ------------
                           Total Materials                          $  2,588,855
--------------------------------------------------------------------------------
                           CAPITAL GOODS -- 4.6%
                           Aerospace & Defense -- 2.1%
 49,471                    United Technologies Corp.                $  2,374,113
--------------------------------------------------------------------------------
                           Electrical Component & Equipment -- 2.5%
 64,636                    Emerson Electric Co.                     $  2,113,597
 30,937                    Rockwell International Corp.                  805,599
                                                                    ------------
                                                                    $  2,919,196
                                                                    ------------
                           Total Capital Goods                      $  5,293,309
--------------------------------------------------------------------------------
                           COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                           Commercial Printing -- 0.4%
 51,431                    R.R. Donnelly & Sons Co.                 $    501,967
                                                                    ------------
                           Total Commercial Services & Supplies     $    501,967
--------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.5%
                           Airlines -- 0.5%
 74,903                    Delta Air Lines, Inc.*(b)                $    516,831
                                                                    ------------
                           Total Transportation                     $    516,831
--------------------------------------------------------------------------------
                           AUTOMOBILES & COMPONENTS -- 0.2%
                           Auto Parts & Equipment -- 0.2%
 19,712                    Johnson Controls, Inc.                   $    246,597
                                                                    ------------
                           Total Automobiles & Components           $    246,597
--------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.3%
                           Household Appliances -- 0.3%
 10,988                    Snap-On, Inc.                            $    331,618
                                                                    ------------
                           Total Consumer Durables & Apparel        $    331,618
--------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 3.0%
                           Restaurants -- 3.0%
 58,530                    McDonald's Corp. (b)                     $  3,395,911
                                                                    ------------
                           Total Consumer Services                  $  3,395,911
--------------------------------------------------------------------------------
                           MEDIA -- 2.1%
                           Movies & Entertainment -- 1.9%
172,709                    Regal Entertainment Group, Inc. (b)      $  1,733,998
 27,739                    Viacom, Inc. (Class B)*                       409,150
                                                                    ------------
                                                                    $  2,143,148
--------------------------------------------------------------------------------
                           Publishing -- 0.2%
  9,956                    McGraw-Hill Co., Inc.                    $    218,932
                                                                    ------------
                           Total Media                              $  2,362,080
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
                         RETAILING -- 0.7%
                         Computer & Electronics Retail -- 0.3%
14,598                   Gamestop Corp.*                            $    361,738
--------------------------------------------------------------------------------
                         Department Stores -- 0.4%
12,963                   J.C. Penney Co., Inc.                      $    217,130
16,594                   Nordstrom, Inc. (b)                             210,578
                                                                    ------------
                                                                    $    427,708
                                                                    ------------
                         Total Retailing                            $    789,446
--------------------------------------------------------------------------------
                         FOOD & DRUG RETAILING -- 2.6%
                         Drug Retail -- 2.6%
57,579                   CVS/Caremark Corp.                         $  1,547,724
50,145                   Walgreen Co.                                  1,374,474
                                                                    ------------
                                                                    $  2,922,198
                                                                    ------------
                         Total Food & Drug Retailing                $  2,922,198
--------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 4.8%
                         Distillers & Vintners -- 0.3%
23,733                   Constellation Brands, Inc.*                $    344,603
                                                                    ------------
                         Packaged Foods & Meats -- 1.7%
15,352                   Nestle SA (A.D.R.)                         $    531,686
31,765                   The J.M. Smucker Co.                          1,434,190
                                                                    ------------
                                                                    $  1,965,876
--------------------------------------------------------------------------------
                         Tobacco -- 2.8%
84,328                   Phillip Morris International, Inc.         $  3,132,785
                                                                    ------------
                         Total Food, Beverage & Tobacco             $  5,443,264
--------------------------------------------------------------------------------
                         HOUSEHOLD & PERSONAL PRODUCTS -- 1.2%
                         Household Products -- 1.2%
25,373                   Procter & Gamble Co.*                      $  1,382,829
                                                                    ------------
                         Total Household & Personal Products        $  1,382,829
--------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                         Health Care Distributors -- 1.4%
37,863                   McKesson Corp.                             $  1,673,545
--------------------------------------------------------------------------------
                         Health Care Equipment -- 0.4%
11,900                   Zimmer Holdings, Inc.*                     $    433,160
--------------------------------------------------------------------------------
                         Health Care Supplies -- 0.2%
 2,327                   Alcon, Inc.*                               $    199,284
                                                                    ------------
                         Total Health Care Equipment & Services     $  2,305,989
--------------------------------------------------------------------------------
                         PHARMACEUTICALS & BIOTECHNOLOGY -- 8.8%
                         Biotechnology -- 0.4%
 7,815                   Amgen, Inc.*                               $    428,653
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    19

---------------------------------------------------------------------------------
Shares                                                               Value
---------------------------------------------------------------------------------
                           Pharmaceuticals -- 8.4%
 53,859                    Abbott Laboratories, Inc.                 $  2,985,943
132,019                    Bristol-Myers Squibb Co.                     2,826,527
 37,414                    Pfizer, Inc.                                   545,496
 80,115                    Teva Pharmaceutical Industries, Ltd.         3,320,767
                                                                     ------------
                                                                     $  9,678,733
                                                                     ------------
                           Total Pharmaceuticals & Biotechnology     $ 10,107,386
---------------------------------------------------------------------------------
                           BANKS -- 1.0%
                           Diversified Banks -- 0.7%
 53,203                    U.S. Bancorp                              $    789,533
---------------------------------------------------------------------------------
                           Regional Banks -- 0.3%
 25,230                    KeyCorp (b)                               $    183,674
  5,164                    SunTrust Banks, Inc.                            63,311
  6,081                    Zions BanCorp. (b)                              90,729
                                                                     ------------
                                                                     $    337,714
                                                                     ------------
                           Total Banks                               $  1,127,247
---------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 4.3%
                           Asset Management & Custody Banks -- 0.9%
  7,595                    Franklin Resources, Inc.                  $    367,750
  6,398                    State Street Corp.                             148,881
 20,517                    The Bank of New York Mellon Corp.              528,108
                                                                     ------------
                                                                     $  1,044,739
---------------------------------------------------------------------------------
                           Diversified Finance Services -- 0.1%
  5,626                    J.P. Morgan Chase & Co.                   $    143,519
---------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 2.8%
  3,166                    Goldman Sachs Group, Inc. (b)             $    255,591
 94,615                    Lazard Ltd. (b)                              2,507,298
 20,141                    Morgan Stanley Co.                             407,452
                                                                     ------------
                                                                     $  3,170,341
---------------------------------------------------------------------------------
                           Specialized Finance -- 0.5%
  1,123                    CME Group, Inc.                           $    195,301
  5,672                    IntercontinentalExchange, Inc.*                322,907
                                                                     ------------
                                                                     $    518,208
                                                                     ------------
                           Total Diversified Financials              $  4,876,807
---------------------------------------------------------------------------------
                           INSURANCE -- 0.4%
                           Life & Health Insurance -- 0.2%
 11,416                    Aflac, Inc.                               $    264,965
---------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.2%
  9,766                    Axis Capital Holdings, Ltd.               $    236,923
                                                                     ------------
                           Total Insurance                           $    501,888
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

---------------------------------------------------------------------------------
Shares                                                               Value
---------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.9%
                           Application Software -- 0.8%
  6,769                    Adobe Systems, Inc.*                      $    130,709
 36,518                    Citrix Systems, Inc.*(b)                       768,339
                                                                     ------------
                                                                     $    899,048
---------------------------------------------------------------------------------
                           Internet Software & Services -- 0.1%
    440                    Google, Inc.*                             $    148,953
                                                                     ------------
                           Total Software & Services                 $  1,048,001
---------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 5.6%
                           Communications Equipment -- 3.3%
113,942                    Cisco Systems, Inc.*                      $  1,705,712
 24,124                    Corning, Inc.                                  243,894
153,371                    Nokia Corp. (A.D.R.)                         1,881,862
                                                                     ------------
                                                                     $  3,831,468
---------------------------------------------------------------------------------
                           Computer Hardware -- 2.3%
 74,705                    Hewlett-Packard Co.                       $  2,595,999
                                                                     ------------
                           Total Technology Hardware & Equipment     $  6,427,467
---------------------------------------------------------------------------------
                           SEMICONDUCTORS -- 1.7%
                           Semiconductor Equipment -- 0.2%
 23,333                    Applied Materials, Inc.                   $    218,630
---------------------------------------------------------------------------------
                           Semiconductors -- 1.5%
 12,309                    Broadcom Corp.*                           $    195,098
122,260                    Intel Corp.                                  1,577,154
                                                                     ------------
                                                                     $  1,772,252
                                                                     ------------
                           Total Semiconductors                      $  1,990,882
---------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 2.5%
                           Integrated Telecommunication Services -- 2.5%
124,424                    Frontier Communications Corp.             $  1,009,079
214,013                    Windstream Corp.                             1,857,633
                                                                     ------------
                                                                     $  2,866,712
                                                                     ------------
                           Total Telecommunication Services          $  2,866,712
---------------------------------------------------------------------------------
                           UTILITIES -- 0.4%
                           Multi-Utilities -- 0.4%
  9,510                    Sempra Energy Co.                         $    416,919
                                                                     ------------
                           Total Utilities                           $    416,919
---------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost $88,218,288)                        $ 62,518,612
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    21

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                         ASSET BACKED SECURITIES -- 0.5%
                                         FOOD & DRUG RETAILING -- 0.1%
                                         Food Retail -- 0.1%
$    200,000                  BB/Aaa     Dominos Pizza Master Issuer LLC, 7.629%,
                                         4/25/37                                          $     80,000
                                                                                          ------------
                                         Total Food & Drug Retailing                      $     80,000
------------------------------------------------------------------------------------------------------
                                         BANKS -- 0.4%
                                         Thrifts & Mortgage Finance -- 0.4%
     325,000        0.57      AAA/Aaa    Carrington Mortgage, Floating Rate Note,
                                         10/25/36                                         $    276,262
     242,483                  A/Baa1     Local Insight Media Finance LLC, 5.88%,
                                         10/23/37                                              181,597
                                                                                          ------------
                                                                                          $    457,859
                                                                                          ------------
                                         Total Banks                                      $    457,859
------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.0%
                                         Diversified Financial Services -- 0.0%
      60,000        0.91      AA/Aa2     Asset Backed Securities Corp., Floating Rate
                                         Note, 4/25/35                                    $     50,477
                                                                                          ------------
                                         Total Diversified Financials                     $     50,477
------------------------------------------------------------------------------------------------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $773,196)                                  $    588,336
------------------------------------------------------------------------------------------------------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.4%
                                         BANKS -- 0.5%
                                         Thrifts & Mortgage Finance -- 0.5%
     450,714                  NR/Aaa     ABN Amro Mortgage Corp., 4.75%, 5/25/18          $    436,593
     350,000                  BB/Ba2     T SRA R 2006-1 F, 7.5296%, 10/15/36
                                         (144A)                                                105,000
                                                                                          ------------
                                                                                          $    541,593
                                                                                          ------------
                                         Total Banks                                      $    541,593
------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.5%
                                         Diversified Financial Services -- 0.5%
     100,000        6.28      NR/Aaa     Chase Commercial Mortgage Securities Corp.,
                                         Floating Rate Note, 2/12/16                      $     98,982
     140,000                  NR/Ba1     Global Signal, 7.036%, 2/15/36 (144A)                 121,800
     510,123        5.19      AAA/Aaa    SARM 2004-12 7A1, Floating Rate Note,
                                         2/25/34                                               405,670
                                                                                          ------------
                                                                                          $    626,452
                                                                                          ------------
                                         Total Diversified Financials                     $    626,452
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 2.4%
                                          Government -- 2.4%
$    390,862                  AAA/Aaa     Fannie Mae Benchmark, 5.45%, 12/25/20          $    405,265
      61,118                   NR/NR      Federal Home Loan Bank, 5.0%, 1/15/16                62,354
      66,422                  AAA/Aaa     Federal Home Loan Bank, 6.0%, 4/15/32                68,532
     157,076                  AAA/Aaa     Federal Home Loan Mortgage Corp., 5.875%,
                                          5/15/16                                             160,167
     395,714                  AAA/Aaa     Federal National Mortgage Association, 5.5%,
                                          12/15/20                                            408,432
     351,602                  AAA/Aaa     Federal National Mortgage Association, 6.0%,
                                          12/15/21                                            360,948
     724,564                   NR/NR      Freddie Mac, 5.5%, 9/15/36                          696,131
     182,578                  AAA/Aaa     Freddie Mac, 5.5%, 6/15/32                          185,736
     348,909                  AAA/Aaa     Freddie Mac, 6.1%, 9/15/18                          346,812
                                                                                         ------------
                                                                                         $  2,694,377
                                                                                         ------------
                                          Total Government                               $  2,694,377
-----------------------------------------------------------------------------------------------------
                                          TOTAL COLLATERALIZED MORTGAGE
                                          OBLIGATIONS
                                          (Cost $4,203,217)                              $  3,862,422
-----------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 21.5%
                                          ENERGY -- 2.9%
                                          Integrated Oil & Gas -- 0.2%
     160,000                   A/A2       Occidental Petroleum Corp., 6.75%, 1/15/12     $    168,589
      25,000                 BBB/Baa2     Petro-Canada Corp., 4.0%, 7/15/13                    22,068
                                                                                         ------------
                                                                                         $    190,657
-----------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.1%
     100,000                 BBB+/Baa2    Transocean Sedco, Ltd., 1.5%, 12/15/37         $     82,250
      75,000                 BBB+/Baa2    Transocean Sedco, Ltd., 1.625%, 12/15/37             66,375
                                                                                         ------------
                                                                                         $    148,625
-----------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.4%
     200,000        5.53       NR/NR      Sevan Marine ASA, Floating Rate Note,
                                          5/14/13 (144A)                                 $     94,000
     135,000                 BBB+/Baa1    Weatherford International, Ltd., 9.625%,
                                          3/1/19                                              137,402
     200,000                 BBB+/Baa1    Weatherford International, Inc., 6.625%,
                                          11/15/11                                            195,775
                                                                                         ------------
                                                                                         $    427,177
-----------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.2%
     175,000                 BBB/Baa2     Canadian National Resources, Ltd., 5.9%,
                                          2/1/18                                         $    151,813
      65,000                 BBB+/Baa1    Pemex Project Funding Master Trust, 9.125%,
                                          10/13/10                                             68,900
                                                                                         ------------
                                                                                         $    220,713
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    23

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.3%
$    375,000                 BBB/Baa1     Spectra Energy Capital, Inc., 6.2%, 4/15/18    $    335,123
-----------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 1.7%
      90,000                 BBB-/Baa2    Boardwalk Pipelines LLC, 5.5%, 2/1/17          $     69,561
     125,000                 BBB/Baa2     Buckeye Partners LP, 6.05%, 1/15/18 (b)             104,075
     550,000                 BBB/Baa2     Kinder Morgan Energy LP, 5.95%, 2/15/18 (b)         525,593
     320,000                 BBB-/Baa3    NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)            298,777
     400,000                 BBB-/Baa3    Plains All America Pipeline, LP, 6.125%,
                                          1/15/17                                             330,396
     250,000                   A-/A3      Questar Pipeline Co., 5.83%, 2/1/18                 225,455
     400,000        7.00      BB/Ba1      Teppco Partners LP, Floating Rate Note,
                                          6/1/67                                              206,478
     175,000                   A-/A3      Trans-Canada Pipelines, LP, 7.125%, 1/15/09         185,490
                                                                                         ------------
                                                                                         $  1,945,825
                                                                                         ------------
                                          Total Energy                                   $  3,268,120
-----------------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.9%
                                          Aluminum -- 0.1%
     150,000                   B/B3       Novelis, Inc., 7.25%, 2/15/15                  $     84,000
-----------------------------------------------------------------------------------------------------
                                          Commodity Chemicals -- 0.1%
     300,000                  B+/Ba3      Nova Chemicals, Ltd., 6.5%, 1/15/12            $     88,500
-----------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 0.3%
     425,000                 BBB+/Baa2    Inco, Ltd., 7.2%, 9/15/32                      $    306,095
-----------------------------------------------------------------------------------------------------
                                          Fertilizers & Agricultural Chemicals -- 0.2%
     300,000                 BBB/Baa2     Agrium, Inc., 6.75%, 1/15/19                   $    280,939
      30,000                  A-/Baa1     Potash Corp., Saskatchewan, 4.875%,
                                          3/1/13                                               29,044
                                                                                         ------------
                                                                                         $    309,983
-----------------------------------------------------------------------------------------------------
                                          Steel -- 0.2%
     230,000                 BBB+/Baa2    ArcelorMittal SA, 6.125%, 6/1/18               $    179,954
      70,000                 BBB/Baa2     Commercial Metals Co., 7.35%, 8/15/18                54,828
                                                                                         ------------
                                                                                         $    234,782
                                                                                         ------------
                                          Total Materials                                $  1,023,360
-----------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.2%
                                          Aerospace & Defense -- 0.0%
      25,000                   A+/A2      Boeing Co., 5.125%, 2/15/13                    $     25,746
-----------------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.1%
     175,000                 BBB+/Baa1    TYCO International Group SA, 8.5%, 1/15/19     $    185,792
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.1%
$    300,000                 BBB-/Baa2    Glencore Funding LLC, 6.0%, 4/15/14 (144A)     $    147,033
                                                                                         ------------
                                          Total Capital Goods                            $    358,571
-----------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                          Office Services & Supplies -- 0.2%
     250,000                   A/A1       Pitney Bowes, Inc., 5.6%, 3/15/18              $    244,066
                                                                                         ------------
                                          Total Commercial Services & Supplies           $    244,066
-----------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.6%
                                          Airlines -- 0.4%
       8,500                 BBB+/Baa2    Continental Airlines, Inc., 6.648%, 9/15/17    $      6,800
     500,000                 BBB+/Baa1    Southwest Airlines Co., 5.25%, 10/1/14              402,447
                                                                                         ------------
                                                                                         $    409,247
-----------------------------------------------------------------------------------------------------
                                          Railroads -- 0.2%
     225,000                 BBB/Baa1     Burlington Sante Fe Corp., 7.0%, 2/1/14        $    238,447
                                                                                         ------------
                                          Total Transportation                           $    647,694
-----------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.3%
                                          Auto Parts & Equipment -- 0.2%
     460,000                  BB-/B2      TRW Automotive, Inc., 7.25%, 3/15/17           $    207,000
-----------------------------------------------------------------------------------------------------
                                          Automobile Manufacturers -- 0.1%
     500,000                    C/C       General Motors, Inc., 7.2%, 1/15/11 (b)        $    102,500
                                                                                         ------------
                                          Total Automobiles & Components                 $    309,500
-----------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.3%
                                          Household Appliances -- 0.3%
     345,000                 BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13                  $    300,173
                                                                                         ------------
                                          Total Consumer Durables & Apparel              $    300,173
-----------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.3%
                                          Restaurants -- 0.3%
     300,000                   A/A3       McDonalds Corp., 5.75%, 3/1/12                 $    315,070
                                                                                         ------------
                                          Total Consumer Services                        $    315,070
-----------------------------------------------------------------------------------------------------
                                          MEDIA -- 1.8%
                                          Broadcasting -- 1.6%
     500,000                 BBB+/Baa2    Comcast Cable Corp., 6.75%, 1/30/11            $    512,356
     400,000                 BBB-/Baa3    Cox Communications, Inc., 7.125%, 10/1/12           394,370
     500,000                  BB-/B3      Intelsat Sub Holdings, Ltd., 8.5%,
                                          1/15/13 (144A)                                      468,750
     512,000                 BBB+/Baa1    News America, Inc., 7.3%, 4/30/28                   448,195
                                                                                         ------------
                                                                                         $  1,823,671
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    25

----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                          Cable & Satellite -- 0.2%
$    125,000                 BBB/Baa2     British Sky Broadcasting, Ltd., 6.1%,
                                          2/15/18 (144A)                                $    105,687
      80,000                 BBB+/Baa2    Comcast Corp., 5.3%, 1/15/14                        78,426
      50,000                 BBB+/Baa2    Time Warner Cable, Inc., 8.75%, 2/14/19             55,678
                                                                                        ------------
                                                                                        $    239,791
                                                                                        ------------
                                          Total Media                                   $  2,063,462
----------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.3%
                                          General Merchandise Stores -- 0.3%
     350,000                   A+/A2      Target Corp., 5.875%, 3/1/12                  $    369,146
                                                                                        ------------
                                          Total Retailing                               $    369,146
----------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.6%
                                          Agricultural Products -- 0.2%
     250,000                   A/A2       Cargill, Inc., 5.2%, 1/22/13 (144A)           $    239,253
----------------------------------------------------------------------------------------------------
                                          Brewers -- 0.0%
      35,000                 BBB+/Baa1    Miller Brewing Co., 5.5%, 8/15/13 (144A)      $     33,107
----------------------------------------------------------------------------------------------------
                                          Soft Drinks -- 0.4%
      35,000                   A/A2       Bottling Group LLC, 5.0%, 11/15/13            $     36,107
     350,000                  A+/Aa2      Pepsico, Inc., 4.65%, 2/15/13                      373,001
                                                                                        ------------
                                                                                        $    409,108
                                                                                        ------------
                                          Total Food, Beverage & Tobacco                $    681,468
----------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                          Managed Health Care -- 0.2%
     250,000                  A-/Baa1     United Health Group, Inc., 4.875%, 2/15/13    $    237,401
                                                                                        ------------
                                          Total Health Care Equipment & Services        $    237,401
----------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 0.4%
                                          Biotechnology -- 0.4%
     450,000                 BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13               $    447,413
                                                                                        ------------
                                          Total Pharmaceuticals & Biotechnology         $    447,413
----------------------------------------------------------------------------------------------------
                                          BANKS -- 2.1%
                                          Diversified Banks -- 0.6%
     705,000                  A+/Aa2      Barclays Plc, 6.05%, 12/4/17                  $    614,210
     250,000                  BB/Ba1      Kazkommerts International BV, 8.0%,
                                          11/3/15                                            115,000
                                                                                        ------------
                                                                                        $    729,210
----------------------------------------------------------------------------------------------------
                                          Regional Banks -- 1.5%
     250,000                   A/A1       American Express Bank FSB, 5.5%, 4/16/13      $    239,136
     500,000                  A+/Aa3      Branch Banking & Trust Co., 4.875%,
                                          1/15/13                                            483,871
      50,000                   A-/A2      Keycorp, 6.5%, 5/14/13                              48,096

The accompanying notes are an integral part of these financial statements.


26    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount       Rate (d)    Ratings                                                     Value
------------------------------------------------------------------------------------------------
                                        Regional Banks -- (continued)
 $  200,000                 A+/Aa3      Mellon Funding Corp., 5.5%, 11/15/18         $   183,369
    225,000       8.25      BBB+/A3     PNC Funding Corp., Floating Rate Note,
                                        5/29/49                                          168,038
    450,000                BBB/Baa2     Sovereign Bancorp, 8.75%, 5/30/18                396,409
    225,000                  A+/A1      Wells Fargo Capital, 9.75%, 12/29/49 (b)         211,500
                                                                                     -----------
                                                                                     $ 1,730,419
                                                                                     -----------
                                        Total Banks                                  $ 2,459,629
------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 4.4%
                                        Asset Management & Custody Banks -- 0.1%
     90,000                  A-/A3      Eaton Vance Corp., 6.5%, 10/2/17             $    78,144
------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.5%
    375,000                BBB/Baa1     American General Finance, Inc., 6.9%,
                                        12/15/17                                     $   168,156
    260,000                 A+/Aa3      American Honda Finance Corp., 6.7%,
                                        10/1/13 (144A)                                   259,899
    265,000       4.00     BBB-/Baa2    SLM Corp., Floating Rate Note, 7/25/14           135,579
                                                                                     -----------
                                                                                     $   563,634
------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- 2.0%
    250,000       8.40      BB/Baa3     C VAR, Floating Rate Note, Perpetual         $    91,308
    495,000                BBB+/Baa1    GATX Corp., 5.5%, 2/15/12                        476,636
    145,000                 AAA/Aaa     General Electric Capital Corp., 6.125%,
                                        2/22/11                                          149,903
    120,000                 AAA/Aaa     General Electric Capital Corp., 6.75%,
                                        3/15/32 (b)                                      107,527
    250,000                 AAA/Aaa     General Electric Capital Corp., 5.625%,
                                        9/15/17 (b)                                      230,206
    750,000                  A-/A1      JPMorgan Chase & Co., 7.9%, 4/29/49 (b)          570,038
    157,353                 A-/Baa1     PF Export Receivable Master Trust, 6.436%,
                                        6/1/15 (144A)                                    157,353
    257,156                BBB/Baa2     Power Receivables Finance LLC 6.29%,
                                        1/1/12 (144A)                                    251,714
    400,000                 BB/Baa2     TNK-BP Finance SA, 7.5%, 3/13/13 (144A)          304,000
                                                                                     -----------
                                                                                     $ 2,338,685
------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 0.7%
  1,560,000       5.79      BBB/A3      Goldman Sachs Capital Corp., Floating Rate
                                        Note, 12/29/49                               $   560,213
    200,000                  A+/A1      Merrill Lynch & Co., 5.45%, 2/5/13 (b)           189,854
                                                                                     -----------
                                                                                     $   750,067
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    27

----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 1.1%
 $   250,000                 BBB+/Baa2    CIT Group, Inc., 7.625%, 11/30/12             $    209,319
     200,000                 BBB+/Baa2    CIT Group, Inc., 3.375%, 4/1/09 (b)                195,991
     242,709                  NR/Baa3     Coso Geothermal Power LLC, 7.0%,
                                          7/15/26 (144A)                                     199,022
     200,000                 BBB+/Baa1    International Lease Finance Corp., 6.375%,
                                          3/25/13                                            146,726
     400,000                   A+/A1      National Rural Utilities Corp., 10.375%,
                                          11/1/18                                            483,227
                                                                                        ------------
                                                                                        $  1,234,285
                                                                                        ------------
                                          Total Diversified Financials                  $  4,964,815
----------------------------------------------------------------------------------------------------
                                          INSURANCE -- 1.5%
                                          Life & Health Insurance -- 0.2%
     275,000                   A+/A3      Prudential Financial, Inc., 5.15%, 1/15/13    $    249,524
----------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 0.8%
     100,000                  BB-/Ba1     AFC Capital Trust I, 8.207%, 2/3/27 (b)       $     65,000
     480,000        7.00      BB/Baa3     Liberty Mutual Group, 7.0%, 3/15/37 (144A)         223,422
     500,000                 BBB-/Baa2    Liberty Mutual Group, 7.3%, 6/15/14 (144A)         448,263
     200,000                   A/A3       Loew Corp., 5.25%, 3/15/16                         179,374
                                                                                        ------------
                                                                                        $    916,059
----------------------------------------------------------------------------------------------------
                                          Property & Casualty Insurance -- 0.3%
     100,000                 BBB-/Baa3    Hanover Insurance Group, Inc., 7.625%,
                                          10/15/25                                      $     70,000
     280,000                   BB/NR      Kingsway America, Inc., 7.5%, 2/1/14               228,256
      55,000       14.00      A/Baa3      MBIA Inc., Floating Rate Note, 1/15/33
                                          (144A)                                              31,900
                                                                                        ------------
                                                                                        $    330,156
----------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.2%
     125,000                  AAA/Aaa     Berkshire Hathway, Inc., 5.0%, 8/15/13        $    128,948
     100,000                  BBB+/NA     Platinum Underwriters HD, 7.5%, 6/1/17              75,200
                                                                                        ------------
                                                                                        $    204,148
                                                                                        ------------
                                          Total Insurance                               $  1,699,887
----------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 1.4%
                                          Diversified Real Estate Activities -- 0.4%
     300,000                  A-/Baa2     Brascan Corp., 5.75%, 3/1/10                  $    264,102
     235,000                   A-/A2      WEA Finance LLC, 7.125%, 4/15/18                   187,892
                                                                                        ------------
                                                                                        $    451,994
----------------------------------------------------------------------------------------------------
                                          Retail Real Estate Investment Trust -- 0.5%
     435,000                 BBB/Baa3     Tanger Factory Outlet Centers, Inc., 6.15%,
                                          11/15/15                                      $    312,514
     250,000                  AAA/Aaa     Trustreet Properties, Inc., 7.5%, 4/1/15           263,215
                                                                                        ------------
                                                                                        $    575,729
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Specialized Real Estate Investment Trust -- 0.5%
$    700,000                 BBB-/Baa2    Health Care REIT, Inc., 6.2%, 6/1/16            $    526,182
                                                                                          ------------
                                          Total Real Estate                               $  1,553,905
------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.2%
                                          Data Processing & Outsourced Services -- 0.2%
     500,000                   B/B3       First Data Corp., 9.875%, 9/24/15 (144A)        $    280,000
                                                                                          ------------
                                          Total Software & Services                       $    280,000
------------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.1%
                                          Semiconductor Equipment -- 0.1%
     185,000                 BBB/Baa1     Klac Instruments Corp., 6.9%, 5/1/18            $    140,663
                                                                                          ------------
                                          Total Semiconductors                            $    140,663
------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.8%
                                          Integrated Telecommunication Services -- 0.8%
     335,000                 BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16                    $    298,150
     300,000                 BBB/Baa2     Telecom Italia Capital, S.p.A., 5.25%,
                                          11/15/13                                             269,784
     325,000                   A/A3       Verizon Communications, Inc., 8.75%,
                                          11/1/18                                              378,547
                                                                                          ------------
                                                                                          $    946,481
                                                                                          ------------
                                          Total Telecommunication Services                $    946,481
------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 2.0%
                                          Electric Utilities -- 1.8%
     175,000                 BBB+/Baa2    CenterPoint Energy Houston Electric LLC,
                                          7.0%, 3/1/14                                    $    180,339
     225,000                 BBB+/Baa2    Commonwealth Edison Corp., 6.15%,
                                          9/15/17                                              222,852
     225,000                 BBB+/Baa3    Entergy Gulf States Corp., 5.7%, 6/1/15              209,738
     224,466                 BBB-/Baa3    FPL Energy America Wind LLC, 6.639%,
                                          6/20/23 (144A)                                       187,360
     123,400                  BB-/Ba2     FPL Energy Wind Funding LLC, 6.876%,
                                          6/27/17 (144A)                                       110,906
     200,000                 BBB+/Baa2    Israel Electric Corp., Ltd., 7.25%, 1/15/19
                                          (144A)                                               190,828
     125,000                 BBB/Baa3     Nevada Power Co., 6.5%, 8/1/18                       121,525
     410,000                 BBB+/Baa1    NY State Gas and Electric Co., 6.15%,
                                          12/15/17 (144A)                                      366,176
     145,138                   NR/WR      Orcal Geothermal, Inc., 6.21%,
                                          12/30/20 (144A)                                      159,453
     100,000                 BB+/Baa3     Public Service of New Mexico, Co., 7.95%,
                                          5/15/18                                               88,957
     250,000                 BBB+/Baa2    West Penn Power Co., 5.95%, 12/15/17                 223,800
                                                                                          ------------
                                                                                          $  2,061,934
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    29

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                       Value
                                          Multi-Utilities -- 0.2%
$    300,000                  BB/Ba2      NSG Holdings LLC, 7.75%, 12/15/25 (144A)       $    243,000
                                                                                         ------------
                                          Total Utilities                                $  2,304,934
-----------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $28,925,562)                             $ 24,615,758
-----------------------------------------------------------------------------------------------------
                                          US GOVERNMENT AGENCY OBLIGATIONS -- 15.3%
                                          DIVERSIFIED FINANCIALS -- 0.1%
                                          Specialized Finance -- 0.1%
     100,000                  AA+/Aaa     Private Export Funding, 4.55%, 5/15/15         $    107,914
                                                                                         ------------
                                          Total Diversified Financials                   $    107,914
-----------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 15.2%
                                          Government -- 15.2%
     556,782                  AAA/Aaa     Federal Home Loan Mortgage Corp., 4.5%,
                                          12/1/20                                        $    565,254
     674,693                  AAA/Aaa     Federal Home Loan Mortgage Corp., 5.0%,
                                          11/1/34                                             686,985
   1,004,286                  AAA/Aaa     Federal Home Loan Mortgage Corp., 5.5%,
                                          10/1/16 - 11/1/34                                 1,038,066
     413,822                  AAA/Aaa     Federal Home Loan Mortgage Corp., 6.0%,
                                          1/1/33 - 6/1/34                                     429,147
     336,425                  AAA/Aaa     Federal Home Loan Mortgage Corp., 6.5%,
                                          5/1/09 - 11/1/33                                    352,980
     168,148                  AAA/Aaa     Federal Home Loan Mortgage Corp., 7.0%,
                                          10/1/46                                             174,058
     422,244   5.00           AAA/Aaa     Federal Home Loan Mortgage Corp., Floating
                                          Rate Note, 11/1/35                                  434,170
     895,397                  AAA/Aaa     Federal National Mortgage Association, 4.5%,
                                          11/1/20 - 4/1/38                                    905,912
      92,924                  AAA/Aaa     Federal National Mortgage Association,
                                          4.79%, 12/1/12                                       94,821
     626,341                  AAA/Aaa     Federal National Mortgage Association,
                                          4.905%, 12/1/36                                     645,589
   1,418,326                  AAA/Aaa     Federal National Mortgage Association, 5.0%,
                                          12/1/17 - 6/1/34                                  1,453,369
   3,887,039                  AAA/Aaa     Federal National Mortgage Association, 5.5%,
                                          8/1/14 - 12/1/37                                  3,996,543
   2,296,042                  AAA/Aaa     Federal National Mortgage Association, 6.0%,
                                          1/1/29 - 12/1/37                                  2,371,463
     505,226                  AAA/Aaa     Federal National Mortgage Association, 6.5%,
                                          4/1/29 - 10/1/32                                    531,538
     590,648                  AAA/Aaa     Federal National Mortgage Association, 7.0%,
                                          3/1/12 - 1/1/36                                     623,467
      35,256                  AAA/Aaa     Federal National Mortgage Association, 8.0%,
                                          4/1/20 - 5/1/31                                      37,426

The accompanying notes are an integral part of these financial statements.


30    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                       Value
----------------------------------------------------------------------------------------------------
                                          Government -- (continued)
 $   212,753                  AAA/Aaa     Government National Mortgage Association,
                                          4.5%, 1/15/35 - 4/15/35                        $   215,082
     317,394                  AAA/Aaa     Government National Mortgage Association,
                                          5.5%, 8/15/19 - 9/15/33                            329,106
     320,865                  AAA/Aaa     Government National Mortgage Association,
                                          6.0%, 8/15/13 - 9/15/34                            331,073
     944,037                  AAA/Aaa     Government National Mortgage Association,
                                          6.5%, 10/15/28 - 5/15/33                           987,135
       8,435                  AAA/Aaa     Government National Mortgage Association,
                                          7.0%, 4/15/28 - 8/15/28                              9,034
      14,729                  AAA/Aaa     Government National Mortgage Association,
                                          7.5%, 9/20/29 - 1/15/30                             15,660
       2,168                  AAA/Aaa     Government National Mortgage Association,
                                          7.75%, 11/15/29                                      2,297
       3,924                  AAA/Aaa     Government National Mortgage Association,
                                          8.0%, 2/15/30                                        4,181
     241,351                  AAA/Aaa     Government National Mortgage Association II,
                                          5.5%, 2/20/34                                      247,297
     394,596                  AAA/Aaa     Government National Mortgage Association II,
                                          6.49%, 8/20/36                                     410,920
     320,000                  AAA/Aaa     U.S. Treasury Bonds, 5.25%, 11/15/28               378,500
     110,000                  AAA/Aaa     U.S. Treasury Notes, 5.375%, 2/15/31               133,475
                                                                                         -----------
                                                                                         $17,404,548
                                                                                         -----------
                                          Total Government                               $17,404,548
----------------------------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT AND AGENCY
                                          OBLIGATIONS
                                          (Cost $16,967,038)                             $17,512,462
----------------------------------------------------------------------------------------------------
                                          MUNICIPAL BOND -- 0.3%
                                          Municipal Higher Education -- 0.3%
     350,000                  AAA/Aaa     New York State Dormitory Authority, 5.0%,
                                          7/1/38                                         $   351,029
----------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BOND
                                          (Cost $320,230)                                $   351,029
----------------------------------------------------------------------------------------------------
                                          FOREIGN GOVERNMENT BOND -- 0.1%
                                          Government -- 0.1%
     120,000                   A/Aa3      Korea Development Bank, 5.3%, 1/17/13          $   108,963
----------------------------------------------------------------------------------------------------
                                          TOTAL FOREIGN GOVERNMENT BOND
                                          (Cost $119,828)                                $   108,963
----------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 8.9%
                                          SECURITIES LENDING COLLATERAL -- 8.9% (c)
                                          Certificates of Deposit:
     231,061                              Abbey National Plc, 2.52%, 8/13/09             $   231,061
     231,037                              Bank of Nova Scotia, 3.21%, 5/5/09                 231,037

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    31

------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount         Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------
                                          Certificates of Deposit -- (continued)
$    369,339                              Bank of Scotland NY, 2.92%, 6/5/09         $   369,339
     415,910                              Barclays Bank, 1.2%, 5/27/09                   415,910
     462,122                              CBA, 1.31%, 7/16/09                            462,122
     415,910                              DNB NOR Bank ASA NY, 2.41%, 6/5/09             415,910
     423,304                              Intesa SanPaolo S.p.A., 1.1%, 5/22/09          423,304
      26,778                              NORDEA NY, 0.39%, 4/9/09                        26,778
     346,592                              Royal Bank of Canada NY, 2.7%, 8/7/09          346,592
     231,061                              Royal Bank of Scotland, 2.45%, 3/5/09          231,061
      46,206                              Skandinavian Enskilda Bank NY, 2.17%,
                                          2/13/09                                         46,206
     462,122                              Societe Generale, 2.62%, 9/4/09                462,122
     415,910                              Svenska Bank NY, 1.73%, 7/8/09                 415,910
     462,122                              U.S. Bank NA, 2.25%, 8/24/09                   462,121
                                                                                     -----------
                                                                                     $ 4,539,472
------------------------------------------------------------------------------------------------
                                          Commercial Paper:
      44,047                              BBVA U.S., 2.83%, 3/12/09                  $    44,047
     462,122                              Monumental Global Funding, Ltd., 2.55%,
                                          8/17/09                                        462,122
     231,061                              CME Group, Inc., 2.9%, 8/6/09                  231,061
     231,046                              General Electric Capital Corp., 1.96%,
                                          3/16/09                                        231,046
     453,804                              American Honda Finance Corp., 1.29%,
                                          7/14/09                                        453,804
     462,122                              HSBC Bank, Inc., 2.5%, 8/14/09                 462,122
     231,061                              IBM, 2.39%, 9/25/09                            231,061
     415,910                              Met Life Global Funding, 2.47%, 6/12/09        415,910
     415,910                              New York Life Global, 2.31%, 9/4/09            415,910
     392,804                              Westpac Banking Corp., 1.01%, 6/1/09           392,804
                                                                                     -----------
                                                                                     $ 3,339,887
------------------------------------------------------------------------------------------------
                                          Tri-party Repurchase Agreements:
     462,122                              Deutsche Bank, 0.27%, 2/2/09               $   462,122
     924,244                              Merrill Lynch, 0.28%, 2/2/09                   924,244
     442,357                              Barclays Capital Markets, 0.26%, 2/2/09        442,357
                                                                                     -----------
                                                                                     $ 1,828,723
------------------------------------------------------------------------------------------------
     Shares
                                          Money Market Mutual Funds:
     115,531                              Columbia Government Reserves Fund          $   115,531
     346,592                              JP Morgan, U.S. Government Money Market
                                          Fund                                           346,592
                                                                                     -----------
                                                                                     $   462,123
------------------------------------------------------------------------------------------------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $10,170,205)                         $10,170,205
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

--------------------------------------------------------------------------------
          Floating    S&P/Moody's
 Shares   Rate (d)    Ratings                                     Value
--------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 106.7%
                                    (Cost $153,324,869) (a)       $122,039,278
--------------------------------------------------------------------------------
                                    OTHER ASSETS AND
                                    LIABILITIES -- (6.7)%         $ (7,683,756)
--------------------------------------------------------------------------------
                                    TOTAL NET ASSETS -- 100.0%    $114,355,522
================================================================================

(A.D.R.) American Depositary Receipt


*        Non-income producing security.


NR       Not rated by either S&P or Moody's.


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2009, the value of these securities amounted to $4,904,903 or 4.3% of total net assets.


(a) At January 31, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $153,476,374 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost         $  1,796,064
         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value          (33,233,160)
                                                                    ------------
         Net unrealized loss                                        $(31,437,096)
                                                                    ============

(b) At January 31, 2009, the following securities were out on loan:

         Shares     Description                         Value
           9,400    Citrix Systems, Inc. *              $ 197,776
          25,000    Delta Air Lines, Inc. *               172,500
          31,400    Diamond Offshore Drilling, Inc.     1,970,664
           1,000    Goldman Sachs Group, Inc.              80,730
           5,000    KeyCorp                                36,400
          10,000    Lazard Ltd.                           265,000
          57,000    McDonald's Corp.                    3,307,140
          15,300    Nordstrom, Inc.                       194,157
         170,100    Regal Entertainment Group, Inc.     1,707,804
           6,000    Zions BanCorp.                         89,520

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    33

Principal
Amount ($)         Description                                         Value
     50,000      AFC Capital Trust I, 8.207%, 2/3/27                 $   32,500
    120,000      Buckeye Partners LP, 6.05%, 1/15/18                     99,912
    190,000      CIT Group, Inc., 3.375%, 4/1/09                        186,191
    115,000      General Electric Capital Corp., 6.75%, 3/15/32         103,047
    242,000      General Electric Capital Corp., 5.625%, 9/15/17        222,839
    450,000      General Motors, Inc., 7.2%, 1/15/11                     92,250
    124,000      JPMorgan Chase & Co., 7.9%, 4/29/49                     94,246
    540,000      Kinder Morgan Energy LP, 5.95%, 2/15/18                516,037
    198,000      Merrill Lynch & Co., 5.45%, 2/5/13                     187,955
    222,000      Wells Fargo Capital, 9.75%, 12/29/49                   208,680
--------------------------------------------------------------------------------
                 Total                                               $9,765,349
================================================================================

(c) Security lending collateral is managed by Credit Suisse, New York branch.

(d) Debt obligation originally issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2009 aggregated $24,364,665 and $38,429,095, respectively.

FAS 157 Footnote Disclosures

Floating Rate Noteious inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level  --  significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of January 31, 2009, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                                                                  Investments in
 Valuation Inputs                                                 Securities
--------------------------------------------------------------------------------
 Level 1 -- Quoted Prices                                         $ 62,975,185
 Level 2 -- Other Significant Observable Inputs                     59,064,093
 Level 3 -- Significant Unobservable Inputs                                 --
--------------------------------------------------------------------------------
 Total                                                            $122,039,278
================================================================================

The accompanying notes are an integral part of these financial statements.


34    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

Statement of Assets and Liabilities | 1/31/09 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of
   $9,765,349) (cost $153,324,869)                                        $122,039,278
  Cash                                                                       1,045,632
  Foreign currencies, at value (cost $12,825)                                   11,188
  Receivables --
   Investment securities sold                                                1,950,383
   Fund shares sold                                                             62,977
   Dividends, interest and foreign taxes withheld                              770,157
  Other                                                                         33,493
---------------------------------------------------------------------------------------
     Total assets                                                         $125,913,108
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  1,180,851
   Fund shares repurchased                                                      70,598
   Upon return of securities loaned                                         10,170,205
  Due to affiliates                                                             52,611
  Accrued expenses                                                              83,321
---------------------------------------------------------------------------------------
     Total liabilities                                                    $ 11,557,586
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $163,884,485
  Undistributed net investment income                                           94,737
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (18,336,472)
  Net unrealized loss on investments                                       (31,285,591)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     (1,637)
---------------------------------------------------------------------------------------
     Total net assets                                                     $114,355,522
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $80,762,965/12,069,233 shares)                        $       6.69
  Class B (based on $14,428,477/2,169,411 shares)                         $       6.65
  Class C (based on $6,925,193/1,036,898 shares)                          $       6.68
  Class Y (based on $12,238,887/1,828,710 shares)                         $       6.69
MAXIMUM OFFERING PRICE:
  Class A ($6.69 [divided by] 95.5%)                                      $       7.01
=======================================================================================

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    35

Statement of Operations (unaudited)

For the Six Months Ended 1/31/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $9,767)                       $  1,439,114
  Interest                                                                     1,729,511
  Income from securities loaned, net                                              51,110
  Other income                                                                   360,110
---------------------------------------------------------------------------------------------------------
     Total investment income                                                                 $  3,579,845
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $    440,612
  Transfer agent fees and expenses
   Class A                                                                       119,511
   Class B                                                                        32,376
   Class C                                                                        10,297
   Class Y                                                                           509
  Distribution fees
   Class A                                                                       118,658
   Class B                                                                        88,722
   Class C                                                                        38,933
   Class R
  Shareholder communications expense                                              44,751
  Administrative fees                                                             24,845
  Custodian fees                                                                   5,826
  Registration fees                                                               22,071
  Professional fees                                                               25,832
  Printing expense                                                                25,165
  Fees and expenses of nonaffiliated trustees                                      3,473
  Miscellaneous                                                                    6,638
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $  1,008,219
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                               (130,224)
     Less fees paid indirectly                                                                     (2,204)
---------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $    875,791
---------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $  2,704,054
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments                                                           $ (7,834,951)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                              $(27,348,924)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                            (2,449)    $(27,351,373)
---------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                  $(35,186,324)
---------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                       $(32,482,270)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.


36    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

Statements of Changes in Net Assets

For the Six Months Ended 1/31/09 and the Year Ended 7/31/08, respectively

                                                                   Six Months
                                                                   Ended
                                                                   1/31/09              Year Ended
                                                                   (unaudited)         7/31/08
FROM OPERATIONS:
Net investment income                                              $  2,704,054        $  6,371,082
Net realized loss on investments and foreign currency
  transactions                                                       (7,834,951)         (8,183,370)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                             (27,351,373)        (12,704,606)
---------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations            $(32,482,270)       $(14,516,894)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.16 and $0.33 per share, respectively)               $ (2,019,926)       $ (4,951,865)
   Class B ($0.14 and $0.23 per share, respectively)                   (313,870)           (626,479)
   Class C ($0.13 and $0.25 per share, respectively)                   (130,362)           (284,628)
   Class Y ($0.18 and $0.36 per share, respectively)                   (347,029)           (855,391)
Net realized gain:
   Class A ($0.00 and $1.14 per share, respectively)                         --         (16,732,345)
   Class B ($0.00 and $1.14 per share, respectively)                         --          (3,009,827)
   Class C ($0.00 and $1.14 per share, respectively)                         --          (1,247,288)
   Class Y ($0.00 and $1.14 per share, respectively)                         --          (2,912,359)
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (2,811,187)       $(30,620,182)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $  8,527,460        $ 23,591,402
Reinvestment of distributions                                         2,592,400          28,280,391
Cost of shares repurchased                                          (23,517,034)        (77,477,196)
---------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                       $(12,397,174)       $(25,605,403)
---------------------------------------------------------------------------------------------------
   Net decrease in net assets                                      $(47,690,631)       $(70,742,479)
NET ASSETS:
Beginning of period                                                 162,046,153         232,788,632
---------------------------------------------------------------------------------------------------
End of period                                                      $114,355,522        $162,046,153
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                $     94,737        $    201,870
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    37

                                     '09 Shares     '09 Amount      '08 Shares     '08 Amount
                                     (unaudited)    (unaudited)
Class A
Shares sold                             782,934     $ 5,792,883      1,607,889     $ 15,737,531
Reinvestment of distributions           256,147       1,892,590      2,080,231       20,439,096
Less shares repurchased              (1,878,157)    (13,984,816)    (5,912,743)     (56,073,896)
-----------------------------------------------------------------------------------------------
   Net decrease                        (839,076)    $(6,299,343)    (2,224,623)    $(19,897,269)
===============================================================================================
Class B
Shares sold                             141,899     $ 1,043,087        282,910     $  2,763,901
Reinvestment of distributions            38,311         281,918        328,262        3,206,657
Less shares repurchased                (525,966)     (3,896,283)      (877,852)      (8,488,277)
-----------------------------------------------------------------------------------------------
   Net decrease                        (345,756)    $(2,571,278)      (266,680)    $ (2,517,719)
===============================================================================================
Class C
Shares sold                             138,478     $ 1,015,276        300,970     $  2,953,573
Reinvestment of distributions            16,070         117,091        139,725        1,371,466
Less shares repurchased                (168,246)     (1,255,555)      (482,478)      (4,615,208)
-----------------------------------------------------------------------------------------------
   Net decrease                         (13,698)    $  (123,188)       (41,783)    $   (290,169)
===============================================================================================
Class Y
Shares sold                              86,013     $   676,214        223,205     $  2,136,397
Reinvestment of distributions            40,380         300,801        331,628        3,263,172
Less shares repurchased                (568,733)     (4,380,380)      (853,629)      (8,299,815)
-----------------------------------------------------------------------------------------------
   Net decrease                        (442,340)    $(3,403,365)      (298,796)    $ (2,900,246)
===============================================================================================

The accompanying notes are an integral part of these financial statements.


38    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended
                                                       1/31/09       Year Ended   Year Ended   Year Ended  Year Ended    Year Ended
                                                       (unaudited)   7/31/08      7/31/07      7/31/06(b)  7/31/05       7/31/04
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                   $  8.65       $  10.80     $  11.19     $ 13.05     $  12.10      $ 11.37
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                 $  0.16       $   0.31     $   0.37     $  0.31     $   0.22      $  0.20
 Net realized and unrealized gain (loss)
  on investments and foreign currency transactions       (1.96)         (0.99)        0.73        0.51         1.01         0.75
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations   $ (1.80)      $  (0.68)    $   1.10     $  0.82     $   1.23      $  0.95
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                 $ (0.16)      $  (0.33)    $  (0.38)    $ (0.29)    $  (0.25)     $ (0.22)
 Net realized gain                                          --          (1.14)       (1.11)      (2.39)       (0.03)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    $ (0.16)      $  (1.47)    $  (1.49)    $ (2.68)    $  (0.28)     $ (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                  $    --       $     --     $     --     $    --     $   0.00(a)   $    --
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                         $    --       $     --     $     --     $    --     $     --      $  0.00(a)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $ (1.96)      $  (2.15)    $  (0.39)    $ (1.86)    $   0.95      $  0.73
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  6.69       $   8.65     $  10.80     $ 11.19     $  13.05      $ 12.10
====================================================================================================================================
Total return*                                           (20.94)%        (7.52)%      10.42%       7.52%       10.33%        8.36%
Ratio of net expenses to average net assets+              1.16%**        1.17%        1.16%       1.24%        1.34%        1.32%
Ratio of net investment income to average net assets+     4.12%**        3.22%        3.29%       2.65%        1.77%        1.64%
Portfolio turnover rate                                     18%            50%          64%        115%          70%          19%
Net assets, end of period (in thousands)               $80,763       $111,667     $163,391     $66,691     $107,147      $90,369
Ratios with no waiver of fees and assumption of
 expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                             1.40%**        1.30%        1.25%       1.24%        1.39%        1.41%
 Net investment income                                    3.89%**        3.09%        3.20%       2.65%        1.72%        1.55%
Ratios with waiver of fees and assumption of
 expenses by Advisor and reduction
 for fees paid indirectly:
 Net expenses                                             1.16%**        1.16%        1.16%       1.24%        1.34%        1.32%
 Net investment income                                    4.12%**        3.23%        3.29%       2.65%        1.77%        1.64%
====================================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09  39

----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended
                                                       1/31/09        Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
                                                       (unaudited)    7/31/08      7/31/07     7/31/06(b)  7/31/05      7/31/04
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                   $  8.61        $ 10.74      $ 11.14     $ 13.00     $ 12.07      $ 11.34
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                 $  0.13        $  0.23      $  0.28     $  0.20     $  0.13      $  0.11
 Net realized and unrealized gain (loss)
  on investments and foreign currency transactions       (1.95)         (0.99)        0.72        0.52        0.99         0.75
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations   $ (1.82)       $ (0.76)     $  1.00     $  0.72     $  1.12      $  0.86
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                 $ (0.14)       $ (0.23)     $ (0.29)    $ (0.19)    $ (0.16)     $ (0.13)
 Net realized gain                                          --          (1.14)       (1.11)      (2.39)      (0.03)          --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    $ (0.14)       $ (1.37)     $ (1.40)    $ (2.58)    $ (0.19)     $ (0.13)
----------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                  $    --        $    --      $    --     $    --     $  0.00(a)   $    --
----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                         $    --        $    --      $    --     $    --     $    --      $  0.00(a)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $ (1.96)       $ (2.13)     $ (0.40)    $ (1.86)    $  0.93      $  0.73
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  6.65        $  8.61      $ 10.74     $ 11.14     $ 13.00      $ 12.07
==================================================================================================================================
Total return*                                           (21.32)%        (8.33)%       9.47%       6.56%       9.40%        7.59%
Ratio of net expenses to average net assets+              2.06%**        2.07%        2.07%       2.17%       2.09%        2.07%
Ratio of net investment income to average net assets+     3.21%**        2.31%        2.36%       1.75%       1.04%        0.89%
Portfolio turnover rate                                     18%            50%          64%        115%         70%          19%
Net assets, end of period (in thousands)               $14,428        $21,652      $29,871     $20,076     $25,270      $24,755
Ratios with no waiver of fees and assumption of
 expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                             2.23%**        2.13%        2.09%       2.17%       2.16%        2.16%
 Net investment income                                    3.04%**        2.25%        2.34%       1.75%       0.97%        0.80%
Ratios with waiver of fees and assumption of expenses
 by Advisor and reduction for fees paid indirectly:
 Net expenses                                             2.06%**        2.06%        2.06%       2.17%       2.09%        2.07%
 Net investment income                                    3.21%**        2.32%        2.37%       1.75%       1.04%        0.89%
==================================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


40  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

-----------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended          Year       Year         9/23/05(a)
                                                               1/31/09        Ended      Ended        to
                                                               (unaudited)    7/31/08    7/31/07      7/31/06
-----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $ 8.63         $10.79     $ 11.19      $ 12.86
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                         $ 0.13         $ 0.22     $  0.29      $  0.18
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                 (1.95)         (0.99)       0.72         0.73
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $(1.82)        $(0.77)    $  1.01      $  0.91
Distributions to shareowners:
 Net investment income                                          (0.13)         (0.25)      (0.30)       (0.19)
 Net realized gain                                                 --          (1.14)      (1.11)       (2.39)
-----------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                $(1.95)        $(2.16)    $ (0.40)     $ (1.67)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 6.68         $ 8.63     $ 10.79      $ 11.19
=================================================================================================================
Total return*                                                   21.23)%        (8.40)%      9.54%        8.21%(b)
Ratio of net expenses to average net assets+                     2.06%**        2.07%       2.06%        2.00%**
Ratio of net investment income to average net assets+            3.22%**        2.32%       2.41%        1.55%**
Portfolio turnover rate                                            18%            50%         64%         115%
Net assets, end of period (in thousands)                       $6,925         $9,071     $11,784      $   426
Ratios with no waiver of fees and assumption of expenses
 by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                    2.20%**        2.10%       2.10%        2.00%**
 Net investment income                                           3.08%**        2.29%       2.37%        1.55%**
Ratios with waiver of fees and assumption of expenses
 by Advisor and reduction for fees paid indirectly:
 Net expenses                                                    2.06%**        2.06%       2.06%        2.00%**
 Net investment income                                           3.22%**        2.32%       2.41%        1.55%**
=================================================================================================================

(a) Class C shares were first publicly offered on September 23, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09  41

----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended
                                                       1/31/09        Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
                                                       (unaudited)    7/31/08      7/31/07     7/31/06(b)  7/31/05      7/31/04
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                   $  8.65        $ 10.80      $ 11.20     $ 13.05     $ 12.11      $ 11.38
----------------------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                 $  0.18        $  0.36      $  0.40     $  0.79     $  0.24      $  0.22
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions          (1.96)         (1.01)        0.74        0.07        1.00         0.75
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations   $ (1.78)       $ (0.65)     $  1.14     $  0.86     $  1.24      $  0.97
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                 $ (0.18)       $ (0.36)     $ (0.43)    $ (0.32)    $ (0.27)     $ (0.24)
 Net realized gain                                          --          (1.14)       (1.11)      (2.39)      (0.03)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $ (0.18)       $ (1.50)     $ (1.54)    $ (2.71)    $ (0.30)     $ (0.24)
----------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                  $    --        $    --      $    --     $    --     $  0.00(a)   $    --
----------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                         $    --        $    --      $    --     $  0.00(a)  $    --      $    --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $ (1.96)       $ (2.15)     $ (0.40)    $ (1.85)    $  0.94      $  0.73
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  6.69        $  8.65      $ 10.80     $ 11.20     $ 13.05      $ 12.11
==================================================================================================================================
Total return*                                           (20.78)%        (7.25)%      10.82%       7.89%      10.40%        8.52%
Ratio of net expenses to average net assets+              0.82%**        0.80%        0.80%       0.92%       1.19%        1.17%
Ratio of net investment income to average net assets+     4.46%**        3.57%        3.61%       2.99%       1.95%        1.80%
Portfolio turnover rate                                     18%            50%          64%        115%         70%          19%
Net assets, end of period (in thousands)               $12,239        $19,655      $27,743     $30,072     $52,762      $59,080
Ratios with no waiver of fees and assumption of
 expenses by Advisor and no  reduction for fees
 paid indirectly:
 Net expenses                                             0.82%**        0.80%        0.80%       0.92%       1.29%        1.31%
 Net investment income                                    4.46%**        3.57%        3.61%       2.99%       1.85%        1.66%
Ratios with waiver of fees and assumption of
 expenses by Advisor and reduction for fees
 paid indirectly:
 Net expenses                                             0.82%**        0.80%        0.80%       0.92%       1.19%        1.17%
 Net investment income                                    4.46%**        3.57%        3.61%       2.99%       1.95%        1.80%
==================================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


42  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

Notes to Financial Statements | 1/31/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund), is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each class of shares can bear different transfer agent and distribution fees. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    43

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At January 31, 2009 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


44    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

B. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At January 31, 2009, the Fund had no outstanding portfolio hedges or forward currency settlement contracts.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended July 31, 2008 was as follows:


--------------------------------------------------------------------------------
                                                                            2008
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                   $ 7,435,190
   Long-term capital gain                                             23,184,992
--------------------------------------------------------------------------------
      Total                                                          $30,620,182
================================================================================


                 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09  45

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $6,772 in underwriting commissions on the sale of Class A shares during the six month period ended January 31, 2009.

E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution fee plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in


46    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09
   payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the period.

PIM has agreed not to impose its management fees and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.16%, 2.06% and 2.06% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limits are in effect through December 1, 2011 for Class A shares and through December 1, 2010 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,315 in management fees, administrative costs and certain other fees payable to PIM at January 31, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six month period ended January 31, 2009, such out of pocket expenses by class of shares were as follows:


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    47

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $36,031
 Class B                                                                   4,058
 Class C                                                                   4,662
--------------------------------------------------------------------------------
    Total:                                                               $44,751
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $46,004 in transfer agent fees and shareholder communications expense payable to PIMSS at January 31, 2009.

4. Distribution Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,292 in distribution fees payable to PFD at January 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2009, CDSCs in the amount of $22,097 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2009, the Fund's expenses were reduced by $2,204 under such arrangements.


48    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)

For the year ended July 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 47.95%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 45.11% and 10.20%, respectively.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    49

Trustees, Officers and Service Providers

Trustees                                        Officers
John F. Cogan, Jr., Chairman                    John F. Cogan, Jr., President
David R. Bock                                   Daniel K. Kingsbury, Executive
Mary K. Bush                                      Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer
Margaret B.W. Graham                            Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


50    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

                           This page for your notes.



               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09    51

                           This page for your notes.



52    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/09

How to Contact Pioneer


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------
                             Pioneer Institutional
                               Money Market Fund
--------------------------------------------------------------------------------
                      Semiannual Report | January 31, 2009
--------------------------------------------------------------------------------

                      Ticker Symbols:
                      Class 1   AIOXX
                      Class 2   ASIXX
                      Class 3   ASPXX

                      [LOGO]PIONEER
                            Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                          2
Portfolio Management Discussion                4
Portfolio Summary                              9
Prices and Distributions                      10
Performance Update                            11
Comparing Ongoing Fund Expenses               12
Schedule of Investments                       14
Financial Statements                          22
Notes to Financial Statements                 28
Trustees, Officers and Service Providers      33

      Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time - even in the midst of market turmoil - cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture - not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we

2    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

      Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    3

Portfolio Management Discussion | 1/31/09

The U.S. housing and credit markets may have been the genesis of the global asset sell off, but the ensuing collapse of financial institutions and investor confidence affected capital markets worldwide - dampening investors' appetite for risk and increasing demand for only the safest investments. However, even the widely regarded "safe" money market sector came under pressure for a time in the fall of 2008, when the credit crunch paralyzed short-term lending markets. In the following interview, Portfolio Manager Seth Roman discusses his cautious, conservative style of management and how it helped to preserve the Pioneer Institutional Money Market Fund's credit integrity amidst great market turmoil. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Pioneer Institutional Money Market Fund invests in high-quality money market instruments issued by the U.S. government, domestic corporations and banks. All holdings have the highest ratings from two nationally recognized ratings organizations: A1 by Standard & Poor's Investor Services and P1 by Moody's Investors Services. (Ratings apply to underlying securities, not Fund shares.)

Q How did the Fund perform during the six months ended January 31, 2009, the first half of its fiscal year?

A For the six months ended January 31, 2009, Class 1 shares of the Fund had a total return of 1.15% at net asset value, outperforming the 0.89% average return for the 375 funds in Lipper's Institutional Money Market category, the Fund's competitive universe. We think that maintaining rigorous investment standards and selecting only the highest-quality money market instruments contributed to the Fund's results during the period. Because of our emphasis on safety, the Fund's net asset value remained stable at $1.00 per share during this historically turbulent six-month period.

     As an additional safeguard, the Board of Trustees of the Pioneer Funds authorized this Fund, along with other Pioneer money market funds, to take part in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds, which was introduced on September 29, 2008, and will expire on April 30, 2009, unless extended by the U.S. Treasury. (Please see page 7 for more information about the Program). Pioneer Institutional Money Market Fund maintained its $1.00 share price during the six-month period ended January 31, 2009.

     With the Federal Reserve Board (the Fed) effectively reducing short-term interest rates practically to zero in an attempt to promote economic growth and infuse liquidity into the financial system, money market yields declined throughout the semiannual period ended January 31, 2009. Consequently, the seven-day effective compound yield for Class 1 shares fell from 2.65% at

4 Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09 the start of the reporting period on August 1, 2008, to 1.05% on January 31, 2009.

Q What were some of the concerns weighing on the financial markets during the reporting period?

A When the fiscal year began on August 1, 2008, investors were faced with a very different scenario than we find ourselves in today. Commodity prices were coming off peak levels but were still quite high, inflation was a concern, and there was still optimism about global growth even though questions existed about the health of the U.S. economy. Last September, however, many long-standing pillars of the U.S. financial community ran into serious trouble as a result of their exposure to subprime mortgage and mortgage-backed securities, which had been falling in value since the U.S. housing market began to deteriorate in 2006. The announcement of the Lehman Brothers' bankruptcy on September 15, 2008 was especially noteworthy, because it caused the failure of billions of dollars in counterparty exposures. The fear of further failures made even overnight borrowing extremely expensive.

     With the U.S. credit markets in turmoil and the financial crisis quickly taking on global proportions, investor confidence evaporated, triggering a massive sell off across equity and fixed-income markets around the globe. The lack of liquidity in the financial system contributed to a difficult environment for money market funds, prompting the Fed and the U.S. Treasury to announce several initiatives to help restore trust in the short-term markets and to stabilize the banking system.

     By the end of 2008, the Fed had effectively reduced interest rates to zero in an attempt to inundate the credit markets with liquidity and encourage lending. To ease the credit crisis, the U.S. Treasury earmarked the first $350 billion of its TARP (Troubled Asset Relief Program) to purchase failed mortgages and mortgage-related securities at the heart of the credit crisis, but later redirected the funds toward struggling financial institutions by investing directly in the preferred stock of those banks. By the close of the reporting period on January 31, 2009, these efforts had helped to restore a modicum of liquidity to the credit markets.

Q How did you adapt the Fund's portfolio to minimize the impact of these difficult market conditions over the six months ended January 31, 2009?

A As losses on Wall Street mounted and fear choked the markets, the ensuing lack of liquidity in the short-term markets made it difficult for commercial banks and investment firms to conduct business. This, in turn, complicated our search for suitable investments for the Fund that met our stringent investment criteria, for a time.

      Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    5

     Throughout the six-month period, but particularly in September and October of 2008, when the financial markets' normal operations became quite impaired, we were primarily concerned about maintaining safety to protect shareowners' principal and liquidity to provide immediate access to their money. With quality taking on added importance during the financial crisis for investors, the heightened demand for the highest-quality securities pushed yields on those instruments lower, further complicating our efforts to find attractive income opportunities for the Fund.

     With an eye toward only the highest-quality money market-eligible securities available, we invested the Fund in instruments such as repurchase agreements and commercial paper that matured the next day, and fixed-rate certificates of deposit with slightly longer maturities. This was done to try to extend the Fund's average days to maturity and to lock in more attractive yields. This approach meant that we aligned the Fund's assets in a barbell structure, concentrating assets on the short and long ends of the money market maturity range. The barbell configuration helped the Fund to take advantage of higher income opportunities while helping to protect the stability of the $1.00 share price.

     In a declining interest-rate environment, it is prudent to increase the average days to maturity to lock-in income. Consequently, all of our strategies had the intended effect of lengthening the Fund's average days to maturity from 48 days at the beginning of the period on July 31, 2008, to 54 days by January 31, 2009.

Q    What is your investment outlook?

A During 2008, the global financial markets experienced unprecedented volatility sparked by a contagion in the U.S. credit markets that spread around the globe and adversely affected nearly every type of financial asset, including some money market funds. As the Fund enters the second half of its fiscal year, the economy is in a challenging recession, consumer confidence lies near 40-year lows, unemployment is climbing, and the financial system is still under duress. While the situation is severe, we believe that an unprecedented level of government intervention in the United States and abroad should begin to repair the damage. Eventually, we believe the financial markets should emerge from this period healthier and poised for recovery.

     In the meantime, the financial markets are likely to remain volatile until we see signs that the housing market has stabilized, the credit markets have become more liquid, and banks have begun to lend again. We believe short-term interest rates are likely to remain historically low until conditions begin to turn around. We remain cautious but expect to continue looking for opportunities to lock in attractive income opportunities for the Fund. However, we'll proceed with caution, as we remain primarily concerned

6 Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09 with maintaining the Fund's high-quality profile and liquidity to meet our shareowners' needs during these trying times.

Please refer to the Schedule of Investments on pages 14-21 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program").

The Program seeks to guarantee the $1.00 net asset value (NAV) of certain shares of money market funds as of September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund's share falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Fund to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders who have continued to maintain accounts would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in the liquidation and $1.00 per share.

Only shareholders of record of the Fund as of September 19, 2008, are eligible to receive the benefit of the guarantee. Any increase in the number of shares held in the Fund in excess of shares held at the close of business on September 19, 2008 will not be covered. If, following September 19, 2008, the number of shares held in an account fluctuates, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008, or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Fund, any future investments in the Fund will not be guaranteed.

The Treasury has extended the Program's expiration date from December 18, 2008 to April 30, 2009. The Treasury has discretion to continue the Program until September 18, 2009. The Fund has submitted an extension notice to the Treasury in order to participate in the extended Program. If the Program were extended beyond April 30, 2009, eligible funds would have to renew their participation to maintain coverage. There is no assurance that the Fund will participate in the Program if it is extended beyond April 30, 2009.

In order to participate in the initial three-month period of the Program, the Fund paid to the U.S. Treasury Department a fee in the amount of 0.01 % of the Fund's net asset value as of the close of business on September 19, 2008. In order to participate in the extended period of the Program, the Fund paid to the U.S. Treasury Department a fee in the amount of 0.015% of the Fund's net asset value as of the close of business on September 19, 2008. These expenses will be borne by

      Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    7
the Fund without regard to any expense limitation currently in effect for the Fund and are reflected in the Statement of Operations. Any additional cost to participate in the extended Program also will be borne by the Fund.

For more information about the Program's scope and limitations, please see the Fund's most recent prospectus as supplemented on December 22, 2008.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

8    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

Portfolio Summary | 1/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Commercial Paper                                                          40.7%
Repurchase Agreements                                                     19.2%
U.S. Corporate Bonds                                                      18.9%
U.S. Government Securities                                                13.2%
Municipal Bonds                                                            4.1%
Mutual Fund                                                                3.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. ABN Amro Bank NV, 2.06%, 4/1/09                                       2.82%
 2. BNP Paribas/New York, 2.43%, 4/27/09                                  2.13
 3. Westpac Banking, Floating Rate Note, 2/6/09 (144A)                    1.98
 4. Federal Home Loan Mortgage Corp., Floating Rate Note, 1/8/10          1.97
 5. U.S. Bank NA, Floating Rate Note, 9/10/09                             1.88
 6. Toronto Dominion Bank, 1.53375%, 1/28/10                              1.80
 7. Westpac Banking Corp., 1.5%, 6/15/09                                  1.79
 8. Svenska Handelsbanken, 0.3%, 2/20/09                                  1.79
 9. Credit Suisse New York, 1.47%, 7/9/09                                 1.78
10. Barclays Bank Plc, Floating Rate Note, 2/11/09                        1.77

* This list excludes repurchase agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

      Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    9

Prices and Distributions | 1/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                                         1/31/09    7/31/08
--------------------------------------------------------------------------------
  1                                                           $ 1.00     $ 1.00
--------------------------------------------------------------------------------
  2                                                           $ 1.00     $ 1.00
--------------------------------------------------------------------------------
  3                                                           $ 1.00     $ 1.00
--------------------------------------------------------------------------------

Distributions per Share: 8/1/08-1/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Net Investment     Short-Term        Long-Term
Class                               Income        Capital Gains    Capital Gains
--------------------------------------------------------------------------------
  1                               $ 0.0115          $   --            $   --
--------------------------------------------------------------------------------
  2                               $ 0.0102          $   --            $   --
--------------------------------------------------------------------------------
  3                               $ 0.0090          $   --            $   --
--------------------------------------------------------------------------------

Yields*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                     7-Day Annualized     7-Day Effective**
--------------------------------------------------------------------------------
  1                                            1.06%                1.06%
--------------------------------------------------------------------------------
  2                                            0.81%                0.81%
--------------------------------------------------------------------------------
  3                                            0.56%                0.57%
--------------------------------------------------------------------------------

*    Please contact Pioneer to obtain the Fund's current 7-day yields.
**   Assumes daily compounding of dividends.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

10    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

Performance Update | 1/31/09

Expense Ratio
--------------------------------------------------------------------------------
(Per Prospectus dated 12/1/08)

--------------------------------------------------------------------------------
Class                                                             Gross     Net
--------------------------------------------------------------------------------
  1                                                               0.30%    0.29%
--------------------------------------------------------------------------------
  2                                                               0.54%    0.54%
--------------------------------------------------------------------------------
  3                                                               0.79%    0.79%
--------------------------------------------------------------------------------

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/10 for Classes 1, 2, and 3 shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Institutional Money Market Fund was created through the reorganization of AmSouth Institutional Prime Obligations Money Market Fund on September 23, 2005. The performance of the Class 1 shares, Class 2 shares and Class 3 shares of the Fund includes the performance of the predecessor AmSouth Institutional Prime Obligations Money Market Fund's Institutional Class 1 shares, Institutional Class 2 shares and Institutional Class 3 shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on actual returns from August 1, 2008 through January 31, 2009.

--------------------------------------------------------------------------------
Share Class                                   1              2            3
--------------------------------------------------------------------------------
Beginning Account Value                   $ 1,000.00    $ 1,000.00    $ 1,000.00
on 8/1/08
--------------------------------------------------------------------------------
Ending Account Value (after               $ 1,011.50    $ 1,010.30    $ 1,009.00
expenses) on 1/31/09
--------------------------------------------------------------------------------
Expenses Paid During Period*              $     1.47    $     2.74    $     4.00
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.29%, 0.54%, and 0.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

12    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2008 through January 31, 2009.

--------------------------------------------------------------------------------
Share Class                                   1             2             3
--------------------------------------------------------------------------------
Beginning Account Value                   $ 1,000.00    $ 1,000.00    $ 1,000.00
on 8/1/08
--------------------------------------------------------------------------------
Ending Account Value (after               $ 1,023.74    $ 1,022.48    $ 1,021.22
expenses) on 1/31/09
--------------------------------------------------------------------------------
Expenses Paid During Period*              $     1.48    $     2.75    $     4.02
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.29%, 0.54%, and 0.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    13

Schedule of Investments | 1/31/09 (unaudited)

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate           Ratings
Amount         (unaudited)    (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 18.6%
                                             ENERGY -- 1.2%
                                             Integrated Oil & Gas -- 1.2%
$ 9,820,000    2.79             NR/Aa1       BP Capital Markets Plc, Floating Rate
                                             Note, 1/11/10                                 $  9,820,000
                                                                                           ------------
                                             Total Energy                                  $  9,820,000
-------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                             Personal Products -- 0.5%
  4,305,000    2.46             AA-/Aa3      Procter & Gamble International, Floating
                                             Rate Note, 8/19/09                            $  4,293,635
                                                                                           ------------
                                             Total Household & Personal Products           $  4,293,635
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 10.5%
                                             Diversified Banks -- 6.8%
  7,085,000    3.01             AA/AA1       BNP Paribas, Floating Rate Note, 2/13/09      $  7,085,000
  7,250,000    3.21             AA/AA1       Commonwealth Bank Of Austria, Floating
                                             Rate Note, 3/24/09 (144A)                        7,250,000
  5,000,000                     AA-/Aa1      Credit Agricole, 1.775%, 10/22/09                5,000,000
  2,350,000                     AA-/AA1      Nordea Bank AB, 3.89125%, 10/23/09               2,350,000
  4,450,000    2.58             AAA/AAA      Rabobank Nederland, Floating Rate Note,
                                             11/9/09 (144A)                                   4,450,000
  4,120,000    2.14             AAA/AAA      Rabobank Nederland, Floating Rate Note,
                                             5/15/09                                          4,120,000
  2,535,000    4.96             AA-/AAA      Royal Bank of Canada, Floating Rate Note,
                                             10/15/09                                         2,535,000
  2,250,000    4.42             A+/AA1       Svenska Handelsbanken AB, Floating Rate
                                             Note, 8/6/09                                     2,250,000
    200,000                     AA/AA3       Wells Fargo & Co., 3.125%, 4/1/09                  199,985
  4,000,000    1.61             AA/AA3       Wells Fargo & Co., Floating Rate Note,
                                             1/29/10                                          3,977,789
  3,260,000    2.62             AA/AA3       Wells Fargo & Co., Floating Rate Note,
                                             7/14/08 (144A)                                   3,260,000
 12,090,000    2.95             AA/AA1       Westpac Banking, Floating Rate Note,
                                             2/6/09 (144A)                                   12,089,949
                                                                                           ------------
                                                                                           $ 54,567,723
-------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 3.7%
  4,530,000                     AA-/Aa2      Bank of America Corp., 4.35%, 10/3/09         $  4,529,720
  2,180,000    2.10             AA-/Aa2      Bank of America Corp., Floating Rate Note,
                                             6/12/09                                          2,179,155
  4,090,000                     AA-/Aa3      Mellon Funding Corp., 3.25%, 4/1/09              4,090,904
 11,500,000    2.29             AA+/AA1      U.S. Bank NA, Floating Rate Note,
                                             9/10/09                                         11,500,000
  7,675,000                     AA+/AA1      Wachovia Corp., 1.5375%, 3/23/09                 7,677,465
                                                                                           ------------
                                                                                           $ 29,977,244
                                                                                           ------------
                                             Total Banks                                   $ 84,544,967
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate           Ratings
Amount         (unaudited)    (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 2.8%
                                             Diversified Financial Services -- 2.8%
$   400,000                     A+/A1        Bank of America Corp., 5.875%, 2/15/09        $    400,380
  4,455,000    2.48             AAA/AAA      General Electric Capital Corp., Floating
                                             Rate Note, 5/8/09                                4,454,500
  2,010,000    1.46             AAA/AAA      General Electric Capital Corp., Floating
                                             Rate Note, 7/8/10                                2,010,000
  3,505,000    2.23             A+/A1        IBM International Group, Floating Rate
                                             Note, 2/13/09                                    3,505,700
  8,030,000    2.86             A+/AA3       JPMorgan Chase & Co., Floating Rate
                                             Note, 3/9/09                                     8,031,452
  4,345,000    1.62             A+/AA3       JPMorgan Chase & Co., Floating Rate
                                             Note, 1/22/10                                    4,321,681
                                                                                           ------------
                                                                                           $ 22,723,713
                                                                                           ------------
                                             Total Diversified Financials                  $ 22,723,713
-------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 2.4%
                                             Multi-Line Insurance -- 2.4%
 10,000,000                     AA/AA3       MetLife Global Funding I, 4.57%, 8/7/09       $ 10,000,000
  9,290,000    3.16             AA/Aa2       MetLife Global Funding I, Floating Rate
                                             Note, 6/12/09 (144A)                             9,290,000
                                                                                           ------------
                                                                                           $ 19,290,000
                                                                                           ------------
                                             Total Insurance                               $ 19,290,000
-------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.2%
                                             Computer Hardware -- 1.2%
  9,230,000    3.13             A+/A1        IBM International Group Capital, Floating
                                             Rate Note, 7/29/09                            $  9,245,828
                                                                                           ------------
                                             Total Technology Hardware & Equipment         $  9,245,828
-------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $149,918,143)                           $149,918,143
-------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.1%
  8,455,000    2.64             AAA/AAA      Federal Home Loan Bank, Floating Rate
                                             Note, 12/15/09                                $  8,438,913
  8,040,000                     AAA/AAA      Federal Home Loan Bank, 2.318%,
                                             2/10/10                                          8,076,394
  4,320,000    2.20             AAA/AAA      Federal Home Loan Bank, Floating Rate
                                             Note, 2/19/10                                    4,340,453
  7,735,000                     NR/Aaa       Federal Home Loan Discount Notes, 0.0%,
                                             2/23/09                                          7,734,233
  3,720,000                     AAA/AAA      Federal Home Loan Mortgage Corp.
                                             Discount Notes, 0.0%, 4/6/09                     3,701,772
  7,900,000    0.78             AAA/AAA      Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 1/22/10                      7,900,000

The accompanying notes are an integral part of these financial statements.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    15

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate           Ratings
Amount         (unaudited)    (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                             U.S Government & Agency Obligations -- (continued)
$ 8,040,000    0.68             AAA/AAA      Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 1/8/10                    $  8,040,000
 12,055,000    0.68             AAA/AAA      Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 1/8/10                      12,055,000
  2,280,000    2.40             AAA/AAA      Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 10/19/09                     2,279,393
  4,020,000    1.25             AAA/AAA      Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 7/12/10                      4,020,000
  3,170,000                      NR/NR       Federal National Mortgage Association
                                             Discount Notes, 0.0%, 8/3/09                     3,138,749
  4,145,000                     AAA/Aaa      Federal National Mortgage Association
                                             Discount Notes, 2.8%, 4/30/09                    4,116,952
  4,445,000    2.73             AAA/AAA      Federal National Mortgage Association,
                                             Floating Rate Note, 2/8/10                       4,444,056
 10,650,000                     AAA/AAA      Federal National Mortgage Association,
                                             1.24375%, 7/13/10                               10,649,488
  8,925,000    0.47             AAA/Aaa      Federal National Mortgage Association,
                                             Floating Rate Note, 9/3/09                       8,925,000
  7,735,000                     AAA/Aaa      U.S. Treasury Bill, 0.0%, 7/16/09                7,724,446
                                                                                           ------------
                                                                                           $105,584,849
-------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AGENCY
                                             OBLIGATIONS
                                             (Cost $105,584,849)                           $105,584,849
-------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 4.1%
                                             Municipal Government -- 1.0%
  7,755,000    5.75             AA/Aa1       Texas State Tax & Revenue Anticipation,
                                             Floating Rate Note, 12/1/27                   $  7,755,000
-------------------------------------------------------------------------------------------------------
                                             Municipal Development -- 0.8%
  1,500,000    0.35             AA/Aa1       Jackson County Mississippi, Floating Rate
                                             Note, 6/1/23                                  $  1,500,000
    500,000    0.00             AA/Aa1       Mississippi Business Finance, Floating
                                             Rate Note, 12/1/30                                 500,000
  2,400,000    0.43             AA/Aa1       Valdez Alaska Marine Revenue, Floating
                                             Rate Note, 6/1/37                                2,400,000
  2,300,000    0.43             AA+/Aa1      Valdez Alaska Marine Term, Floating Rate
                                             Note, 7/1/37                                     2,300,000
                                                                                           ------------
                                                                                           $  6,700,000
-------------------------------------------------------------------------------------------------------
                                             Municipal Higher Education -- 0.7%
  5,605,000    0.35              NR/NR       Athens-Clarke County Georgia, Floating
                                             Rate Note, 8/1/33                             $  5,605,000
-------------------------------------------------------------------------------------------------------
                                             Municipal Medical -- 0.4%
  3,690,000    0.65             AA+/Aa1      Weber County Utah Hospital Revenue,
                                             Floating Rate Note, 2/15/31                   $  3,690,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate           Ratings
Amount         (unaudited)    (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                             Municipal Pollution -- 0.2%
$ 1,590,000    0.43              AA/Aa1      Hurley New Mexico Pollution, Floating Rate
                                             Note, 12/1/15                                 $  1,590,000
-------------------------------------------------------------------------------------------------------
                                             Municipal Single Family Housing -- 0.5%
  3,760,000    2.50              AAA/Aaa     Iowa Finance Authority Revenue, Floating
                                             Rate Note, 7/1/37                             $  3,760,000
-------------------------------------------------------------------------------------------------------
                                             Municipal Transportation -- 0.3%
  2,475,000    0.43              AA/Aa1      Valdez Alaska Marine Term, Floating Rate
                                             Note, 7/1/37                                  $  2,475,000
-------------------------------------------------------------------------------------------------------
                                             Municipal Water -- 0.2%
  1,300,000    0.45              AAA/Aaa     Texas Water Development Board, Floating
                                             Rate Note, 7/15/19                            $  1,300,000
                                                                                           ------------
                                                                                           $ 32,875,000
-------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $32,875,000)                            $ 32,875,000
-------------------------------------------------------------------------------------------------------
                                             COMMERCIAL PAPER -- 40.2%
  9,400,000    2.70              NR/AA3      Abbey National Treasury Service, Floating
                                             Rate Note, 2/13/09                            $  9,400,000
 17,225,000                      A-1/P-1     ABN Amro Bank NV, 2.06%, 4/1/09                 17,242,684
  4,285,000                      AA/AA1      Banco Bilbao Vizcaya, 2.155%, 2/11/09            4,285,005
  4,225,000                     A-1+/P-1     Banco Bilbao Vizcaya, 2.22%, 3/4/09              4,225,070
  4,875,000    4.91              AA/AAA      Bank of New York Mellon, Floating Rate
                                             Note, 10/14/09                                   4,852,149
  6,550,000                      AA/Aaa      Bank of New York, 5.05%, 3/3/09                  6,559,911
  8,480,000    3.15              AA/AA1      Bank of Nova Scotia, Floating Rate Note,
                                             5/6/09                                           8,480,000
  1,950,000                      AA-/Aa1     Barclays Bank Plc, 2.878%, 3/13/09               1,947,839
 10,815,000    0.69             A-1+/AA1     Barclays Bank Plc, Floating Rate Note,
                                             2/11/09                                         10,814,117
  4,320,000                      AA/Aa1      BNP Paribas/New York, 1.15%, 7/9/09              4,320,000
 13,055,000                      AA/Aa1      BNP Paribas/New York, 2.43%, 4/27/09            13,055,000
  7,400,000                     A-1+/P-1     CBA Delaware Finance, 1.85%, 3/9/09              7,386,690
  4,295,000                      A-1/P-1     Citibank NA, 0.0%, 3/2/09                        4,295,000
  2,150,000                      A-1/P-1     ConocoPhillips, 0.35%, 2/3/09                    2,149,979
  1,700,000                      A-1/P-1     ConocoPhillips, 0.37%, 2/17/09                   1,699,738
  4,330,000                      A-1/P-1     ConocoPhillips, 0.38%, 2/4/09                    4,329,909
  4,330,000                      A-1/P-1     ConocoPhillips, 0.4%, 2/9/09                     4,329,663
 10,900,000                      A+/Aa1      Credit Suisse New York, 1.47%, 7/9/09           10,905,659
  9,400,000    3.41               AA/NR      Deutsche Bank, Floating Rate Note,
                                             7/21/09                                          9,400,000
  1,900,000                     A-1+/P-1     Jacksonville Electric Authority, 0.7%,
                                             2/6/09                                           1,900,000
 10,750,000                     A-1+/P-1     Nordea Bank New York, 3.23%, 7/10/09            10,750,457

The accompanying notes are an integral part of these financial statements.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    17

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate           Ratings
Amount         (unaudited)    (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                             Commercial Paper -- (continued)
$ 4,700,000    2.82            A-1+/P-1      Nordea Bank New York, Floating Rate
                                             Note, 2/12/09                                 $  4,700,000
  2,305,000                    A-1+/P-1      Nordea North America, Inc., 1.2%,
                                             4/15/09                                          2,299,468
  3,800,000                     A-1/P-1      Philip Morris International, Inc., 0.41%,
                                             2/19/09                                          3,799,264
  3,940,000                     A-1/P-1      Philip Morris International, Inc., 0.45%,
                                             2/22/09                                          3,939,212
  4,385,000                     A-1/P-1      Philip Morris International, Inc., 0.7%,
                                             2/20/09                                          4,383,465
  2,000,000                     A-1/P-1      Philip Morris International, Inc., 2.0%,
                                             2/5/09                                           1,999,667
  4,225,000                    A-1+/P-1      Procter & Gamble Co., 1.6%,
                                             2/4/09 (144A)                                    4,224,625
 10,685,000                     AAA/Aaa      Rabobank Nederland NV, 1.75%, 3/2/09            10,685,000
  3,845,000                    A-1+/P-1      Rabobank New York, 0.0%, 2/17/09                 3,844,535
  2,300,000                    A-1+/P-1      Rabobank New York, 3.02%, 3/9/09                 2,300,132
  2,250,000    1.74             AA-/AAA      Royal Bank of Canada, Floating Rate Note,
                                             10/1/09                                          2,250,000
 10,685,000                     AA-/AAA      Royal Bank of Canada, 1.89%, 5/22/09            10,685,000
    200,000                     AA-/Aaa      Royal Bank of Canada, 5.29%, 2/2/09                200,000
  1,000,000    2.68             AA-/AAA      Royal Bank of Canada, Floating Rate Note,
                                             4/16/09                                            998,110
  3,200,000    7.00             AA-/Aaa      Royal Bank of Canada, Floating Rate Note,
                                             6/30/09                                          3,197,206
  3,945,000    3.00             AA/AAA       Royal Bank of Canada, Floating Rate Note,
                                             8/7/09                                           3,942,377
 10,715,000                     A-1/P-1      Royal Bank of Scotland Plc, 2.18%,
                                             3/10/09                                         10,715,107
  2,055,000                     AA-/Aa2      Societe Generale New York, 0.0%, 2/2/09          2,055,000
 10,800,000                    A-1+/P-1      Societe Generale New York, 1.15%,
                                             7/9/09                                          10,800,000
  1,900,000                    A-1+/P-1      Societe Generale North America, Inc.,
                                             0.35%, 2/9/09                                    1,899,898
  4,360,000                    A-1+/P-1      Societe Generale North America, Inc.
                                             0.67%, 3/9/09                                    4,357,160
 10,930,000                     AA-/AA1      Svenska Handelsbanken, 0.3%, 2/20/09            10,930,000
  1,938,000                    A-1+/P-1      Svenska Handelsbanken, 2.07%, 3/2/09             1,934,880
  2,155,000                     AA-/AA1      Svenska Handelsbanken, Floating Rate
                                             Note, 7/13/09                                    2,156,233
  2,400,000    3.11             NA/AA1       Svenska Handelsbanken, Floating Rate
                                             Note, 7/8/09                                     2,400,000
 11,035,000                     AA-/A1       Toronto Dominion Bank, 1.53375%,
                                             1/28/10                                         11,037,177
  4,300,000                    A-1+/P-1      Toronto Dominion Bank, 1.96%, 10/6/09            4,301,894

The accompanying notes are an integral part of these financial statements.

18    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate           Ratings
Amount         (unaudited)    (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                             Commercial Paper -- (continued)
$10,800,000                    A-1+/P-1      Toronto Dominion Bank, 2.48%, 5/26/09         $ 10,800,335
  6,500,000                     AA+/Aa1      U.S. Bank NA, 3.0%, 4/28/09                      6,500,000
  4,415,000                     A-1+/NR      Vanderbilt University, 0.7%, 3/3/09              4,412,510
  4,425,000                     A-1/P-2      Verizon Communications, Inc., 0.0%,
                                             3/23/09 (144A)                                   4,419,579
  8,615,000                     A-1/P-2      Verizon Communications, Inc., 0.55%,
                                             2/24/09                                          8,612,104
 10,965,000                    A-1+/P-1      Westpac Banking Corp., 1.5%, 6/15/09            10,965,000
  4,310,000                     NR/P-1       Yale University, 0.0%, 3/2/09                    4,304,737
  2,180,000                      NR/NR       Yale University, 0.35%, 2/5/09                   2,179,936
  2,160,000                    A-1+/P-1      Yale University, 0.4%, 3/6/09                    2,159,040
    200,000                    A-1+/P-1      Yale University, 1.97%, 2/6/09                     199,956
    280,000                    A-1+/P-1      Yale University, 2.2%, 2/10/09                     279,863
                                                                                           ------------
                                                                                           $323,197,340
-------------------------------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $323,197,340)                           $323,197,340
-------------------------------------------------------------------------------------------------------
                                             REPURCHASE AGREEMENTS -- 18.9%
 25,000,000                                  Bank of America, 0.28%, dated 1/30/09,
                                             repurchase price of $25,000,000 plus
                                             accrued interest on 2/2/09 collateralized
                                             by $25,500,000 Federal National
                                             Mortgage Association, 5.0%, 7/1/35            $ 25,000,000
 31,530,000                                  Barclays Plc, 0.28%, dated 1/30/09,
                                             repurchase price of $31,530,000 plus
                                             accrued interest on 2/2/09 collateralized
                                             by $32,160,600 Federal National
                                             Mortgage Association, 5.0 - 6.0%,
                                             5/1/35 - 3/1/37                                 31,530,000
  2,000,000                                  Barclays Plc, 0.25%, dated 1/30/09,
                                             repurchase price of $2,000,000 plus
                                             accrued interest on 2/2/09 collateralized
                                             by $2,040,000 U.S. Treasury Strip, 0.0%,
                                             2/15/24                                          2,000,000
 25,000,000                                  BNP Paribas Securities Corp., 0.29%,
                                             dated 1/30/09, repurchase price of
                                             $25,000,000 plus accrued interest on
                                             2/2/09 collateralized by the following:
                                             $15,345,429 Federal Home Loan
                                             Mortgage Corp., 4.948 - 5.044%,
                                             12/1/35 - 6/1/38
                                             $10,154,571 Federal National
                                             Mortgage Association (ARM),
                                             4.871%, 6/1/38                                  25,000,000

The accompanying notes are an integral part of these financial statements.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    19

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate           Ratings
Amount         (unaudited)    (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                             Repurchase Agreements -- (continued)
$17,500,000                                  BNP Paribas Securities Corp., 0.26%,
                                             dated 1/30/09, repurchase price of
                                             $17,500,000 plus accrued interest on
                                             2/2/09 collateralized by $17,850,001
                                             U.S. Treasury Inflation Notes,
                                             1.75 - 3.375%, 1/15/28 - 4/15/32              $ 17,500,000
  1,250,000                                  Deutsche Bank, 0.25%, dated 1/30/09,
                                             repurchase price of $1,250,000 plus
                                             accrued interest on 2/2/09 collateralized
                                             by $1,275,002 U.S. Treasury Bond,
                                             7.875%, 2/15/21                                  1,250,000
 25,000,000                                  Deutsche Bank, 0.29%, dated 1/30/09,
                                             repurchase price of $25,000,000 plus
                                             accrued interest on 2/2/08 collateralized
                                             by the following:
                                             $2,813,613 Freddie Mac Giant,
                                             6.5 - 7.0%, 10/1/37 - 11/1/38
                                             $2,788,541 Federal Home Loan
                                             Mortgage Corp., 4.969 - 5.902%,
                                             3/1/35 - 2/1/37
                                             $5,799,805 Federal National Mortgage
                                             Association (ARM), 5.361 - 6.272%,
                                             2/1/24 - 9/1/37
                                             $13,579,137 Federal National
                                             Mortgage Association, 5.5 - 7.0%,
                                             7/1/35 - 3/1/47
                                             $518,903 Government National
                                             Mortgage Association, 7.0%,
                                             9/15/36                                         25,000,000
 25,000,000                                  JPMorgan, 0.27%, dated 1/30/09,
                                             repurchase price of $25,000,000 plus
                                             accrued interest on 2/2/09 collateralized
                                             by $25,453,468 Federal National
                                             Mortgage Association, 4.0 - 5.5%,
                                             2/15/24                                         25,000,000
                                                                                           ------------
                                                                                           $152,280,000
-------------------------------------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (Cost $152,280,000)                           $152,280,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
               Rate (b)       Ratings
Shares         (unaudited)    (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                             MUTUAL FUND -- 3.9%
 31,111,659                                  BlackRock Liquidity Funds Temporary Cash
                                             Portfolio                                     $ 31,111,659
-------------------------------------------------------------------------------------------------------
                                             TOTAL MUTUAL FUND
                                             (Cost $31,111,659)                            $ 31,111,659
-------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 98.8%
                                             (Cost $794,966,991)(a)                        $794,966,991
-------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND
                                             LIABILITIES -- 1.2%                           $  9,614,474
-------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                    $804,581,465
=======================================================================================================

NR     Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2009, the value of these securities amounted to $44,984,153 or 5.6% of total net assets.

(a) At January 31, 2009, cost for federal income tax purposes was $794,966,991.

(b) Debt obligation with a variable interest rate. Rate shown is the rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2009, aggregated $589,090,813 and $570,173,611, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of January 31, 2009, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                                                                   Investments
Valuation Inputs                                                   in Securities
--------------------------------------------------------------------------------
Level 1 -- Quoted Prices                                           $ 31,111,659
Level 2 -- Other Significant Observable Inputs                      763,855,332
Level 3 -- Significant Unobservable Inputs-                                  --
--------------------------------------------------------------------------------
Total                                                              $794,966,991
================================================================================

The accompanying notes are an integral part of these financial statements.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    21

Statements of Assets and Liabilities | 1/31/09 (unaudited)

ASSETS:
  Investment in securities, at value (cost $794,966,991)            $794,966,991
  Cash                                                                 7,951,679
  Receivables --
   Fund shares sold                                                    1,000,000
   Interest                                                            2,187,727
  Due from Pioneer Investment Management, Inc.                            16,043
  Other                                                                  120,430
----------------------------------------------------------          ------------
     Total assets                                                   $806,242,870
----------------------------------------------------------          ------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                          $  1,000,000
   Dividends                                                             593,311
  Due to affiliates                                                       20,917
  Accrued expenses                                                        47,177
----------------------------------------------------------          ------------
     Total liabilities                                              $  1,661,405
----------------------------------------------------------          ------------
NET ASSETS:
  Paid-in capital                                                   $804,583,965
  Undistributed net investment income                                     18,754
  Accumulated net realized loss on investments                           (21,254)
----------------------------------------------------------          ------------
     Total net assets                                               $804,581,465
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class 1 (based on $193,869,064/193,826,892 shares)                $       1.00
  Class 2 (based on $471,130,268/471,132,948 shares)                $       1.00
  Class 3 (based on $139,582,133/139,578,227 shares)                $       1.00
================================================================================

The accompanying notes are an integral part of these financial statements.

22    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

Statement of Operations (unaudited)

Six Months Ended 1/31/09

INVESTMENT INCOME:
  Interest                                                  $9,885,684
  Miscellaneous income                                         937,346
-------------------------------------------------------------------------------------
     Total investment income                                              $10,823,030
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $  800,468
  Transfer agent fees
   Class 1                                                         276
   Class 2                                                         577
   Class 3                                                         756
  Distribution fees
   Class 2                                                     592,720
   Class 3                                                     347,196
  Shareholder communications expense                             6,833
  Administrative fees                                          140,225
  Custodian fees                                                39,327
  Registration fees                                             17,654
  Professional fees                                             34,598
  Printing expense                                               8,645
  Fees and expenses of nonaffiliated trustees                   16,019
  Miscellaneous                                                168,862
-------------------------------------------------------------------------------------
     Total expenses                                                       $ 2,174,156
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                            (82,642)
-------------------------------------------------------------------------------------
     Net expenses                                                         $ 2,091,514
-------------------------------------------------------------------------------------
       Net investment income                                              $ 8,731,516
-------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                        $     9,527
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                    $ 8,741,043
=====================================================================================

The accompanying notes are an integral part of these financial statements.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    23

Statements of Changes in Net Assets

For the Six Months Ended 1/31/09 and the Year Ended 7/31/08, respectively

---------------------------------------------------------------------------------------------------------
                                                                    Six Months Ended
                                                                    1/31/09             Year Ended
                                                                    (unaudited)         7/31/08
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $      8,731,516    $     30,875,620
Net realized gain on investments                                               9,527              22,030
---------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations             $      8,741,043    $     30,897,650
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class 1 ($0.01 and $0.04 per share, respectively)                $     (2,158,954)   $     (5,858,187)
   Class 2 ($0.01 and $0.04 per share, respectively)                      (5,011,528)        (20,249,337)
   Class 3 ($0.01 and $0.03 per share, respectively)                      (1,280,406)         (5,034,432)
---------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $     (8,450,888)   $    (31,141,956)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $  1,669,221,924    $  4,174,610,065
Reinvestment of distributions                                                500,918           1,881,680
Cost of shares repurchased                                            (1,715,360,955)     (4,035,225,842)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                        $    (45,638,113)   $    141,265,903
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                            $    (45,347,958)   $    141,021,597
NET ASSETS:
Beginning of period                                                      849,929,423         708,907,826
---------------------------------------------------------------------------------------------------------
End of period                                                       $    804,581,465    $    849,929,423
---------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income    $         18,754    $       (261,874)
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                 '09 Shares         '09 Amount           '08 Shares        '08 Amount
                                 (unaudited)        (unaudited)
-----------------------------------------------------------------------------------------------------------
Class 1
Shares sold                         245,741,540     $    245,741,540        562,554,622    $   562,554,623
Reinvestment of distributions           500,769              500,769          1,881,680          1,881,680
Less shares repurchased            (191,205,072)        (191,205,072)      (540,502,665)      (540,502,665)
-----------------------------------------------------------------------------------------------------------
   Net increase                      55,037,237     $     55,037,237         23,933,637    $    23,933,638
===========================================================================================================
Class 2
Shares sold                       1,029,104,265     $  1,029,104,265      2,648,074,700    $ 2,648,074,700
Less shares repurchased          (1,105,516,556)      (1,105,516,556)    (2,557,663,915)    (2,557,663,915)
-----------------------------------------------------------------------------------------------------------
   Net increase (decrease)          (76,412,291)    $    (76,412,291)        90,410,785    $    90,410,785
===========================================================================================================
Class 3
Shares sold                         394,376,119     $    394,376,119        963,980,742    $   963,980,742
Reinvestment of distributions               149                  149                 --                 --
Less shares repurchased            (418,639,327)        (418,639,327)      (937,059,262)      (937,059,262)
-----------------------------------------------------------------------------------------------------------
   Net increase (decrease)          (24,263,059)    $    (24,263,059)        26,921,480    $    26,921,480
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

24    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year         Year         Year         Year         Year
                                                          1/31/09      Ended        Ended        Ended        Ended        Ended
                                                          (unaudited)  7/31/08      7/31/07      7/31/06 (b)  7/31/05      7/31/04
------------------------------------------------------------------------------------------------------------------------------------
Class 1
Net asset value, beginning of period                      $   1.00     $   1.00     $   1.00     $  1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                    $   0.01     $   0.04     $   0.05     $  0.04      $   0.02     $   0.01
 Net realized and unrealized gain on investments              0.00(a)      0.00(a)      0.00(a)     0.00(a)         --           --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                 $   0.01     $   0.04     $   0.05     $  0.04      $   0.02     $   0.01
Distributions to shareowners:
 Net investment income                                       (0.01)       (0.04)       (0.05)      (0.04)        (0.02)       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Capital contributions                                     $     --     $     --     $     --     $    --      $   0.00(a)  $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $     --     $     --     $     --     $    --      $     --     $     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   1.00     $   1.00     $   1.00     $  1.00      $   1.00     $   1.00
====================================================================================================================================
Total return*                                                 1.15%        4.02%        5.24%       4.20%         2.17%        0.86%
Ratio of net expenses to average net assets+                  0.29%**      0.25%        0.24%       0.26%         0.25%        0.25%
Ratio of net investment income to average net assets+         2.35%**      3.83%        5.11%       3.95%         2.19%        0.85%
Net assets, end of period (in thousands)                  $193,869     $138,778     $114,887     $85,669      $230,573     $176,540
Ratios with no waiver of fees and assumptions of expenses
 by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                 0.32%**      0.26%        0.24%       0.33%         0.40%        0.41%
 Net investment income                                        2.32%**      3.82%        5.11%       3.88%         2.04%        0.69%
Ratios with waiver of fees and assumptions of expenses
 by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                 0.29%**      0.25%        0.24%       0.26%         0.25%        0.25%
 Net investment income                                        2.35%**      3.83%        5.11%       3.95%         2.19%        0.85%
====================================================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

       Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09  25

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year         Year         Year         Year         Year
                                                           1/31/09      Ended        Ended        Ended        Ended        Ended
                                                           (unaudited)  7/31/08      7/31/07      7/31/06 (b)  7/31/05      7/31/04
------------------------------------------------------------------------------------------------------------------------------------
Class 2
Net asset value, beginning of period                       $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                     $   0.01     $   0.04     $   0.05     $   0.04     $   0.02     $  0.01
 Net realized and unrealized gain on investments               0.00(a)      0.00(a)      0.00(a)      0.00(a)        --          --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                  $   0.01     $   0.04     $   0.05     $   0.04     $   0.02     $  0.01
Distributions to shareowners:
 Net investment income                                        (0.01)       (0.04)       (0.05)       (0.04)       (0.02)      (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Capital contributions                                      $     --     $     --     $     --     $     --     $   0.00(a)  $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                            $     --     $     --     $     --     $     --     $     --     $    --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
====================================================================================================================================
Total return*                                                  1.03%        3.76%        4.98%        3.95%        1.92%       0.61%
Ratio of net expenses to average net assets+                   0.54%**      0.50%        0.49%        0.50%        0.51%       0.50%
Ratio of net investment income to average net assets+          2.20%**      3.66%        4.87%        4.00%        1.98%       0.60%
Net assets, end of period (in thousands)                   $471,130     $547,357     $457,109     $275,460     $153,432     $89,613
Ratios with no waiver of fees and assumptions of expenses
 by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                  0.56%**      0.50%        0.49%        0.55%        0.66%       0.66%
 Net investment income                                         2.18%**      3.66%        4.87%        3.95%        1.83%       0.44%
Ratios with waiver of fees and assumptions of expenses
 by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                  0.54%**      0.50%        0.49%        0.50%        0.51%       0.50%
 Net investment income                                         2.20%**      3.66%        4.87%        4.00%        1.98%       0.60%
====================================================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26  Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year         Year         Year          Year         Year
                                                          1/31/09      Ended        Ended        Ended         Ended        Ended
                                                          (unaudited)  7/31/08      7/31/07      7/31/06 (b)   7/31/05      7/31/04
------------------------------------------------------------------------------------------------------------------------------------
Class 3
Net asset value, beginning of period                      $   1.00     $   1.00     $   1.00     $   1.00      $   1.00     $  1.00
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                    $   0.01     $   0.03     $   0.05     $   0.04      $   0.02     $    --
 Net realized and unrealized gain on investments              0.00(a)      0.00(a)      0.00(a)      0.00 (a)        --          --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                 $   0.01     $   0.03     $   0.05     $   0.04      $   0.02     $    --
Distributions to shareowners:
 Net investment income                                       (0.01)       (0.03)       (0.05)       (0.04)        (0.02)         --
------------------------------------------------------------------------------------------------------------------------------------
Capital contributions                                     $     --     $     --     $     --     $     --      $   0.00(a)  $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                           $     --     $     --     $     --     $     --      $     --     $    --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   1.00     $   1.00     $   1.00     $   1.00      $   1.00     $  1.00
====================================================================================================================================
Total return*                                                 0.90%        3.50%        4.72%        3.70%         1.67%       0.36%
Ratio of net expenses to average net assets+                  0.79%**      0.75%        0.74%        0.75%         0.76%       0.75%
Ratio of net investment income to average net assets+         1.93%**      3.35%        4.61%        3.71%         1.61%       0.35%
Net assets, end of period (in thousands)                  $139,582     $163,795     $136,912     $ 77,978      $ 45,871     $52,183
Ratios with no waiver of fees and assumptions of expenses
 by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                 0.81%**      0.75%        0.74%        0.80%         0.91%       0.91%
 Net investment income                                        1.91%**      3.35%        4.61%        3.66%         1.46%       0.19%
Ratios with waiver of fees and assumptions of expenses
 by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                 0.79%**      0.75%        0.74%        0.75%         0.76%       0.75%
 Net investment income                                        1.93%**      3.35%        4.61%        3.71%         1.61%       0.35%
====================================================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

       Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09  27

Notes to Financial Statements | 1/31/09 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Institutional Money Market Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Institutional Prime Obligations Money Market Fund. The investment objective of the Fund is to provide high current income, preservation of capital and liquidity.

The Fund offers three classes of shares designated as Class 1, Class 2, and Class 3. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class 1 shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

28    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2008 was as follows:

--------------------------------------------------------------------------------
                                                                            2008
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $31,141,956
Long-term capital gain                                                        --
--------------------------------------------------------------------------------
  Total                                                              $31,141,956
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2008:

--------------------------------------------------------------------------------
                                                                            2008
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                      $  1,314,234
Dividend payable                                                     (1,567,140)
Post-October loss                                                       (39,749)
--------------------------------------------------------------------------------
  Total                                                            $   (292,655)
================================================================================

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    29

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class 2 and Class 3 of the Fund, respectively (see Note 5). Class 1 shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class 1, Class 2, Class 3 can bear different transfer agent and distribution fees.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Money Market Temporary Guarantee Program

The Fund has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the Program). The Program provides a guarantee to participating money market fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Fund to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in liquidation and $1.00 per share.

30    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

Only shareholders of record as of September 19, 2008 would be eligible to receive the benefit of the guarantee. Any increase in the number of shares held in the Fund in excess of shares held at the close of business on September 19, 2008 will not be covered. If the number of shares held in an account fluctuates over the period, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008 or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Fund or a broker-dealer, any future investments in the Fund will not be guaranteed.

The Treasury has extended the Program's expiration date from December 18, 2008 to April 30, 2009. The Treasury has discretion to continue the Program until September 18, 2009.

In order to participate in the initial three month period and the extended period of the Program, the Fund paid to the U.S. Treasury Department fees in the amount of 0.01% and 0.015% of the Fund's net asset value as of the close of business on September 19, 2008, respectively. These expenses will be borne by the Fund without regard to any expense limitation currently in effect for the Fund and are reflected in the statement of operations.

3.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.20% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2010.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,962 in management fees, administrative fees and certain other fees payable to PIM at January 31, 2009.

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    31

In addition, The Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communication activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2009, out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class 1                                                                   $2,583
Class 2                                                                    1,750
Class 3                                                                    2,500
--------------------------------------------------------------------------------
  Total                                                                   $6,833
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,827 in transfer agent fees payable to PIMSS at January 31, 2009.

5.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class 2 and Class 3 shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredit, 0.25% of the average daily net assets attributable to Class 2 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 2 shares. Pursuant to the Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class 3 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 3 shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class 2 shares. There are no distribution or service fees charged for Class 1 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,128 in distribution fees payable to PFD at January 31, 2009.

6.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2009, the Fund's expenses were not reduced under such arrangements.

7.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

32    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

Trustees, Officers and Service Providers

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
David R. Bock                     Daniel K. Kingsbury, Executive  Vice President
Mary K. Bush                      Mark E. Bradley, Treasurer
Benjamin M. Friedman              Dorothy E. Bourassa, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    33

                            This page for your notes.

34    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

                            This page for your notes.

     Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09    35

                            This page for your notes.

36    Pioneer Institutional Money Market Fund | Semiannual Report | 1/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com

This report must be accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Pioneer Government
Income Fund

--------------------------------------------------------------------------------
                  Semiannual Report | January 31, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   AMGEX
Class B   ABGIX
Class C   GOVCX
Class Y   ATGIX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                          2
Portfolio Management Discussion                4
Portfolio Summary                              7
Prices and Distributions                       8
Performance Update                             9
Comparing Ongoing Fund Expenses               13
Schedule of Investments                       15
Financial Statements                          22
Notes to Financial Statements                 30
Trustees, Officers and Service Providers      36


               Pioneer Government Income Fund | Semiannual Report | 1/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Government Income Fund | Semiannual Report | 1/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Government Income Fund | Semiannual Report | 1/31/09    3

Portfolio Management Discussion | 1/31/09

During a period of extreme market volatility, government securities generated positive results over the six months ended January 31, 2009. In the following interview, Portfolio co-manager Richard Schlanger, a member of the Pioneer Investments Fixed-Income Team, discusses the investment environment and the factors that affected Pioneer Government Income Fund during the six-month period.

Q How did the Fund perform during the six-month period ended January 31, 2009?

A For the six months ended January 31, 2009, Class A shares of Pioneer Government Income Fund produced a total return of 5.98% at net asset value. The Fund underperformed both of its benchmarks, the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index, which returned 6.92% and 6.64% over the same six months, respectively. The Fund outperformed the average 4.49% return of the 161 funds in its competitive peer group, the Lipper General U.S. Government Funds Category, over the same six-month period. (Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance.) At the end of the period on January 31, 2009, the 30-day SEC yield for Class A shares was 3.53%. The Fund held 370 issues at January 31, 2009, and the average credit quality of the portfolio was AAA.

Q What was the investment environment like during the six-month period ended January 31, 2009?

A It was a period of near-historic market volatility, as mortgage defaults and the seizing up of credit led to a U.S. government takeover of Fannie Mae and Freddie Mac, forced mergers of some financial institutions, and large infusions of government money into others. The problems in the banking industry triggered a flight to quality in which market participants sold investments with even the slightest bit of risk, and moved into Treasuries, particularly short-term Treasuries. During the period, yields on T-bills declined to zero, and the yield on the 10-year Treasury fell to a historic low of 2.05% before rising in January.

     In this environment, economic growth declined quickly and the unemployment rate rose. The Federal Reserve Board (the Fed) lowered interest rates a number of times until the Federal funds rate hit historic lows ranging from 0.00% to 0.25%. (The Federal funds rate is the rate that banks charge each other for overnight loans.) For the six-month period ended January 31, 2009, the Treasury market was the place to be, as the return on 3 to 5-year



4    Pioneer Government Income Fund | Semiannual Report | 1/31/09

     Treasuries was 7.75%; the return on 5 to 7-year Treasuries was 8.93%; and the return on 20-year (and longer) Treasuries was 15.70%.

Q How did you manage the Fund during the six-month period ended January 31, 2009?

A We reduced the Fund's exposure to mortgage pass-through securities from about 83% of net assets to about 75% of net assets. We sold mostly Ginnie Mae securities because they had become very rich during the flight to quality mentioned above. We also had concerns that under new Federal Housing Administration guidelines there would be more issuance of Ginnie Maes. Declining mortgage rates also entered into our decision to reduce the Fund's position in Ginnie Maes. Lower mortgage rates could lead to a wave of refinancing of existing mortgages; and as existing mortgages were paid off, we would then have to invest the Fund's proceeds in new securities with lower yields.

     We raised the Fund's exposure to Treasuries and agency securities from about 16% to about 24%. We felt that TIPs (Treasury Inflation-Protected Securities) offered better opportunity than nominal Treasuries, as the Fed and other central banks around the world were taking steps to stimulate their economies. In the wake of the U.S. government's bailout of Fannie Mae and Freddie Mac, we also added more conventional mortgages to the Fund's portfolio.

Q What were the principal factors affecting the Fund's performance during the six-month period ended January 31, 2009?

A The Fund's investments in mortgage-backed securities had the biggest positive effect on performance during the period. An underweight in long-term Treasuries, an area that generated strong results, held back the Fund's results. We had underweighted the Fund in that segment of the market because we felt that long-term Treasuries did not offer very much relative value, as investors bid up their prices in the flight to quality. We also became concerned that the market could become overwhelmed with the supply of Treasuries once Congress agreed on stimulus packages that were likely to increase the size of the already large Federal budget deficit. Because of global economic problems, we felt that major buyers, such as the central banks of Japan, China and other countries, had full Treasury allocations and may be reluctant to buy additional securities at such low-yielding levels. The position in TIPs also dampened the Fund's results, as inflation did not accelerate during the six-month period ended January 31.

Q    What is your outlook for the next several months?

A Governments around the world have taken steps to both stimulate economic growth and fix the problems in the banking industry. We believe these measures will work, eventually, but it is going to take some time. Over


               Pioneer Government Income Fund | Semiannual Report | 1/31/09    5
     the long term, we believe the Fed will have to begin removing some of the accommodation that it has provided to the markets over the past several months. When that happens, we believe yields will drift higher.


Please refer to the Schedule of Investments on pages 15-21 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The portfolio may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6    Pioneer Government Income Fund | Semiannual Report | 1/31/09

Portfolio Summary | 1/31/09

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

0-1 year                                                  4.4%
1-3 years                                                53.7%
3-4 years                                                15.6%
4-6 years                                                 6.7%
6-8 years                                                 9.5%
8+ years                                                 10.1%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.   U.S. Treasury Inflation Notes, 1.375%, 7/15/18                5.71%
 2.   Federal National Mortgage Association, 4.92%, 7/25/20         4.12
 3.   Federal National Mortgage Association, 6.3%, 4/25/19          2.77
 4.   Government National Mortgage Association, 5.0%, 11/16/46      2.05
 5.   Federal National Mortgage Association, 5.5%, 11/1/36          2.03
 6.   Freddie Mac, 3.8%, 1/15/18                                    1.72
 7.   U.S. Treasury Inflation Notes, 1.875%, 7/15/15                1.71
 8.   Federal National Mortgage Association, 5.5%, 1/1/37           1.66
 9.   Government National Mortgage Association, 5.121%, 12/16/46    1.65
10.   STARW 1999-C1A A2, 6.92%, 2/3/14                              1.60

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


               Pioneer Government Income Fund | Semiannual Report | 1/31/09    7

Prices and Distributions | 1/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                   1/31/09           7/31/08
--------------------------------------------------------------------------------
       A                     $ 9.77            $ 9.41
--------------------------------------------------------------------------------
       B                     $ 9.78            $ 9.41
--------------------------------------------------------------------------------
       C                     $ 9.78            $ 9.42
--------------------------------------------------------------------------------
       Y                     $ 9.79            $ 9.42
--------------------------------------------------------------------------------


Distributions per Share: 8/1/08-1/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.1967              $ --              $ --
--------------------------------------------------------------------------------
       B            $ 0.1596              $ --              $ --
--------------------------------------------------------------------------------
       C            $ 0.1620              $ --              $ --
--------------------------------------------------------------------------------
       Y            $ 0.2196              $ --              $ --
--------------------------------------------------------------------------------


Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital (formerly Lehman Brothers) Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage
Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 9-12.


8    Pioneer Government Income Fund | Semiannual Report | 1/31/09

Performance Update | 1/31/09                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of January 31, 2009)
--------------------------------------------------------------------------------
                                         Net Asset     Public Offering
Period                                   Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                                 4.82%         4.34%
5 Years                                  4.07          3.12
1 Year                                   5.48          0.69
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 1, 2008)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                         1.13%         1.13%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                     Barclays             Barclays
                  Pioneer            Capital            Capital U.S.
                 Government         Government        Mortgage-Backed
                Income Fund         Bond Index        Securities Index
1/99             9,550              10,000            10,000
1/01            10,692              11,417            11,118
1/03            12,278              13,263            13,127
1/05            12,795              14,354            14,026
1/07            13,325              15,427            14,788
1/09            15,297              17,889            17,631

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class A shares of the Fund includes the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


               Pioneer Government Income Fund | Semiannual Report | 1/31/09    9

Performance Update | 1/31/09                           Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of January 31, 2009)
--------------------------------------------------------------------------------
                                         If         If
Period                                   Held       Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(3/13/00)                                4.55%     4.55%
5 Years                                  3.29      3.29
1 Year                                   4.77      0.77
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 1, 2008)
--------------------------------------------------------------------------------
                                         Gross      Net
--------------------------------------------------------------------------------
                                         1.95%     1.89%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                     Barclays             Barclays
                  Pioneer            Capital            Capital U.S.
                 Government         Government        Mortgage-Backed
                Income Fund         Bond Index        Securities Index
3/00            10,000              10,000            10,000
1/02            11,496              11,976            11,826
1/04            12,482              13,384            13,520
1/06            12,725              14,336            14,219
1/08            14,007              16,371            16,398
1/09            14,675              17,447            17,551


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4% and declines over five years. For more complete information, please see the prospectus for details.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of Class B shares of the Fund includes the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2010 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Government Income Fund | Semiannual Report | 1/31/09

Performance Update | 1/31/09                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of January 31, 2009)
--------------------------------------------------------------------------------
                                                If         If
Period                                          Held       Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(3/13/00)*                                      4.54%     4.54%
5 Years                                         3.28      3.28
1 Year                                          4.71      4.71
--------------------------------------------------------------------------------
*    Inception date of predecessor fund's Class B
     shares. Class C shares commenced
     operations on 9/23/05.


Expense Ratio
(Per prospectus dated December 1, 2008)
--------------------------------------------------------------------------------
                                                Gross      Net
--------------------------------------------------------------------------------
                                                1.89%     1.89%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                     Barclays             Barclays
                  Pioneer            Capital            Capital U.S.
                 Government         Government        Mortgage-Backed
                Income Fund         Bond Index        Securities Index
3/00            10,000              10,000            10,000
1/02            11,496              11,976            11,826
1/04            12,482              13,384            13,520
1/06            12,733              14,336            14,219
1/08            14,007              16,371            16,398
1/09            14,666              17,447            17,551


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Government Income Fund | Semiannual Report | 1/31/09    11

Performance Update | 1/31/09                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and Barclays Capital U.S.
Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of January 31, 2009)
--------------------------------------------------------------------------------
                                         If         If
Period                                   Held       Redeemed
--------------------------------------------------------------------------------
10 Years                                 5.10%      5.10%
5 Years                                  4.46       4.46
1 Year                                   6.09       6.09
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 1, 2008)
--------------------------------------------------------------------------------
                                         Gross      Net
--------------------------------------------------------------------------------
                                         0.64%      0.64%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                     Barclays             Barclays
                  Pioneer            Capital            Capital U.S.
                 Government         Government        Mortgage-Backed
                Income Fund         Bond Index        Securities Index
1/99            10,000              10,000            10,000
1/01            11,234              11,417            11,118
1/03            12,939              13,263            13,127
1/05            13,524              14,354            14,026
1/07            14,195              15,427            14,788
1/09            16,451              17,889            17,631


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class Y shares of the Fund includes the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Government Income Fund | Semiannual Report | 1/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from August 1, 2008 through January 31, 2009.


---------------------------------------------------------------------------------------------
Share Class                          A                B                C                Y
---------------------------------------------------------------------------------------------
Beginning Account Value       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
on 8/1/08
---------------------------------------------------------------------------------------------
Ending Account Value          $ 1,059.80       $ 1,056.80       $ 1,055.90       $ 1,063.40
(after expenses)
on 1/31/09
---------------------------------------------------------------------------------------------
Expenses Paid                 $     5.76       $     9.80       $     9.59       $     3.43
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, 1.89%, 1.85%, and 0.66% for class A, B, C, and Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).


              Pioneer Government Income Fund | Semiannual Report | 1/31/09    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2008 through January 31, 2009.


---------------------------------------------------------------------------------------------
Share Class                          A                B                C                Y
---------------------------------------------------------------------------------------------
Beginning Account Value       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
8/1/08
---------------------------------------------------------------------------------------------
Ending Account Value          $ 1,019.61       $ 1,015.73       $ 1,015.93       $ 1,021.88
(after expenses)
on 1/31/09
---------------------------------------------------------------------------------------------
Expenses Paid                 $     5.65       $     9.60       $     9.40       $     3.36
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, 1.89%, 1.85%, and 0.66% for class A, B, C, and Y respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).


14    Pioneer Government Income Fund | Semiannual Report | 1/31/09

Schedule of Investments | 1/31/09 (unaudited)


------------------------------------------------------------------------------------------
 Principal
 Amount                                                                          Value
------------------------------------------------------------------------------------------
                 ASSET BACKED SECURITIES -- 3.4%
                 DIVERSIFIED FINANCIALS -- 3.4%
                 Diversified Financial Services -- 2.7%
$ 1,974,770      Small Business Administration Participation Certificates,
                 4.84%, 5/1/25                                                $  2,012,447
  1,553,539      Small Business Administration Participation Certificates,
                 5.37%, 4/1/28                                                   1,628,962
  1,000,000      Small Business Administration Participation Certificates,
                 6.02%, 8/1/28                                                   1,067,938
  1,000,000      Small Business Administration Participation Certificates,
                 5.63%, 10/1/28                                                  1,045,882
  1,000,000      Small Business Administration Participation Certificates,
                 6.22%, 12/1/28                                                  1,075,325
                                                                              ------------
                                                                              $  6,830,554
------------------------------------------------------------------------------------------
                 Specialized Finance -- 0.7%
  2,000,000      SLMA 2004-10 A6B, 1.29%, 4/27/26                             $  1,560,000
------------------------------------------------------------------------------------------
                 TOTAL ASSET BACKED SECURITIES
                 (Cost $8,407,715)                                            $  8,390,554
------------------------------------------------------------------------------------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.5%
                 MATERIALS -- 1.4%
                 Steel -- 1.4%
    115,000      Morgan Stanley Dean Witter Capital I, 7.892%, 9/3/15         $    120,474
    927,654      Morgan Stanley Dean Witter, 7.145%, 9/3/15                        945,353
  2,000,000      Morgan Stanley Dean Witter, 7.468%, 9/3/15                      2,082,290
 29,576,455      MSDWC 2000-1345 X, 0.7259%, 9/3/15                                279,184
                                                                              ------------
                                                                              $  3,427,301
                                                                              ------------
                 Total Materials                                              $  3,427,301
------------------------------------------------------------------------------------------
                 BANKS -- 1.9%
                 Diversified Banks -- 1.6%
  4,000,000      STARW 1999-C1A A2, 6.92%, 2/3/14                             $  3,999,322
------------------------------------------------------------------------------------------
                 Thrifts & Mortgage Finance -- 0.3%
    949,875      Vendee Mortgage Trust, 5.25%, 12/31/49                       $    951,063
                                                                              ------------
                 Total Banks                                                  $  4,950,385
------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS -- 1.6%
                 Specialized Finance -- 1.6%
  3,800,000      Meristar Commercial Mortgage Trust, 8.29%, 3/3/16            $  3,880,447
                                                                              ------------
                 Total Diversified Financials                                 $  3,880,447
------------------------------------------------------------------------------------------
                 GOVERNMENT -- 17.6%
                 Government -- 17.6%
    119,585      Federal National Mortgage Association, 4.375%, 4/15/15       $    121,464
  2,255,000      Federal National Mortgage Association, 4.5%, 3/15/18            2,306,357
 10,000,000      Federal National Mortgage Association, 4.92%, 7/25/20          10,272,582
  1,519,646      Federal National Mortgage Association, 5.5%, 12/15/19           1,559,773

The accompanying notes are an integral part of these financial statements.

              Pioneer Government Income Fund | Semiannual Report | 1/31/09    15

------------------------------------------------------------------------------------------
Principal
Amount                                                                            Value
------------------------------------------------------------------------------------------
                 Government -- (continued)
$ 1,000,000      Federal National Mortgage Association, 5.5%, 2/15/33           $  1,034,135
    735,274      Federal National Mortgage Association, 5.69%, 1/25/32               754,866
  1,937,329      Federal National Mortgage Association, 6.0%, 12/15/21             1,988,825
  6,602,757      Federal National Mortgage Association, 6.3%, 4/25/19              6,914,968
  1,080,000      Federal National Mortgage Association, 6.52%, 7/25/16             1,158,404
  2,235,995      Federal National Mortgage Association, Grantor Trust, 5.6%,
                 7/25/43                                                           2,104,606
  4,300,000      Freddie Mac, 3.8%, 1/15/18                                        4,287,211
    476,617      Freddie Mac, 5.0%, 8/15/35                                          482,777
    750,000      Government National Mortgage Association, 4.5%, 7/20/34             755,415
  5,000,000      Government National Mortgage Association, 5.0%,
                 11/16/46                                                          5,104,603
  4,000,000      Government National Mortgage Association, 5.121%,
                 12/16/46                                                          4,121,918
  1,000,000      Government National Mortgage Association, 6.0%, 6/16/32           1,063,207
                                                                                ------------
                                                                                $ 44,031,111
                                                                                ------------
                 Total Government                                               $ 44,031,111
--------------------------------------------------------------------------------------------
                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (Cost $55,379,030)                                             $ 56,289,244
--------------------------------------------------------------------------------------------
                 CORPORATE BONDS -- 0.8%
                 Banks -- 0.8%
                 Diversified Banks -- 0.8%
    875,000      African Development Bank, 6.875%, 10/15/15                     $  1,024,591
  1,000,000      Inter-American Development, 4.75%, 10/19/12                       1,071,772
                                                                                ------------
                                                                                $  2,096,363
--------------------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS
                 (Cost $1,988,062)                                              $  2,096,363
--------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 72.9%
                 DIVERSIFIED FINANCIALS -- 2.1%
                 Specialized Finance -- 2.1%
  2,425,000      Private Export Funding, 4.55%, 5/15/15                         $  2,616,922
  2,500,000      Private Export Funding, 4.974%, 8/15/13                           2,723,375
                                                                                ------------
                                                                                $  5,340,297
                                                                                ------------
                 Total Diversified Financials                                   $  5,340,297
--------------------------------------------------------------------------------------------
                 Government -- 70.8%
  2,500,000      Farmer Mac GTD, 5.125%, 4/19/17 (144A)                         $  2,869,750
  1,400,000      Federal Farm Credit Bank, 4.875%, 1/17/17                         1,509,795
    717,814      Federal Home Loan Mortgage Corp., 4.0%, 11/1/13                     724,643
  2,131,078      Federal Home Loan Mortgage Corp., 4.64%, 11/1/14                  2,142,362
  1,334,632      Federal Home Loan Mortgage Corp., 5.0%, 10/1/19                   1,369,954
  6,770,273      Federal Home Loan Mortgage Corp., 5.5%,
                 3/1/09 - 6/1/38                                                   6,939,310

The accompanying notes are an integral part of these financial statements.

16    Pioneer Government Income Fund | Semiannual Report | 1/31/09

--------------------------------------------------------------------------------------------
Principal
Amount                                                                         Value
--------------------------------------------------------------------------------------------
                 Government -- (continued)
$ 5,030,160      Federal Home Loan Mortgage Corp., 6.0%,
                 5/1/16 - 7/1/36                                             $  5,206,040
     67,312      Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                    70,650
    303,220      Federal Home Loan Mortgage Corp., 7.0%,
                 3/1/14 - 10/1/46                                                 317,103
    803,518      Federal National Mortgage Association, 4.0%,
                 7/1/10 - 9/1/20                                                  809,300
  2,435,846      Federal National Mortgage Association, 4.5%,
                 10/1/10 - 4/1/37                                               2,458,454
 14,978,593      Federal National Mortgage Association, 5.0%,
                 9/1/09 - 5/1/38                                               15,320,374
 17,561,366      Federal National Mortgage Association, 5.5%,
                 9/1/09 - 1/1/38                                               17,992,180
    332,461      Federal National Mortgage Association, 5.72%,
                 11/1/28 - 6/1/29                                                 343,815
     73,379      Federal National Mortgage Association, 5.75%, 3/1/33              75,787
    487,474      Federal National Mortgage Association, 5.9%,
                 11/1/27 - 4/1/28                                                 506,790
 16,392,280      Federal National Mortgage Association, 6.0%,
                 11/1/34 - 1/1/38                                              16,929,808
  2,272,367      Federal National Mortgage Association, 6.5%,
                 7/1/32 - 10/1/47                                               2,319,753
    513,199      Federal National Mortgage Association, 7.0%, 10/1/19             545,731
    164,614      Federal National Mortgage Association, 7.5%,
                 4/1/15 - 6/1/15                                                  172,482
     97,824      Federal National Mortgage Association, 8.0%, 7/1/15              103,446
    500,000      Federal National Mortgage Association Debenture, 10.35%,
                 12/10/15                                                         724,712
  1,345,000      Financing Corp., 10.35%, 8/3/18                                2,037,296
  1,000,000      Freddie Mac, 5.05%, 1/26/15                                    1,112,892
  2,662,392      Government National Mortgage Association, 4.5%,
                 4/15/18 - 8/15/33                                              2,730,009
  2,723,325      Government National Mortgage Association, 5.0%,
                 5/1/18 - 6/20/38                                               2,803,488
  6,989,869      Government National Mortgage Association, 5.5%,
                 2/15/19 - 6/20/38                                              7,193,767
    335,254      Government National Mortgage Association, 5.72%,
                 10/15/28 - 5/20/29                                               345,661
  1,041,120      Government National Mortgage Association, 5.75%,
                 4/20/33 - 6/20/33                                              1,065,470
 16,912,543      Government National Mortgage Association, 6.0%,
                 3/15/19 - 9/15/35                                             17,474,969
    191,767      Government National Mortgage Association, 6.45%,
                 1/20/33                                                          200,125
  5,004,821      Government National Mortgage Association, 6.5%,
                 1/15/15 - 4/15/33                                              5,228,217

The accompanying notes are an integral part of these financial statements.

              Pioneer Government Income Fund | Semiannual Report | 1/31/09    17

--------------------------------------------------------------------------------------------
Principal
Amount                                                                       Value
--------------------------------------------------------------------------------------------
               Government -- (continued)
$ 300,505      Government National Mortgage Association, 6.75%,
               4/15/26                                                     $    319,906
1,996,083      Government National Mortgage Association, 7.0%,
               8/15/11 - 4/15/32                                              2,135,418
  842,279      Government National Mortgage Association, 7.5%,
               3/15/23 - 3/15/32                                                897,830
   89,662      Government National Mortgage Association, 8.0%, 1/20/28           92,409
  172,962      Government National Mortgage Association, 8.25%,
               5/15/20                                                          183,981
    3,592      Government National Mortgage Association, 8.5%,
               8/15/21 - 2/15/23                                                  3,839
   39,560      Government National Mortgage Association, 9.0%,
               10/15/16 - 6/15/22                                                42,337
5,070,588      Government National Mortgage Association I, 5.0%,
               11/15/23 - 9/15/38                                             5,212,560
3,436,397      Government National Mortgage Association I, 6.0%,
               11/15/37 - 8/15/38                                             3,541,670
  602,443      Government National Mortgage Association I, 6.5%,
               11/15/31 - 9/15/32                                               629,317
  642,372      Government National Mortgage Association I, 7.0%,
               9/15/29 - 4/15/31                                                687,113
   61,631      Government National Mortgage Association I, 7.5%,
               8/15/29 - 3/15/31                                                 65,786
  800,952      Government National Mortgage Association II, 5.0%,
               12/20/18 - 2/20/19                                               831,157
1,125,947      Government National Mortgage Association II, 5.5%,
               7/20/19                                                        1,172,000
  443,427      Government National Mortgage Association II, 5.9%,
               11/20/27 - 7/20/28                                               456,610
1,735,167      Government National Mortgage Association II, 6.0%,
               7/20/17 - 10/20/33                                             1,797,583
  296,742      Government National Mortgage Association II, 6.45%,
               7/20/32 - 11/20/32                                               310,977
  848,447      Government National Mortgage Association II, 6.5%,
               1/20/24 - 3/20/34                                                887,520
  398,380      Government National Mortgage Association II, 7.0%,
               5/20/26 - 11/20/31                                               425,392
  152,010      Government National Mortgage Association II, 7.5%,
               5/20/30 - 12/20/30                                               161,356
  195,861      Government National Mortgage Association II, 8.0%,
               5/20/25 - 5/20/30                                                207,896
   34,015      Government National Mortgage Association II, 9.0%,
               9/20/21 - 11/20/24                                                36,275
1,799,160      New Valley Generation I, 7.299%, 3/15/19                       2,182,201
  592,261      New Valley Generation V, 4.929%, 1/15/21                         645,742
  917,503      Small Business Administration, 6.14%, 1/1/22                     978,370

The accompanying notes are an integral part of these financial statements.

18    Pioneer Government Income Fund | Semiannual Report | 1/31/09

--------------------------------------------------------------------------------------------
Principal
Amount                                                                   Value
--------------------------------------------------------------------------------------------
                Government -- (continued)
$  350,000      U.S. Treasury Bonds, 3.625%, 4/15/28                   $    403,594
 3,000,000      U.S. Treasury Bonds, 4.75%, 8/15/17                       3,439,686
 3,125,000      U.S. Treasury Bonds, 5.25%, 11/15/28                      3,696,288
 2,000,000      U.S. Treasury Notes, 4.5%, 5/15/38                        2,322,504
 2,525,000      U.S. Treasury Notes, 6.375%, 8/15/27                      3,358,250
14,785,650      U.S. Treasury Inflation Notes, 1.375%, 7/15/18 (b)       14,231,188
 1,014,620      U.S. Treasury Inflation Notes, 1.625%, 1/15/18              990,839
 4,316,521      U.S. Treasury Inflation Notes, 1.875%, 7/15/15 (b)        4,258,515
   803,213      U.S. Treasury Inflation Notes, 2.0%, 1/15/16                798,192
                                                                       ------------
                Total Government                                       $177,048,434
-----------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Cost $175,332,436)                                    $182,388,731
-----------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 2.0%
                Securities Lending Collateral -- 2.0% (c)
                Certificates of Deposit:
   112,688      Abbey National Plc, 2.52%, 8/13/09                     $    112,688
   112,677      Bank of Nova Scotia, 3.21%, 5/5/09                          112,677
   180,126      Bank of Scotland NY, 2.92%, 6/5/09                          180,126
   202,839      Barclays Bank, 1.2%, 5/27/09                                202,839
   225,377      CBA, 1.31%, 7/16/09                                         225,377
   202,839      DNB NOR Bank ASA NY, 2.41%, 6/5/09                          202,839
   206,445      Intesa SanPaolo S.p.A., 1.1%, 5/22/09                       206,445
    13,060      NORDEA NY, 0.39%, 4/9/09                                     13,060
   169,032      Royal Bank of Canada NY, 2.7%, 8/7/09                       169,032
   112,688      Royal Bank of Scotland, 2.45%, 3/5/09                       112,688
    22,534      Skandinavian Enskilda Bank NY, 2.17%, 2/13/09                22,534
   225,377      Societe Generale, 2.62%, 9/4/09                             225,377
   202,839      Svenska Bank NY, 1.73%, 7/8/09                              202,839
   225,377      U.S. Bank NA, 2.25%, 8/24/09                                225,373
                                                                       ------------
                                                                       $  2,213,897
-----------------------------------------------------------------------------------
                Commercial Paper:
    21,482      BBVA U.S., 2.83%, 3/12/09                              $     21,482
   225,377      Monumental Global Funding, Ltd., 2.55%, 8/17/09             225,377
   112,688      CME Group, Inc., 2.9%, 8/6/09                               112,688
   112,681      General Electric Capital Corp., 1.96%, 3/16/09              112,681
   221,320      American Honda Finance Corp., 1.29%, 7/14/09                221,320
   225,377      HSBC Bank, Inc., 2.5%, 8/14/09                              225,377
   112,688      IBM, 2.39%, 9/25/09                                         112,688
   202,839      Met Life Global Funding, 2.47%, 6/12/09                     202,839
   202,839      New York Life Global, 2.31%, 9/4/09                         202,838
   191,570      Westpac Banking Corp., 1.01%, 6/1/09                        191,570
                                                                       ------------
                                                                       $  1,628,860
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Government Income Fund | Semiannual Report | 1/31/09    19

-----------------------------------------------------------------------------------
Principal
Amount                                                         Value
-----------------------------------------------------------------------------------
                 Tri-party Repurchase Agreements:
 $   225,377     Deutsche Bank, 0.27%, 2/2/09                $    225,377
     450,753     Merrill Lynch, 0.28%, 2/2/09                     450,753
     215,737     Barclays Capital Markets, 0.26%, 2/2/09          215,737
                                                             ------------
                                                             $    891,867
-------------------------------------------------------------------------


-----------------------------------------------------------------------------------
  Shares
-----------------------------------------------------------------------------------
                 Money Market Mutual Funds:
      56,344     Columbia Government Reserves Fund                 $     56,344
     169,032     JP Morgan, U.S. Government Money Market Fund           169,032
                                                                   ------------
                                                                   $    225,376
-------------------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $4,960,000)                                 $  4,960,000
-------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 101.6%
                 (Cost $246,267,244) (a)                           $254,124,892
-------------------------------------------------------------------------------
                 OTHER ASSETS AND LIABILITIES -- (1.6)%            $ (3,880,461)
-------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                        $250,244,431
===============================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2009, the value of these securities amounted to $2,869,750 or 1.2% of total net assets.

(a) At January 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $246,024,282 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $9,082,379
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                (981,769)
                                                                                    ----------
       Net unrealized gain                                                          $8,100,610
                                                                                    ==========

(b)      At January 31, 2009, the following securities were out on loan:



----------------------------------------------------------------------------------
    Principal
    Amount           Security                                           Value
----------------------------------------------------------------------------------
 $     2,725,000     U.S. Treasury Inflation Notes, 1.875%, 7/15/15     $2,688,381
       2,000,000     U.S. Treasury Inflation Notes, 1.375%, 7/15/18      1,925,000
----------------------------------------------------------------------------------
                     Total                                              $4,613,381
==================================================================================

(c) Securities lending collateral is managed by Credit Suisse, New York branch.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2009, aggregated $81,216,845 and $33,513,207, respectively.


The accompanying notes are an integral part of these financial statements.

20    Pioneer Government Income Fund | Semiannual Report | 1/31/09

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of January 31, 2009, in valuing the Fund's assets:



-------------------------------------------------------------------
                                                    Investments
 Valuation Inputs                                   in Securities
-------------------------------------------------------------------
 Level 1 -- Quoted Prices                           $           0
 Level 2 -- Other Significant Observable Inputs       254,124,892
 Level 3 -- Significant Unobservable Inputs                    --
-----------------------------------------------------------------
 Total                                              $ 254,124,892
=================================================================


The accompanying notes are an integral part of these financial statements.

              Pioneer Government Income Fund | Semiannual Report | 1/31/09    21

Statement of Assets and Liabilities | 1/31/09 (unaudited)


ASSETS:
  Investment in securities (including securities loaned of $4,613,381)
   (cost $246,267,244)                                                    $254,124,892
  Cash                                                                         474,284
  Receivables --
   Investment securities sold                                                5,119,469
   Fund shares sold                                                          1,038,863
   Interest                                                                  1,448,290
   Due from Pioneer Investment Management, Inc.                                  2,192
  Other                                                                         66,712
---------------------------------------------------------------------------------------
     Total assets                                                         $262,274,702
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  6,104,248
   Fund shares repurchased                                                     619,575
   Dividends                                                                   234,465
   Upon return of securities loaned                                          4,960,000
  Due to affiliates                                                             47,529
  Accrued expenses                                                              64,454
---------------------------------------------------------------------------------------
     Total liabilities                                                    $ 12,030,271
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $258,449,855
  Distributions in excess of net investment income                             (15,721)
  Accumulated net realized loss on investments                             (16,047,351)
  Net unrealized gain on investments                                         7,857,648
---------------------------------------------------------------------------------------
     Total net assets                                                     $250,244,431
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $145,670,792/14,906,322 shares)                       $       9.77
  Class B (based on $29,134,891/2,979,183 shares)                         $       9.78
  Class C (based on $40,041,524/4,094,603 shares)                         $       9.78
  Class Y (based on $35,397,224/3,616,334 shares)                         $       9.79
MAXIMUM OFFERING PRICE:
  Class A (9.77 [divided by] 95.5%)                                       $      10.23
---------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

22    Pioneer Government Income Fund | Semiannual Report | 1/31/09

Statement of Operations (unaudited)

For the Six Months Ended 1/31/09



INVESTMENT INCOME:
  Interest                                                   $5,011,251
  Income from securities loaned, net                             47,967
  Other income                                                  381,510
-----------------------------------------------------------------------------------------
     Total investment income                                                  $ 5,440,728
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $  570,535
  Transfer agent fees
   Class A                                                      111,043
   Class B                                                       32,452
   Class C                                                       16,000
   Class Y                                                          550
  Distribution fees
   Class A                                                      165,781
   Class B                                                      139,342
   Class C                                                      156,755
  Shareholder communications expense                             42,682
  Administrative fees                                            39,096
  Custodian fees                                                 20,269
  Registration                                                   35,699
  Professional fees                                              29,821
  Printing expense                                               20,010
  Fees and expenses of nonaffiliated trustees                     3,857
  Miscellaneous                                                  29,704
-----------------------------------------------------------------------------------------
     Total expenses                                                           $ 1,413,596
     Less fees waived and expenses reimbursed by Advisor                           (6,837)
     Less fees paid indirectly                                                     (2,038)
-----------------------------------------------------------------------------------------
     Net expenses                                                             $ 1,404,721
-----------------------------------------------------------------------------------------
       Net investment income                                                  $ 4,036,007
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                            $ 1,395,767
-----------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                                $ 8,240,823
-----------------------------------------------------------------------------------------
  Net gain on investments                                                     $ 9,636,590
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $13,672,597
=========================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Government Income Fund | Semiannual Report | 1/31/09    23

Statement of Changes in Net Assets

For the Six Months Ended 1/31/09 and the Year Ended 7/31/08, respectively

------------------------------------------------------------------------------------------------------
                                                                      Six Months Ended
                                                                     1/31/09               Year Ended
                                                                     (unaudited)          7/31/08
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                  $   4,036,007      $  8,531,460
Net realized gain on investments                                           1,395,767         1,461,969
Change in net unrealized gain (loss) on investments                        8,240,823         3,415,109
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                $  13,672,597      $ 13,408,538
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.20 and $0.42 per share, respectively)                   $  (2,681,368)     $ (5,111,605)
   Class B ($0.16 and $0.35 per share, respectively)                        (457,268)         (869,199)
   Class C ($0.16 and $0.35 per share, respectively)                        (510,458)         (766,569)
   Class Y ($0.22 and $0.47 per share, respectively)                        (829,860)       (2,567,630)
------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                $  (4,478,954)     $ (9,315,003)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $ 115,416,552      $ 83,823,794
Reinvestment of distributions                                              3,003,807         5,975,357
Cost of shares repurchased                                               (71,872,508)     (110,827,130)
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                                $  46,547,851      $(21,027,979)
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                               $  55,741,494      $(16,934,444)
NET ASSETS:
Beginning of period                                                      194,502,937       211,437,381
------------------------------------------------------------------------------------------------------
End of period                                                          $ 250,244,431      $194,502,937
------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income       $     (15,721)     $    427,226
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

24    Pioneer Government Income Fund | Semiannual Report | 1/31/09

------------------------------------------------------------------------------------------------------
                                   '09 Shares        '09 Amount         '08 Shares        '08 Amount
                                  (unaudited)       (unaudited)
------------------------------------------------------------------------------------------------------
Class A
Shares sold                           6,823,056     $65,210,201            4,618,122     $ 43,787,102
Reinvestment of distributions           238,396       2,279,814              449,785        4,268,068
Less shares repurchased              (4,163,577)    (40,108,459)          (4,820,643)     (45,720,310)
------------------------------------------------------------------------------------------------------
   Net increase                       2,897,875     $27,381,556              247,264     $  2,334,860
======================================================================================================
Class B
Shares sold                           1,352,711     $12,971,323            1,732,241     $ 16,419,834
Reinvestment of distributions            36,129         345,539               71,323          676,847
Less shares repurchased                (900,385)     (8,711,946)          (1,666,403)     (15,800,178)
------------------------------------------------------------------------------------------------------
   Net increase                         488,455     $ 4,604,916              137,161     $  1,296,503
======================================================================================================
Class C
Shares sold                           3,656,912     $34,904,088            1,588,645     $ 15,087,154
Reinvestment of distributions            31,451         301,472               48,153          457,564
Less shares repurchased              (1,687,992)    (16,274,242)          (1,669,159)     (15,823,930)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)            2,000,371     $18,931,318              (32,361)    $   (279,212)
======================================================================================================
Class Y
Shares sold                             244,271     $ 2,330,940              900,163     $  8,529,704
Reinvestment of distributions             8,051          76,982               60,345          572,878
Less shares repurchased                (710,232)     (6,777,861)          (3,524,379)     (33,482,712)
------------------------------------------------------------------------------------------------------
   Net decrease                        (457,910)    $(4,369,939)          (2,563,871)    $(24,380,130)
======================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Government Income Fund | Semiannual Report | 1/31/09    25

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended
                                                 1/31/09        Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                                 (unaudited)    7/31/08        7/31/07        7/31/06 (b)   7/31/05       7/31/04
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period             $   9.41       $   9.24       $   9.23       $   9.65      $   9.86      $  10.05
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                           $   0.17       $   0.38       $   0.37       $   0.35      $   0.35      $   0.34
 Net realized and unrealized gain (loss)
  on investments                                     0.39           0.21           0.04          (0.28)        (0.09)        (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations        $   0.56       $   0.59       $   0.41       $   0.07      $   0.26      $   0.23
Distributions to shareowners:
 Net investment income                              (0.20)         (0.42)         (0.40)         (0.38)        (0.45)        (0.41)
 Net realized gain                                     --             --             --          (0.11)        (0.03)        (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Contribution                             $     --       $     --       $     --       $     --      $   0.01      $     --
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                   $     --       $     --       $     --       $     --      $     --(a)   $     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $   0.36       $   0.17       $  0.01        $  (0.42)     $  (0.21)     $  (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   9.77       $   9.41       $  9.24        $   9.23      $   9.65      $   9.86
===================================================================================================================================
Total return*                                        5.98%          6.48%          4.44%          0.76%         2.70%         2.36%
Ratio of net expenses to average net assets+         1.11%**        1.13%          1.18%          1.06%         1.01%         1.00%
Ratio of net investment income to average
  net assets+                                        3.67%**        4.07%          3.89%          3.75%         3.60%         3.48%
Portfolio turnover rate                                31%            36%            54%            57%           79%           39%
Net assets, end of period (in thousands)         $145,671       $112,955       $108,625       $ 12,462      $ 17,549      $ 16,943
Ratios with no waiver of fees and assumption of
  expenses by Advisor and no reduction for fees
  paid indirectly:
 Net expenses                                        1.11%**        1.13%          1.18%          1.06%         1.14%         1.23%
 Net investment income                               3.67%**        4.07%          3.89%          3.75%         3.47%         3.25%
Ratios with waiver of fees and assumption of
  expenses by Advisor and reduction for fees
  paid indirectly:
 Net expenses                                        1.11%**        1.12%          1.18%          1.06%         1.01%         1.00%
 Net investment income                               3.67%**        4.07%          3.89%          3.75%         3.60%         3.48%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

26  Pioneer Government Income Fund | Semiannual Report | 1/31/09

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended
                                                 1/31/09        Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                                 (unaudited)    7/31/08        7/31/07        7/31/06 (b)   7/31/05       7/31/04
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period             $   9.41       $   9.24       $   9.22       $   9.65      $   9.85      $  10.04
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                           $   0.14       $   0.31       $   0.30       $   0.27      $   0.28      $   0.27
 Net realized and unrealized gain (loss)
   on investments                                    0.39           0.21           0.04          (0.28)        (0.08)        (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment
    operations                                   $   0.53       $   0.52       $   0.34       $  (0.01)     $   0.20      $   0.16
Distributions to shareowners:
 Net investment income                              (0.16)         (0.35)         (0.32)         (0.31)        (0.38)        (0.34)
 Net realized gain                                     --             --             --          (0.11)        (0.03)        (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Contribution                             $     --       $     --       $     --       $     --      $   0.01      $     --
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                   $     --       $     --       $     --       $     --      $     --(a)   $     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $   0.37       $   0.17       $   0.02       $  (0.43)     $  (0.20)     $  (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   9.78       $   9.41       $   9.24       $   9.22      $   9.65      $   9.85
===================================================================================================================================
Total return*                                        5.68%          5.66%          3.73%         (0.16)%        2.06%         1.58%
Ratio of net expenses to average net assets+         1.89%**        1.90%          1.89%          1.94%         1.75%         1.75%
Ratio of net investment income to average
  net assets+                                        2.93%**        3.30%          3.20%          2.89%         2.83%         2.73%
Portfolio turnover rate                                31%            36%            54%            57%           79%           39%
Net assets, end of period (in thousands)         $ 29,135       $ 23,442       $ 21,748       $  4,227      $  6,165      $  7,558
Ratio with no waiver of fees and assumption of
  expenses by Advisor and no reduction for fees
  paid indirectly:
 Net expenses                                        1.94%**        1.95%          2.00%          1.94%         1.84%         1.98%
 Net investment income                               2.88%**        3.25%          3.09%          2.89%         2.74%         2.50%
Ratios with waiver of fees and assumption of
  expenses by Advisor and reduction for fees
  paid indirectly:
 Net expenses                                        1.89%**        1.89%          1.89%          1.94%         1.75%         1.75%
 Net investment income                               2.93%**        3.31%          3.20%          2.89%         2.83%         2.73%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

                Pioneer Government Income Fund | Semiannual Report | 1/31/09  27

------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended                                           9/23/05
                                                             1/31/09         Year Ended       Year Ended     to
                                                             (unaudited)     7/31/08          7/31/07        7/31/06 (a)
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.42        $ 9.25           $   9.22       $   9.65
------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                       $   0.13        $ 0.31           $   0.30       $   0.24
 Net realized and unrealized gain (loss) on investments          0.39          0.21               0.04          (0.28)
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $   0.52        $ 0.52           $   0.34       $  (0.04)
Distributions to shareowners:
 Net investment income                                          (0.16)         (0.35)            (0.31)         (0.28)
 Net realized gain                                                 --             --                --          (0.11)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.36        $  0.17          $   0.03       $  (0.43)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.78        $  9.42          $   9.25       $   9.22
========================================================================================================================
Total return*                                                    5.59%          5.70%             3.74%         (0.45)%(b)
Ratio of net expenses to average net assets+                     1.85%**        1.89%             1.92%          1.94%**
Ratio of net investment income to average net assets+            2.71%**        3.32%             3.23%          3.25%**
Portfolio turnover rate                                            31%            36%               54%            57%
Net assets, end of period (in thousands)                     $ 40,041       $ 19,720          $ 19,666       $     52
Ratio with no waiver of fees and assumption of expenses by
  Advisor and no reduction for fees paid indirectly:
 Net expenses                                                    1.85%**        1.89%             1.92%          1.94%**
 Net investment income                                           2.71%**        3.32%             3.23%          3.25%**
Ratios with waiver of fees and assumption of expenses by
  Advisor and reduction for fees paid indirectly:
 Net expenses                                                    1.85%**        1.88%             1.92%          1.94%**
 Net investment income                                           2.71%**        3.32%             3.23%          3.25%**
------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into effect.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

28  Pioneer Government Income Fund | Semiannual Report | 1/31/09

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended
                                                 1/31/09        Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                                 (unaudited)    7/31/08        7/31/07        7/31/06 (b)   7/31/05       7/31/04
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period             $   9.42       $   9.25       $   9.24       $   9.66      $   9.86      $  10.05
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                           $   0.21       $   0.46       $   0.42       $   0.38      $   0.35      $   0.36
 Net realized and unrealized gain (loss)
  on investments                                     0.38           0.18           0.03          (0.28)        (0.07)        (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations        $   0.59       $   0.64       $   0.45       $   0.10      $   0.28      $   0.25
Distributions to shareowners:
 Net investment income                              (0.22)         (0.47)         (0.44)         (0.41)        (0.46)        (0.43)
 Net realized gain                                     --             --             --          (0.11)        (0.03)        (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Contribution                             $     --       $     --       $     --       $     --      $   0.01      $     --
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                   $     --       $     --       $     --       $     --      $     --(a)   $     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $   0.37       $   0.17       $   0.01       $  (0.42)     $  (0.20)     $  (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   9.79       $   9.42       $   9.25       $   9.24      $   9.66      $   9.86
===================================================================================================================================
Total return*                                        6.34%          6.98%          4.89%          1.08%         2.93%         2.51%
Ratio of net expenses to average net assets+         0.66%**        0.64%          0.67%          0.75%         0.85%         0.85%
Ratio of net investment income to average
  net assets+                                        4.27%**        4.63%          4.46%          4.07%         3.72%         3.63%
Portfolio turnover rate                                31%            36%            54%            57%           79%           39%
Net assets, end of period (in thousands)         $ 35,397       $ 38,386       $ 61,398       $ 79,933      $135,844      $218,772
Ratios with no waiver of and assumption of
  expense by Advisor and no reduction for fees
  paid indirectly:
 Net expenses                                        0.66%**        0.64%          0.67%          0.75%         1.02%         1.13%
 Net investment income                               4.27%**        4.63%          4.46%          4.07%         3.55%         3.35%
Ratios with waiver of fees and assumption of
  expense by Advisor and reduction for fees
  paid indirectly:
 Net expenses                                        0.66%**        0.64%          0.67%          0.75%         0.85%         0.85%
 Net investment income                               4.27%**        4.63%          4.46%          4.07%         3.72%         3.63%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

                Pioneer Government Income Fund | Semiannual Report | 1/31/09  29

Notes to Financial Statements | 1/31/09 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each class of shares can bear different transfer agent and distribution fees. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. The Fund's prospectuses contain unaudited information regarding

30    Pioneer Government Income Fund | Semiannual Report | 1/31/09
the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At January 31, 2009, there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

     Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2008 was as follows:


              Pioneer Government Income Fund | Semiannual Report | 1/31/09    31

-----------------------------------------------------------------
                                                            2008
-----------------------------------------------------------------
Distributions paid from:
Ordinary income                                       $9,315,003
Long-term capital gain                                        --
-----------------------------------------------------------------
  Total                                               $9,315,003
=================================================================

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirectly wholly owned subsidiary of UniCredit S.p.A. (UniCredit), earned $15,873 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2009.


D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan (see
     Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.


E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


32    Pioneer Government Income Fund | Semiannual Report | 1/31/09

F.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; and 0.45% of the excess over $1 billion. The effective management fee for the six months ended January 31, 2009 was 0.50%.

Through January 1, 2010, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Class B expenses to 1.89% of the average daily net assets attributable to Class B shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,292 in management fees, administrative costs and certain other fees payable to PIM at January 31, 2009.


3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings,


              Pioneer Government Income Fund | Semiannual Report | 1/31/09    33
outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2009, such out of pocket expenses by class of shares were as follows:


-----------------------------------------------------------------
Shareholder Communications:
-----------------------------------------------------------------
Class A                                               $24,092
Class B                                                 5,717
Class C                                                12,373
Class Y                                                   500
-----------------------------------------------------------------
  Total:                                              $42,682
=================================================================


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,465 in transfer agent fees and shareholder communications expense payable to PIMSS at January 31, 2009.


4.   Distribution Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,772 in distribution fees payable to PFD at January 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2009, CDSCs in the amount of $71,289 were paid to PFD.


34    Pioneer Government Income Fund | Semiannual Report | 1/31/09

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2009, the Fund's expenses were reduced by $2,038 under such arrangements.


6.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 99.56% and 0.0%, respectively.


              Pioneer Government Income Fund | Semiannual Report | 1/31/09    35

Trustees, Officers and Service Providers

Trustees                                   Officers
John F. Cogan, Jr., Chairman               John F. Cogan, Jr., President
David R. Bock                              Daniel K. Kingsbury, Executive
Mary K. Bush                                   Vice President
Benjamin M. Friedman                       Mark E. Bradley, Treasurer
Margaret B.W. Graham                       Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


36    Pioneer Government Income Fund | Semiannual Report | 1/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                  Pioneer Treasury
                  Reserves Fund
--------------------------------------------------------------------------------
                  Semiannual Report | January 31, 2009
--------------------------------------------------------------------------------

                  Ticker Symbols:
                  Class A   ITAXX
                  Class Y   ITMXX

                  [LOGO]PIONEER
                        Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Performance Update                                                             9

Comparing Ongoing Fund Expenses                                               11

Schedule of Investments                                                       13

Financial Statements                                                          16

Notes to Financial Statements                                                 21

Trustees, Officers and Service Providers                                      26


               Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    3

Portfolio Management Discussion | 1/31/09

The U.S. housing and credit markets may have been the genesis of the global asset sell-off, but the ensuing collapse of financial institutions and investor confidence affected capital markets worldwide -- dampening investors' appetite for risk and increasing demand for only the safest investments. However, even the widely regarded "safe" money market sector came under pressure for a time in the fall of 2008, when the credit crunch paralyzed short-term lending markets. In the following interview, Portfolio Manager Seth Roman discusses his cautious, conservative style of management and how it helped to preserve the Pioneer Treasury Reserves Fund's credit integrity amidst great market turmoil. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Pioneer Treasury Reserves Fund invests in the highest-quality money market instruments available, such as those issued by the U.S. Treasury or an agency of the U.S. government, including the Federal National Mortgage Association
(FNMA) and the Federal Home Loan Bank (FHLB). During the period, the majority of the Fund's assets were invested in U.S. Treasury securities, with the balance in agency securities.

Q How did the Fund perform during the six months ended January 31, 2009, the first half of its fiscal year?

A For the six months ended January 31, 2009, the Fund performed well on a comparative basis. Class A shares of the Fund had a total return of 0.60% at net asset value, outperforming the 0.23% average return for the 79 funds in Lipper's U.S. Treasury Money Market category, the Fund's competitive universe. The Fund also outperformed the Merrill Lynch 90-day (three-month) T-bill Index, which returned 0.33% for the same six-month period. We think that effective security positioning based on our rigorous investment standards contributed to the Fund's results. Because of our emphasis on safety, the Fund's net asset value remained stable at $1.00 per share during this historically turbulent six-month period.

   With the Federal Reserve Board (the Fed) effectively reducing short-term interest rates practically to zero in an attempt to promote economic growth and infuse liquidity into the financial system, money market yields declined throughout the semiannual period ended January 31, 2009. Consequently, the Fund's seven-day effective compound yield for Class A shares fell from 1.35% at the start of the reporting period on July 31, 2008, to 0.02% on January 31, 2009.


4    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

Q What were some of the concerns weighing on the financial markets during the six-month period ended January 31, 2009?

A When the fiscal year began on July 31, 2008, investors were faced with a very different scenario than we find ourselves in today. Commodity prices were coming off peak levels but were still quite high, inflation was a concern, and there was still optimism about global growth even though questions existed about the health of the U.S. economy. Last September, however, many long-standing pillars of the U.S. financial community ran into serious trouble as a result of their exposure to subprime mortgage and mortgage-backed securities, which had been falling in value since the U.S. housing market began to deteriorate in 2006. The announcement of the Lehman Brothers' bankruptcy on September 15, 2008, was especially noteworthy because it caused the failure of billions of dollars in counterparty exposures. The fear of further failures made even overnight borrowing extremely expensive.

   With the U.S. credit markets in turmoil and the financial crisis quickly taking on global proportions, investor confidence evaporated, triggering a massive sell-off across equity and fixed-income markets around the globe. The lack of liquidity in the financial system contributed to a difficult environment for money market funds, prompting the Fed and the U.S. Treasury to announce several initiatives to help restore trust in the short-term markets and to stabilize the banking system.

   By the end of 2008, the Fed had effectively reduced interest rates to zero in an attempt to inundate the credit markets with liquidity and encourage lending. To ease the credit crisis, the U.S. Treasury earmarked the first $350 billion of its TARP (Troubled Asset Relief Program) to purchase failed mortgages and mortgage-related securities at the heart of the credit crisis, but later redirected the funds toward struggling financial institutions by investing directly in the preferred stock of those banks. By the close of the reporting period on January 31, 2009, these efforts had helped to restore a modicum of liquidity to the credit markets.

Q How did you adapt the Fund's portfolio to minimize the impact of these difficult market conditions over the six months ended January 31, 2009?

A In September and October of 2008, when the financial markets' normal operations became quite impaired, we were primarily concerned about maintaining safety to protect shareowners' principal, and liquidity to provide immediate access to their money. With quality taking on added importance during the financial crisis for investors, the heightened demand for the highest-quality securities, such as U.S. Treasury securities, pushed yields on those instruments nearly to zero in the rush for safety, further complicating our efforts to find attractive income opportunities for the Fund.


               Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    5

   In November, with several Federal initiatives under way to reassure the credit markets, we invested the Fund in securities such as floating-rate U.S. government agency notes, and those issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Bank (FHLB). This was done to extend the Fund's average days to maturity and to lock in more attractive yields than were offered by overnight repurchase agreements. The agency notes carry the implicit guarantee of the Federal government, making the securities less of a risk than commercial paper, which is a source of short-term funding for corporations and is more vulnerable to the struggling economy.

   This approach meant that we aligned the Fund's assets in a barbell structure, concentrating its assets on the short and long ends of the money market maturity range. The barbell configuration helped the Fund to take advantage of higher income opportunities while helping to protect the stability of the $1.00 share price.

   In a declining interest rate environment, it is prudent to increase the average days to maturity to lock in income. Consequently, all of our strategies had the intended effect of lengthening the Fund's average days to maturity from 17 days at the beginning of the period on August 1, 2008, to 53 days on January 31, 2009.

Q  What is your investment outlook?

A During 2008, the global financial markets experienced unprecedented volatility sparked by a contagion in the U.S. credit markets that spread around the globe and adversely affected nearly every type of financial asset, including some money market funds. As the Fund enters the second half of its fiscal year, the economy is in a challenging recession, consumer confidence lies near 40-year lows, unemployment is climbing, and the financial system is still under duress. While the situation is severe, we believe that an unprecedented level of government intervention in the United States and abroad should begin to repair the damage. Eventually, we believe the financial markets should emerge from this period healthier and poised for recovery.

   In the meantime, the financial markets are likely to remain volatile until we see signs that the housing market has stabilized, the credit markets have become more liquid, and banks have begun to lend again. We believe short-term interest rates are likely to remain historically low until conditions begin to turn around. We remain cautious but expect to continue looking for opportunities to lock in attractive income opportunities for the Fund.


6    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

   However, we'll proceed with caution, as we remain primarily concerned with maintaining the Fund's high-quality profile and liquidity to meet our shareowners' needs during these trying times.

Please refer to the Schedule of Investments on pages 13-15 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    7

Portfolio Summary | 1/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase Agreements                                                      60.9%
U.S. Government Agency Obligations                                         38.8%
U.S. Corporate Bonds                                                        0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.  U.S. Treasury Bills, 1.1995%, 7/2/09                                  21.38%
 2.  U.S. Treasury Bills, 0.8445%, 10/22/09                                10.72
 3.  U.S. Treasury Bills, 0.84%, 6/24/09                                    9.08
 4.  Federal Home Loan Mortgage Corp., Floating Rate Note, 1/8/10           7.03
 5.  U.S. Treasury Bills, 1.4695%, 7/30/09                                  6.04
 6.  Federal Home Loan Bank, Floating Rate Note, 2/18/09                    5.77
 7.  Federal National Mortgage Association, 4.36875%, 1/21/10               4.07
 8.  U.S. Treasury Notes, 3.5%, 8/15/09                                     3.60
 9.  Federal Home Loan Bank, 2.318%, 2/10/10                                2.83
10.  Federal Home Loan Mortgage Corp., 0.74%, 1/22/10                       2.71

* This list excludes repurchase agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

Performance Update | 1/31/09

Net Asset Value Per Share
--------------------------------------------------------------------------------

     Class                              1/31/09                       7/31/08
       A                                $ 1.00                        $ 1.00
--------------------------------------------------------------------------------
       Y                                $ 1.00                        $ 1.00
--------------------------------------------------------------------------------

Distributions Per Share: 8/1/08-1/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term           Long-Term
      Class              Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A               $ 0.0060               $ --                 $ --
--------------------------------------------------------------------------------
       Y               $ 0.0066               $ --                 $ --
--------------------------------------------------------------------------------

Yields Per Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                 7-Day Annualized             7-Day Effective**
--------------------------------------------------------------------------------
       A                         0.03%                        0.03%
--------------------------------------------------------------------------------
       Y                         0.02%                        0.02%
--------------------------------------------------------------------------------

 * Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends.

Expense Ratio
--------------------------------------------------------------------------------
(Per prospectus dated 12/1/08)
--------------------------------------------------------------------------------
                                   Gross                        Net
--------------------------------------------------------------------------------
Class A Shares                     0.85%                       0.85%
Class Y Shares                     0.60%                       0.60%

The performance of the Class A shares and Class Y shares of the Fund includes the performance of AmSouth Treasury Reserve Money Market Fund Class A shares and AmSouth Treasury Reserve Money Market Fund Class I shares, respectively, prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Treasury Reserves Fund was created through the reorganization of AmSouth Treasury Reserve Money Market Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


               Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    9

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from August 1, 2008 through January 31, 2009.


--------------------------------------------------------------------------------
 Share Class                                        A                     Y
--------------------------------------------------------------------------------
 Beginning Account Value on 8/1/08            $  1,000.00            $  1,000.00
--------------------------------------------------------------------------------
 Ending Account Value on 1/31/09              $  1,006.00            $  1,006.60
--------------------------------------------------------------------------------
 Expenses Paid During Period*                 $      3.19            $      2.63
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.63% and 0.52% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2008 through January 31, 2009.

--------------------------------------------------------------------------------
 Share Class                                        A                      Y
--------------------------------------------------------------------------------
 Beginning Account Value on 8/1/08            $  1,000.00            $  1,000.00
--------------------------------------------------------------------------------
 Ending Account Value on 1/31/09              $  1,022.03            $  1,022.58
--------------------------------------------------------------------------------
 Expenses Paid During Period*                 $      3.21            $      2.65
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.63% and 0.52% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


12    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

Schedule of Investments | 1/31/09 (unaudited)

----------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                                Value
----------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 0.3%
                            DIVERSIFIED FINANCIALS -- 0.3%
                            Diversified Financial Services -- 0.3%
   345,000    1.46          General Electric Capital Corp., Floating Rate Note, 7/8/10   $   345,000
                                                                                         -----------
                            Total Diversified Financials                                 $   345,000
----------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $345,000)                                              $   345,000
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT & AGENCY
                            OBLIGATIONS -- 38.7%
 1,000,000                  Federal Home Loan Bank, 2.25%, 2/13/09                       $   999,954
 1,390,000                  Federal Home Loan Bank, 2.318%, 2/10/10                        1,396,292
 1,000,000                  Federal Home Loan Bank, 2.56%, 8/4/09                          1,008,755
   600,000                  Federal Home Loan Bank, 4.449%, 10/13/09                         600,754
   250,000    2.64          Federal Home Loan Bank, Floating Rate Note, 12/15/09             249,433
 2,850,000    2.69          Federal Home Loan Bank, Floating Rate Note, 2/18/09            2,850,000
   780,000                  Federal Home Loan Mortgage Corp. Discount Note, 0.0%,
                            4/6/09                                                           776,178
 1,340,000                  Federal Home Loan Mortgage Corp., 0.74%, 1/22/10               1,340,000
 3,475,000                  Federal Home Loan Mortgage Corp., Floating Rate Note,
              0.68          1/8/10                                                         3,475,000
   410,000                  Federal Home Loan Mortgage Corp., Floating Rate Note,
              2.40          10/19/09                                                         409,977
   420,000                  Federal Home Loan Mortgage Corp., Floating Rate Note,
              2.41          10/8/09                                                          420,000
   695,000                  Federal Home Loan Mortgage Corp., Floating Rate Note,
              1.25          7/12/10                                                          695,000
   505,000                  Federal National Mortgage Association Discount Note, 0.0%,
                            8/3/09                                                           500,021
   150,000                  Federal National Mortgage Association Discount Note,
                            1.25%, 5/1/09                                                    149,542
   150,000                  Federal National Mortgage Association Discount Note, 2.5%,
                            2/25/09                                                          149,761
   678,000                  Federal National Mortgage Association Discount Note, 2.7%,
                            3/18/09                                                          675,763
   712,000                  Federal National Mortgage Association, 1.7%, 5/5/09              708,907
 2,000,000                  Federal National Mortgage Association, 4.36875%, 1/21/10       2,011,096
   430,000                  Federal National Mortgage Association, Floating Rate Note,
              2.73          2/8/10                                                           429,865
   790,000                  Federal National Mortgage Association, Floating Rate Note,
              0.47          9/3/09                                                           790,000
 1,310,000                  U.S. Treasury Bills, 0.0%, 7/16/09                             1,308,213
 1,000,000                  U.S. Treasury Bills, 0.0%, 9/15/09                               998,208
 4,500,000                  U.S. Treasury Bills, 0.84%, 6/24/09                            4,485,187
 5,330,000                  U.S. Treasury Bills, 0.8445%, 10/22/09                         5,297,724
10,600,000                  U.S. Treasury Bills, 1.1995%, 7/2/09                          10,564,581
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    13

----------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                                Value
----------------------------------------------------------------------------------------------------
                            U.S. Government Agency Obligations -- (continued)
 1,000,000                  U.S. Treasury Bills, 1.4595%, 8/27/09                        $   991,478
 3,000,000                  U.S. Treasury Bills, 1.4695%, 7/30/09                          2,984,493
 1,000,000                  U.S. Treasury Notes, 3.5%, 11/15/09                            1,023,648
 1,750,000                  U.S. Treasury Notes, 3.5%, 8/15/09                             1,777,918
                                                                                         -----------
                                                                                         $49,067,748
----------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                            (Cost $49,067,748)                                           $49,067,748
----------------------------------------------------------------------------------------------------
 Shares
                            MUTUAL FUND -- 0.0%
       728                  BlackRock Liquidity Funds FedFund Portfolio                  $       728
----------------------------------------------------------------------------------------------------
                            TOTAL MUTUAL FUND
                            (Cost $728)                                                  $       728
----------------------------------------------------------------------------------------------------
Principal
Amount ($)
                            TEMPORARY CASH INVESTMENTS -- 60.7%
                            Repurchase Agreements -- 60.7%
24,000,000                  Barclays Plc, 0.25%, dated 1/30/09, repurchase price of
                            $24,000,000 plus accrued interest on 2/2/09 collateralized
                            by $24,480,000 U.S. Treasury Strip, 0.0%, 2/15/24            $24,000,000
28,000,000                  BNP Paribas Securities Corp., 0.26%, dated 1/30/09,
                            repurchase price of $28,000,000 plus accrued interest on
                            2/2/09 collateralized by $28,560,002 U.S. Treasury
                            Inflation Notes, 1.75 - 3.375%, 1/15/28 - 4/15/32             28,000,000
22,500,000                  Deutsche Bank, 0.25%, dated 1/30/09, repurchase price of
                            $22,500,000 plus accrued interest on 2/2/09 collateralized
                            by $22,950,028 U.S. Treasury Bond, 7.875%, 2/15/21            22,500,000
 2,500,000                  Deutsche Bank, 0.29%, dated 1/30/09, repurchase price of
                            $2,500,000 plus accrued interest on 2/2/08 collateralized
                            by the following:
                              $281,361 Freddie Mac Giant, 6.5 - 7.0%,
                                10/1/37 - 11/1/38
                              $278,854 Federal Home Loan Mortgage Corp.,
                                4.969 - 5.902%, 3/1/35 - 2/1/37
                              $579,981 Federal National Mortgage Association
                                (ARM), 5.361 - 6.272%, 2/1/24 - 9/1/37
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


14    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

----------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                                Value
----------------------------------------------------------------------------------------------------
                            Repurchase Agreements -- (continued)
                            $1,357,914 Federal National Mortgage Association,
                            5.5 - 7.0%, 7/1/35 - 3/1/47
                            $51,890 Government National Mortgage Association,
                            7.0%, 9/15/36                                               $  2,500,000
                                                                                        ------------
                                                                                        $ 77,000,000
----------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $77,000,000)                                          $ 77,000,000
----------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 99.7%
                            (Cost $126,413,476)(a)                                      $126,413,476
----------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- 0.3%                        $    419,454
----------------------------------------------------------------------------------------------------
                            TOTAL NET ASSETS -- 100.0%                                  $126,832,930
====================================================================================================

(a) At January 31, 2009, cost for federal income tax purposes was $126,413,476.

(b) Debt obligation with a variable interest rate. Rate shown is the rate at period end.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of January 31, 2009, in valuing the Fund's assets:



--------------------------------------------------------------------------------
                                                                   Investments
 Valuation Inputs                                                  in Securities
--------------------------------------------------------------------------------
 Level 1 -- Quoted Prices                                          $         --
 Level 2 -- Other Significant Observable Inputs                     126,413,476
 Level 3 -- Significant Unobservable Inputs                                  --
--------------------------------------------------------------------------------
 Total                                                             $126,413,476
================================================================================

The accompanying notes are an integral part of these financial statements.


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    15

Statement of Assets and Liabilities | 1/31/09 (unaudited)

ASSETS:
  Investment in securities, at value (cost $126,413,476)          $ 126,413,476
  Cash                                                                  235,065
  Receivables --
   Fund shares sold                                                     919,749
   Interest                                                              93,348
   Due from Pioneer Investment Management, Inc.                          14,794
  Other                                                                  33,734
-------------------------------------------------------------------------------
     Total assets                                                 $ 127,710,166
-------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                        $     841,986
   Dividends                                                              1,560
  Due to affiliates                                                       6,554
  Accrued expenses                                                       27,136
-------------------------------------------------------------------------------
     Total liabilities                                            $     877,236
-------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                 $ 126,802,422
  Distributions in excess of net investment income                     (147,150)
  Accumulated net realized gain on investments                          177,658
-------------------------------------------------------------------------------
     Total net assets                                             $ 126,832,930
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $94,319,770/94,278,245 shares)                $        1.00
  Class Y (based on $32,513,160/32,418,103 shares)                $        1.00
===============================================================================

The accompanying notes are an integral part of these financial statements.


16    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

Statement of Operations (unaudited)

For the Six Months Ended 1/31/09

INVESTMENT INCOME:
  Interest                                                $ 584,209
  Miscellaneous income                                      359,728
--------------------------------------------------------------------------------
     Total investment income                                           $ 943,937
--------------------------------------------------------------------------------
EXPENSES:
  Management fees                                         $ 240,270
  Transfer agent fees
   Class A                                                    6,576
   Class Y                                                      598
  Distribution fees
   Class A                                                   56,777
  Shareholder communications expense                          8,571
  Administrative fees                                        19,685
  Custodian fees                                             28,752
  Registration fees                                          23,255
  Professional fees                                          21,126
  Printing expense                                            9,135
  Fees and expenses of nonaffiliated trustees                 3,605
  Miscellaneous                                               1,919
--------------------------------------------------------------------------------
     Total expenses                                                    $ 420,269
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                               (64,733)
     Less fees paid indirectly                                               (89)
--------------------------------------------------------------------------------
     Net expenses                                                      $ 355,447
--------------------------------------------------------------------------------
       Net investment income                                           $ 588,490
--------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                     $ 116,888
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                 $ 705,378
================================================================================

The accompanying notes are an integral part of these financial statements.


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    17

Statement of Changes in Net Assets

For the Six Months Ended 1/31/09 and the Year Ended 7/31/08

                                                               Six Months Ended
                                                               1//31/09            Year Ended
                                                               (unaudited)         7/31/08
FROM OPERATIONS:
Net investment income                                           $      588,490     $    2,297,343
Net realized gain on investments                                       116,888             63,381
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $      705,378     $    2,360,724
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.0060 and $0.0252 per share, respectively)        $     (397,917)    $     (628,077)
   Class Y ($0.0066 and $0.0466 per share, respectively)              (324,682)        (1,689,408)
-------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $     (722,599)    $   (2,317,485)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $  208,794,991     $  219,143,394
Reinvestment of distributions                                          416,867            683,450
Cost of shares repurchased                                        (167,521,702)      (232,568,099)
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $   41,690,156     $  (12,741,255)
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $   41,672,935     $  (12,698,016)
NET ASSETS:
Beginning of period                                                 85,159,995         97,858,011
-------------------------------------------------------------------------------------------------
End of period                                                   $  126,832,930     $   85,159,995
-------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                $     (147,150)    $      (13,041)
-------------------------------------------------------------------------------------------------

                                     '09 Shares      '09 Amount        '08 Shares         '08 Amount
                                     (unaudited)     (unaudited)
Class A
Shares sold                          120,596,299     $120,596,248       113,603,297       $113,603,297
Reinvestment of distributions            387,081         387,081            548,854            548,854
Less shares repurchased              (74,448,603)    (74,448,603)       (92,653,003)       (92,653,004)
------------------------------------------------------------------------------------------------------
   Net increase                       46,534,777     $46,534,726         21,499,148       $ 21,499,147
======================================================================================================
Class Y
Shares sold                           88,197,476     $88,198,743        105,540,097       $105,540,097
Reinvestment of distributions             29,786          29,786            134,596            134,596
Less shares repurchased              (93,073,099)    (93,073,099)      (139,915,095)      (139,915,095)
------------------------------------------------------------------------------------------------------
   Net decrease                       (4,845,837)    $(4,844,570)       (34,240,402)      $(34,240,402)
======================================================================================================

The accompanying notes are an integral part of these financial statements.


18    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

Financial Highlights

                                                                          Six Months
                                                                          Ended
                                                                          1/31/09         Year Ended    Year Ended
                                                                          (unaudited)     7/31/08       7/31/07
Class A
Net asset value, beginning of period                                      $  1.00         $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $  0.01         $  0.03       $  0.05
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                    $ (0.01)        $ (0.03)      $ (0.05)
---------------------------------------------------------------------------------------------------------------
Capital contributions                                                     $    --         $    --       $    --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  1.00         $  1.00       $  1.00
===============================================================================================================
Total return*                                                                0.60%           2.55%         4.59%
Ratio of net expenses to average net assets+                                 0.63%**         0.85%         0.68%
Ratio of net investment loss to average net assets+                          0.80%**         2.37%         4.55%
Net assets, end of period (in thousands)                                  $94,320         $47,807       $26,293
Ratios with no waiver of fees and assumption of expenses by the advisor and no reduction for fees paid indirectly:
 Net expenses                                                                0.78%**         0.85%         0.68%
 Net investment income                                                       0.65%**         2.37%         4.55%
Ratios with waiver of fees and assumption of expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                                0.63%**         0.84%         0.68%
 Net investment income                                                       0.80%**         2.38%         4.55%
===============================================================================================================

                                                                          Year Ended      Year Ended    Year Ended
                                                                          7/31/06 (b)     7/31/05       7/31/04
Class A
Net asset value, beginning of period                                      $  1.00         $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $  0.03         $  0.02       $  0.00(a)
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                    $ (0.03)        $ (0.02)      $  0.00(a)
---------------------------------------------------------------------------------------------------------------
Capital contributions                                                     $    --         $  0.00(a)    $    --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  1.00         $  1.00       $  1.00
===============================================================================================================
Total return*                                                                3.36%           1.62%         0.25%
Ratio of net expenses to average net assets+                                 0.90%           0.70%         0.77%
Ratio of net investment loss to average net assets+                          3.36%           1.62%         0.26%
Net assets, end of period (in thousands)                                  $31,687         $70,793       $72,929
Ratios with no waiver of fees and assumption of expenses by the advisor and no reduction for fees paid indirectly:
 Net expenses                                                                0.92%           0.69%         1.02%
 Net investment income                                                       3.34%           1.63%         0.01%
Ratios with waiver of fees and assumption of expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                                0.90%           0.70%         0.77%
 Net investment income                                                       3.36%           1.62%         0.26%
===============================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on
    September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if the sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09  19

                                                                          Six Months
                                                                          Ended
                                                                          1/31/09         Year Ended    Year Ended
                                                                          (unaudited)     7/31/08       7/31/07
Class Y
Net asset value, beginning of period                                      $  1.00         $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $  0.01         $  0.03       $  0.05
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                    $ (0.01)        $ (0.03)      $ (0.05)
---------------------------------------------------------------------------------------------------------------
Capital contributions                                                     $    --         $    --       $    --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  1.00         $  1.00       $  1.00
===============================================================================================================
Total return*                                                                0.66%           2.78%         4.76%
Ratio of net expenses to average net assets+                                 0.52%**         0.60%         0.56%
Ratio of net investment income (loss) to average net assets+                 1.29%**         2.84%         4.66%
Net assets, end of period (in thousands)                                  $32,513         $37,353       $71,565
Ratios with no waiver of fees and assumption of expenses by the advisor and no reduction for fees paid indirectly:
 Net expenses                                                                0.56%**         0.60%         0.56%
 Net investment income                                                       1.25%**         2.84%         4.66%
Ratios with waiver of fees and assumption of expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                                0.52%**         0.60%         0.56%
 Net investment income                                                       1.29%**         2.84%         4.66%
===============================================================================================================

                                                                          Year Ended      Year Ended    Year Ended
                                                                          7/31/06 (b)     7/31/05       7/31/04
Class Y
Net asset value, beginning of period                                      $  1.00         $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $  0.03         $  0.02       $  0.00(a)
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                    $ (0.03)        $ (0.02)      $  0.00(a)
---------------------------------------------------------------------------------------------------------------
Capital contributions                                                     $    --         $  0.00(a)    $    --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  1.00         $  1.00       $  1.00
===============================================================================================================
Total return*                                                                3.56%           1.67%         0.33%
Ratio of net expenses to average net assets+                                 0.69%           0.65%         0.69%
Ratio of net investment income (loss) to average net assets+                 3.59%           1.60%         0.35%
Net assets, end of period (in thousands)                                  $69,387         $96,014       $134,182
Ratios with no waiver of fees and assumption of expenses by the advisor and no reduction for fees paid indirectly:
 Net expenses                                                                0.72%           0.85%         0.92%
 Net investment income                                                       3.57%           1.40%         0.12%
Ratios with waiver of fees and assumption of expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                                0.69%           0.65%         0.69%
 Net investment income                                                       3.59%           1.60%         0.35%
===============================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on
    September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if the sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


20  Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

Notes to Financial Statements | 1/31/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Treasury Reserves Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short term securities.

The Fund currently offers two classes of shares designated as Class A and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Although the Fund seeks to preserve the value of its shares at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    21

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2008 was as follows:

--------------------------------------------------------------------------------
                                                                            2008
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                    $2,317,485
   Long-term capital gain                                                     --
--------------------------------------------------------------------------------
     Total                                                            $2,317,485
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2008:

--------------------------------------------------------------------------------
                                                                           2008
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                       $ 94,636
   Dividend payable                                                     (46,907)
--------------------------------------------------------------------------------
      Total                                                            $ 47,729
================================================================================


22    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund. Class Y shares are not subject to a distribution plan (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A and Class Y shares can bear different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. The management fee was equivalent to 0.40% of the average daily net assets for the period.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    23
more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,064 in management fees, administrative costs and certain other fees payable to PIM at January 31, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, The Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2009, out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                  $8,571
 Class Y                                                                      --
--------------------------------------------------------------------------------
  Total                                                                   $8,571
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,834 in transfer agent fees payable to PIMSS at January 31, 2009.

4. Distribution Plan

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredit, 0.15% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.15% of the average daily net assets attributable to Class A shares. There are no distribution or service fees charged for Class Y shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $656 in distribution fees payable to PFD at January 31, 2009.


24    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2009, the Fund's expenses were reduced by $89 under such arrangements.

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    25

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


26    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

                           This page for your notes.

              Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09    27

                           This page for your notes.

28    Pioneer Treasury Reserves Fund | Semiannual Report | 1/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 31, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 31, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date March 31, 2009

* Print the name and title of each signing officer under his or her signature.